Registration No. 33-12256

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 8 to FORM S-6 FOR REGISTRATION UNDER
THE SECURITIES ACT OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

A. Exact name of trust:
   Multistate Trust,
   Series 42


B. Name of depositor:
   ADVEST, INC.


C. Complete address of depositor's principal executive offices:
   ADVEST, INC.
  One Commercial Plaza
   280 Trumbull Street
   Hartford, Connecticut 06103


D. Name and complete address of agents for service:
   LEE G. KUCKRO, Esq.
   Advest, Inc.
   One Commercial Plaza
   280 Trumbull Street
   Hartford, Connecticut 06103

   Copies of Comments to:
   ERIC F. FESS
   Chapman and Cutler
   111 West Monroe Street
   Chicago, Illinois 60603


It is proposed that this filing will become effective (check appropriate box)

o       immediately upon filing pursuant to paragraph (b)
xx      September 29, 1995
o       60 days after filing pursuant to paragraph (a)
o       on (date) pursuant to paragraph (a) of rule (485 or 486)


Page 1





                   Multistate Trust, Series 42

  NOTE: Part I of this Prospectus may not be distributed unless accompanied by Part II.

                   MULTISTATE TRUST, SERIES 42
                           9,475 Units
                       Prospectus, Part I
                    Dated: September 29, 1995

This Prospectus consists of two parts. The first contains a Summary of Essential Information as of June 30, 1995 (the "Pricing Date"), a summary of certain specific information regarding the Trust and the separate underlying trusts (the "State Trusts") and certified financial statements of each State Trust as of May 31, 1995 (the
"Date of Determination"), including the related Schedule of Investments as of the Date of Determination. Part II of this Prospectus contains a general summary of the Trust.

In the opinion of counsel, under existing law interest income to the Trust and, with certain exceptions, to Certificateholders is exempt from Federal income tax. In addition, the interest income of each State Trust is, in the opinion of counsel, exempt to the extent indicated from state and local taxes, when held by residents of the state the name of which appears in the name of such State Trust. With certain exceptions, capital gains, if any, will be subject to tax.

The Trust. Multistate Trust, Series 42 (the "Trust"), consists of three State Trusts designated as Connecticut Tax Exempt Unit Trust 42 (the "Connecticut Trust"), North Carolina Tax Exempt
Unit Trust 42 (the "North Carolina Trust") and Virginia Tax Exempt Unit Trust 42 (the "Virginia Trust"), each formed for the purpose of investing in a diversified portfolio of tax exempt bonds (the "Bonds"), with the objectives of preservation of capital and of earning interest income free from both Federal income tax and to the extent indicated from state and local taxes in the State for which a State Trust is named and may include units of the same State Trust of previously-issued series of the Trust (the "Trust Units"). All of the Bonds comprising each State Trust (and all of the bonds underlying any Trust Units held by such State Trust) are obligations of the State for which such Trust is named, its political subdivisions, municipalities and public authorities or of certain United States territories or possessions and their public authorities. Payment of interest and return of capital by the issuers of the Bonds are dependent upon the continuing ability of the issuers of the Bonds (and of the bonds underlying any Trust Units) to meet their obligations. The Units being offered hereby are outstanding Units repurchased by the Sponsor in the secondary market or from the Trustee after having been tendered for redemption. For a summary of information about the composition of each State Trust portfolio, see "Schedule of Investments."

Sponsor. Advest, Inc. is the Sponsor of the Trust.

Public Offering Price. The Public Offering Price of a Unit of each State Trust is equal to the Sponsor's Bid Price per Unit, plus an amount equal to 4.50% of the Public Offering Price (4.71% of the Sponsor's Bid Price), 3.80% of the Public Offering Price
(3.95% of the Sponsor's Bid Price) and 4.01% of the Public Offering
Price (4.18% of the Sponsor's Bid Price) for the Connecticut Trust,
North Carolina Trust and Virginia Trust, respectively. If the
Bonds in the Trust were available for direct purchase by investors, the purchase price of the Bonds would not include the sales charge included in the Public Offering Price of the Units. Had the Units of the Connecticut Trust, North Carolina Trust and Virginia Trust been available for sale on the Pricing Date, the Public Offering
Price would have been $1,078.57, $618.42 and $937.31, respectively, plus accrued interest to expected date of settlement (three business days after such date) of $17.97, $11.09 and $18.31, respectively, semi-annually for a total of $1,096.54, $629.51 and $955.62, respectively, semi-annually. The Public Offering Price will vary on a daily basis from the amount stated in accordance with fluctuations in the prices of the underlying Bonds and the price to be paid by each investor will be computed as of the date the Units are purchased
(see "Public Offering of Units - Public Offering Price" in Part
II of the Prospectus).

       Please retain this Prospectus for future reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED
UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Page A-1


Estimated Current Return and Estimated Long-Term Return

The Estimated Current Return per Unit and the Estimated Long-Term Return per Unit to Certificateholders of the Connecticut Trust, North Carolina Trust and Virginia Trust on the Pricing Date is set forth in "Summary of Essential Information" (see "The Trust
- Interest, Estimated Current Return and Estimated Long-Term Return" in Part II of the Prospectus).

Distributions

Distributions of interest and principal received by each State
Trust, pro rated on an annual basis, will be made to Certificateholders semi-annually on the distribution days indicated under "Summary of Essential Information" to holders of record on the first day of the month in which any such distribution is made unless the Certificateholder elects to receive interest distributions monthly
(see "Certificateholders - Rights of Certificateholders" in Part
II of the Prospectus).

Market for the Units

The Sponsor, although not obligated to do so, maintains and intends to maintain a secondary market for the Units at the related Sponsor's Bid Price, as more fully described in Part II of the Prospectus under "Public Offering of Units - Market for Units." If such a market is not maintained, a Certificateholder may be able to dispose of his Units only through redemption at prices based upon the bid prices of the underlying Bonds. Any Units repurchased by the Sponsor in the secondary market may be reoffered at the then current Public Offering Price including a sales charge (see "Public Offering of Units - Market for Units" in Part II of the Prospectus).


Page A-2


                INFORMATION REGARDING THE TRUST

                       As of May 31, 1995
                (Except as Otherwise Indicated)

PORTFOLIOS - STATE RISK FACTORS AND TAX STATUS (N.B. TAX OPINIONS WHICH APPEAR HEREIN ARE AS RENDERED ON THE DATE OF DEPOSIT. CONSULT WITH YOUR TAX ADVISOR TO DISCUSS ANY RELEVANT CHANGES IN THE TAX
LAWS SINCE THE DATE OF DEPOSIT. INTEREST INCOME ON THE BONDS CONTAINED IN THE PORTFOLIO OF EACH STATE TRUST IS, IN THE OPINION OF BOND COUNSEL TO THE ISSUING GOVERNMENTAL AUTHORITIES, EXCLUDIBLE FROM
GROSS INCOME UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED
(THE "CODE"). SEE "THE TRUST - TAX STATUS OF THE TRUST" IN PART
II OF THE PROSPECTUS FOR INFORMATION REGARDING FEDERAL TAXATION.)

Connecticut Trust

Investors should be aware that manufacturing was historically the most important economic activity within the State of Connecticut but, in terms of number of persons employed, manufacturing has declined in the last ten years while both trade and service-related industries have become more important, and in 1993 manufacturing accounted for only 19.2% of total non-agricultural employment in Connecticut. Defense-related business represents a relatively high proportion of the manufacturing sector; reductions in defense spending have already had a substantial adverse effect on Connecticut's economy, and the State's largest defense contractors have announced substantial planned labor force reductions scheduled to occur over the next four years. Connecticut is now in a recession, the depth and duration of which are uncertain. Moreover, while unemployment in the State as a whole had generally remained below the national level, as of May 1993, the estimated rate of unemployment in Connecticut on a seasonally adjusted basis was 7.4%, compared to 6.9% for the United States as a whole, and certain geographic areas in the State have been affected by high unemployment and poverty.
The State derives over 70% of its revenues from taxes imposed by it, the most important of which have been the sales and use taxes and the corporation business tax, each of which is sensitive to changes in the level of economic activity in the State, but the Connecticut Income Tax, enacted in 1991, has superseded each of them in importance. There can be no assurance that general economic difficulties or the financial circumstances of the State or its towns and cities will not adversely affect the market value of the Connecticut Bonds in the Connecticut Trust or the ability of the obligors to pay debt service on such Connecticut Bonds.

The General Fund budget adopted by Connecticut for the 1986-87 fiscal year contemplated both revenues and expenditures of $4,300,000,000. The General Fund ended the 1986-87 fiscal year with a surplus of $365,200,000. The General Fund budget for the 1987-88 fiscal year contemplated General Fund revenues and expenditures of $4,915,800,000. However, the General Fund ended the 1987-88 fiscal year with a deficit of $115,600,000. The General Fund budget adopted for the 1988-89 fiscal year anticipated that General Fund expenditures of $5,551,000,000 and certain educational expenses of $206,700,000 not previously paid through the General Fund would be funded in part from surpluses of prior years and in part from higher tax revenues projected to result from tax laws in effect for the 1987-88 fiscal year and stricter enforcement thereof; a substantial deficit was projected during the third quarter of the 1988-89 fiscal year, but largely because of tax law changes that took effect before the end of the fiscal year, the deficit was kept to $28,000,000.
The General Fund budget adopted for the 1989-90 fiscal year anticipated expenditures of approximately $6,224,500,000 and, by virtue of tax increase legislation enacted to take effect generally at the beginning of the fiscal year, revenues slightly exceeding such amount. However, largely because of tax revenue shortfalls, the General Fund ended the 1989-90 fiscal year with a deficit for the year of $259,500,000, wiping out reserves for such events built up in prior years. The General Fund budget adopted for the 1990-91 fiscal year anticipated expenditures of $6,433,000,000, but no significant new or increased taxes were enacted. Primarily because of significant declines in tax revenues and unanticipated expenditures reflective of economic adversity, the General Fund ended the 1990-91 fiscal year alone with a further deficit of $809,000,000.

A General Fund budget for the 1991-92 fiscal year was not enacted until August 22, 1991. This budget anticipated General Fund expenditures of $7,007,861,328 and revenues of $7,426,390,000. Projected decreases in revenues resulting from a 25% reduction in the sales tax rate effective October 1, 1991, the repeal of the taxes on the capital gains and interest and dividend income of resident individuals for years starting after 1991, and the phase-out of the corporation business tax surcharge over two years commencing with taxable years starting after 1991 were expected to be more than offset by a new general income tax imposed at effective rates not to exceed 4.5% on the Connecticut taxable income of resident and non-resident individuals, trusts, and estates. The General Fund ended the 1991-92 fiscal year with an operating surplus of $110,000,000. The General Fund budget for the 1992-93 fiscal year anticipated
General Fund expenditures of $7,372,062,059 and revenues of $7,372,210,000, and the General Fund ended the 1992-93 fiscal year with an operating surplus of $113,500,000. Balanced General Fund budgets for the biennium ending June 30, 1995, were adopted in 1993 appropriating expenditures of $7,828,900,000 for the 1993-94 fiscal year and $8,266,000,000 for the 1994-95 fiscal year. The General Fund ended the 1993-94 fiscal year with a surplus of $19,700,000. In 1994 the budgeted General Fund appropriations


Page A-3

for the 1994-95 fiscal year were increased to $8,567,200,000.
In addition, expenditures of federal, State, and local funds in the twelve years started July 1, 1984, for repair of the State's roads and bridges now projected at $9,400,000,000 are anticipated, a portion of the State's $4,100,000,000 share of which would be financed by bonds expected to total $3,700,000,000 and by direct payments, both of which would be supported by a Special Transportation Fund first created by the General Assembly for the 1984-85 fiscal year.

To fund operating cash requirements, prior to the 1991-92 fiscal year the State borrowed up to $750,000,000 pursuant to authorization to issue commercial paper and on July 29, 1991, it issued $200,000,000 of General Obligation Temporary Notes, none of which temporary borrowings are currently outstanding. To fund the cumulative General
Fund deficit for the 1989-90 and 1990-91 fiscal years, the legislation enacted August 22, 1991, authorized the State Treasurer to issue
Economic Recovery Notes up to the aggregate amount of such deficit, which must be payable no later than June 30, 1996; at least $50,000,000 of such Economic Recovery Notes, but not more than a cap amount, is to be retired each fiscal year commencing with the 1991-92 fiscal year, and any unappropriated surplus up to $205,000,000 in the General Fund at the end of each of the three fiscal years commencing with the 1991-92 fiscal year must be applied to retire such Economic Recovery Notes as may remain outstanding at those times. On September 25, 1991, and October 24, 1991, the State issued $640,710,000 and $325,002,000, respectively, of such Economic Recovery Notes, of which $455,610,000 was outstanding as of March 1, 1995.

As a result of the State's budget problems, the ratings of its general obligation bonds were reduced by Standard & Poor's from AA+ to AA on March 29, 1990, and by Moody's from Aa1 to Aa on April 9, 1990. Moreover, because of these problems, on September 13, 1991, Standard & Poor's reduced its rating of the State's general obligation bonds and certain other obligations that depend in part on the creditworthiness of the State to AA-. On March
7, 1991, Moody's downgraded its ratings of the revenue bonds of four Connecticut hospitals because of the effects of the State's restrictive controlled reimbursement environment under which they have been operating.

General obligation bonds issued by Connecticut municipalities are payable primarily only from ad valorem taxes on property subject to taxation by the municipality. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits in recent years. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut has held that Bridgeport has authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. Regional economic difficulties, reductions in revenues, and increased expenses could lead to further fiscal problems for the State and its political subdivisions, authorities, and agencies. Difficulty in payment of debt service on borrowings could result in declines, possibly severe, in the value of their outstanding obligations and increases in their future borrowing costs.

In the opinion of Day, Berry & Howard, special counsel to the Multistate Trust for Connecticut tax matters, which relies explicitly on the opinion of Brown & Wood, regarding Federal income tax matters relating to the Multistate Trust, under existing law, as of the Date of Deposit:

1. Interest income of the Connecticut Trust from obligations issued by or on behalf of the State of Connecticut, any political subdivision thereof, or any agency, instrumentality, authority, or district of either (a "Connecticut Issuer"), or from obligations of United States territories or possessions and their public authorities the income from which Federal law would prohibit Connecticut from taxing if received directly by a Certificateholder, will not be taxable under the Connecticut tax on the interest and dividend income of resident individuals, when such interest is received by the Connecticut Trust or distributed to and received by the Certificateholder.

2. In determining "net gains from the sale or exchange of capital assets" for purposes of the Connecticut tax on the capital gains of resident individuals, gains and losses recognized by a Certificateholder for Federal income tax purposes upon the sale, redemption, or other disposition of Units of the Connecticut Trust held by him, or upon the redemption, maturity, sale, or other disposition by the Connecticut Trust of obligations held by the Connecticut Trust, must be included with other gains and losses taken into account, except that (i) gains and losses attributable to obligations of Connecticut Issuers held by the Connecticut Trust that are recognized by a Certificateholder who sells, redeems, or otherwise disposes of Units of the Connecticut Trust may not have to be included with other gains and losses taken into account, and (ii) gains and losses recognized by a Certificateholder upon the redemption, maturity, sale, or other disposition by the Connecticut Trust of obligations of Connecticut Issuers held by the Connecticut
Trust will not be included with other gains and losses taken into account when realized by the Connecticut Trust or distributed to the Certificateholder.

3. The portion of any interest income or capital gain of the Connecticut Trust that is allocable to a Certificateholder that is subject to the Connecticut corporation business tax is includable in the gross income of such Certificateholder for purposes of such tax.


Page A-4


4. An interest in a Unit of the Connecticut Trust that is owned by or attributable to a Connecticut resident at the time of his death is includable in his gross estate for purposes of the Connecticut succession tax and the Connecticut estate tax.

5. The Connecticut Trust will be treated as a trust, rather than an association taxable as is a corporation, for purposes of the Conneticut corporation business tax.

North Carolina Trust

See "Schedule of Investments" for a list of the Debt Obligations included in the North Carolina Trust. The portions of the following discussion regarding the financial condition of the State government may not be relevant to general obligation or revenue bonds issued by political subdivisions of the State. Those portions and the sections which follow regarding the economy of the State are included for the purpose of providing information about general economic conditions that may or may not affect issuers of the North Carolina Obligations. None of the information is relevant to any Puerto
Rico Obligations which may be included in the Portfolio of the North Carolina Trust.

General obligations of a city, town or county in North Carolina are payable from the general revenues of the entity, including ad valorem tax revenues on property within the jurisdiction. Revenue bonds issued by North Carolina political subdivisions include
(1) revenue bonds payable exclusively from revenue-producing governmental enterprises and (2) industrial revenue bonds, college and hospital revenue bonds and other "private activity bonds" which are essentially non-governmental debt issues and which are payable exclusively by private entities such as non-profit organizations and business concerns of all sizes. State and local governments have no obligation to provide for payment of such private activity bonds and in many cases would be legally prohibited from doing so. The value of such private activity bonds may be affected by a wide variety of factors relevant to particular localities or industries, including economic developments outside of North Carolina.

Section 23-48 of the North Carolina General Statutes appears to permit any city, town, school district, county or other taxing district to avail itself of the provisions of Chapter 9 of the United States Bankruptcy Code, but only with the consent of the Local Government Commission of the State and of the holders of such percentage or percentages of the indebtedness of the issuer as may be required by the Bankruptcy Code (if any such consent is required). Thus, although limitations apply, in certain circumstances political subdivisions might be able to seek the protection of the Bankruptcy Code.

State Budget and Revenues. The North Carolina State Constitution requires that the total expenditures of the State for the fiscal period covered by each budget not exceed the total of receipts during the fiscal period and the surplus remaining in the State Treasury at the beginning of the period. The State's fiscal year runs from July 1st through June 30th.

In 1990 and 1991, the State had difficulty meeting its budget projections. The General Assembly responded by enacting a number of new taxes and fees to generate additional revenue and reduce allowable departmental operating expenditures and continuation funding. The spending reductions were based on recommendations from the Governor, the Government Performance Audit Committee and selected reductions identified by the General Assembly.

The State, like the nation, has experienced economic recovery since 1991. Apparently due to both increased tax and fee revenue and the previously enacted spending reductions, the State had a budget surplus of approximately $887 million at the end of fiscal 1993-94. After review of the 1994-95 continuation budget adopted in 1993, the General Assembly approved spending expansion funds, in part to restore certain employee salaries to budgeted levels, which amounts had been deferred to balance the budgets in 1989-1993, and to authorize funding for new initiatives for economic development, education, human services and environmental programs. (The cutback in funding for infrastructure and social development projects had been cited by agencies rating State obligations, following the 1991 reductions, as cause for concern about the long-term consequences of those reductions on the economy of the State and the State's fiscal prospects.)

Based on projected growth in State tax and fee revenues, the General Fund balance forecast for the end of the 1994-95 fiscal year is approximately $310 million.

It is unclear what effect these developments at the State level may have on the value of the Debt Obligations in the North Carolina Trust.

The State is subject to claims by classes of plaintiffs asserting a right to a refund of taxes paid under State statutes that allegedly discriminated against federal retirees and armed services personnel in a manner that was unconstitutional based on the decision by the United States Supreme Court in a 1989 Michigan case involving a similar law, Davis v. Michigan Department of Treasury ("Davis").
At the time of that decision, State income tax law exempted retirement income paid by North Carolina State and local governments but did not exempt retirement income paid by the federal government to its former employees. Also, State tax law at the time provided a deduction for certain income earned by members of the North
Carolina National Guard, but did not provide a similar deduction for members of the federal armed services.

Following the Davis decision the North Carolina legislature amended the tax laws to provide identical retirement income exclusions for former state and federal employees (effective for 1989), and repealed the deduction given to members of the State


Page A-5

National Guard. In addition, the amendments authorized a special tax credit for federal retirees equal to the taxes paid on their nonexcluded federal pensions in 1988 (to be taken over a three year period beginning with returns for 1990).

Subsequent to Davis, the North Carolina plaintiffs brought an action in federal court against the North Carolina Department of Revenue and certain officials of the State alleging that the collection of the taxes under the prior North Carolina tax statutes was prohibited by the state and federal constitutions, and also violated civil rights protections under 42 U.S.C. Sec. 1983, a federal statute prohibiting discriminatory taxation of the compensation of certain federal employees (4 U.S.C. Sec. 111), and the principle of intergovernmental tax immunity. The plaintiffs sought injunctive relief requiring the State to provide refunds of the illegally collected taxes paid on federal retirement or military pay for the years 1985-88 (covering the asserted 3 year limitations period), plus interest. Swanson, et al. v. Powers, et al. (United States District Court for the Eastern District of North Carolina, No. 89-282-CIV-5-H) ("Swanson Federal"). The individual plaintiffs in Swanson Federal also brought an action in North Carolina state court seeking refunds of the illegal taxes. Swanson, et al. v.
State of North Carolina, et al. (Wake County, North Carolina Superior Court, No. 90 CVS 3127) ("Swanson State").

The amounts claimed by federal retirees in the Swanson actions have not been precisely calculated. Plaintiffs have asserted that the plaintiff class contains about 100,000 taxpayers; the State estimated that as of June 30, 1994, the claims (including interest) would then aggregate approximately $280 million.

In 1991, the North Carolina Supreme Court in Swanson State affirmed a decision in favor of the State, holding that the U.S. Supreme
Court decision in Davis was not to have retroactive effect. Review was granted by the United States Supreme Court and the case subsequently was remanded to the North Carolina Supreme Court for reconsideration in light of the U.S. Supreme Court's 1993 holding in Harper v.
Virginia Dept. of Taxation ("Harper"). In Harper, which also involved the disparate income tax treatment of retired state and federal employees and the question of retroactive application of Davis, the U.S. Supreme Court held that the Commonwealth of Virginia must provide "meaningful backward-looking relief" to the plaintiffs if the Commonwealth did not have a pre-deprivation process adequate to satisfy due process requirements. Harper was remanded to the Supreme Court of Virginia to determine whether a remedy was required and, if so, what form it would take.

Similarly, Swanson State was remanded for reconsideration of whether the North Carolina tax laws satisfied the due process requirements of the federal constitution and, if not, what remedy was to be provided by the State.

On remand, the North Carolina Supreme Court held in early 1994 that the plaintiffs in Swanson State were procedurally barred from recovering refunds because they did not comply with the State's statutory postpayment refund demand procedure. The plaintiffs contended unsuccessfully that the postpayment demand requirement did not meet the requirements of the federal constitution, in light of the Harper decision, for "meaningful backward-looking relief." Plaintiffs in Swanson State have petitioned the U.S.
Supreme Court for review of the most recent North Carolina Supreme
Court decision. In December 1994, the Court denied certiorari to the Swanson State plaintiffs. At the same time the Court issued a decision in Reich v. Collins, a Georgia case involving similar claims, finding for the plaintiff taxpayers, but the effect of the Reich decision on the claims of the Swanson State plaintiffs is uncertain. It is yet undetermined whether North Carolina offers pre-deprivation procedures (payment and protest within a specified time period) or post-deprivation remedies (tax credits especially tailored to these claims) adequate to satisfy constitutional requirements, and plaintiffs in Swanson State have petitioned the North Carolina
Supreme Court for a rehearing of its last decision in the case.

Following Harper, the plaintiffs in Swanson Federal again requested an injunction requiring refunds. (Although the federal and state cases are independent, the refund claims apparently would lead to only a single recovery of taxes deemed unlawfully collected.)
In May 1994, the U.S. District Court granted the State's motion to dismiss all but one claim made by the plaintiffs, declaring that those claims were precluded by the 1994 North Carolina Supreme Court decision in Swanson State. Plaintiffs in Swanson Federal asserted that relief should have been granted because of the effect of the federal District Court's 1990 opinion in Swanson Federal denying the defendants' motion that the federal Tax Injunction
Act precluded the plaintiffs' claims, in which the court found that the statutory post-payment remedy for refund of unlawful taxes was no "plain, speedy and efficient," as required by that law, Swanson Federal, 1990 WL 545, 761 (E.D.N.C.), rev'd, 937
F.2d 965 (1991), cert. denied, _ U.S. _, 112 S. Ct. 871 (1992).
In its May 1994 decision, the federal court rejected that assertion and held that its finding regarding the federal Tax Injunction
Act was jurisdictional only and was not a determination that the statutory remedy violated the due process clause.

The plaintiffs' claim that was not dismissed with prejudice in the recent District Court order asserts that the State continued an unlawful discrimination, contrary to the requirements of 4
U.S.C. Sec. 111 and the doctrine of intergovernmental tax immunity, by increasing benefits to State retirees (in order to offset the effect of the deletion of the preferential State retirement income exemption) as part of the bill that equalized the income exclusion of State and federal retirement payments. The claim is based on a holding of similar effect in Sheehy v. Public Employees Retirement Div., 864 P. 2d 762 (Mont. 1993). In its May 1994 order, the District Court allowed the plaintiffs to dismiss the Sheehy claim without prejudice. Therefore, plaintiffs could assert those claims in another action; apparently, the relief would require providing federal retirees with tax refunds or other payments equal to the allegedly discriminatory payments made to State retirees since


Page A-6

1989. The court noted that those claims will be subject to the statutory post-deprivation procedural requirments, and that a challenge to the legality of the remedial statute would be precluded under the scope of the court's order dismissing the other claims. However, the court granted plaintiffs' motion to dismiss the Sheehy claims without prejudice because the record did not show whether the plaintiffs had complied with statutory requirements. The plaintiffs in Swanson State have appealed the District Court decision to the United States Court of Appeals and a hearing is scheduled for March 1995.

Several states involved in similar suits have reached settlements. Expressions of interest in settlement of the claims in Swanson by both the plaintiffs and State officials have been reported in the press, but no prediction can be made of the likelihood or amount of settlement. Although the recent improvements in the economy and fiscal condition of the State might better enable the State to satisfy an adverse decision without significant consequences to the State's fiscal condition or governmental functions, because the amount of the potential liability has not been fixed and because of the potential that adverse fiscal or economic developments could cause a more negative result on the State if a large amount must be paid, no assurance can be given that the impact of the Swanson cases, if the plaintiffs ultimately succeed, will not have an adverse impact on the Debt Obligations.

State and local government retirees also filed a class action suit in 1990 as a result of the repeal of the income tax exemptions for state and local government retirement benefits. The original suit was dismissed after the North Carolina Supreme Court ruled in 1991 that the plaintiffs had failed to comply with state law requirements for challenging unconstitutional taxes and the United States Supreme Court denied review. In 1992, many of the same plaintiffs filed a new lawsuit alleging essentially the same claims, including breach of contract, unconstitutional impairment of contract rights by the State in taxing benefits that were allegedly promised to be tax-exempt and violation of several state constitutional provisions. The North Carolina Attorney General's office estimates that the amount in controversy is approximately $40-45 million annually for the tax years 1989 through 1992. The case is now pending in state court.

Other litigation against the State include the following. None of the cases, in the reported opinion of the Department of the Treasurer, would have a material adverse affect on the State's ability to meet its obligations.

Leandro et al. v. State of North Carolina and State Board of Education
- In May, 1994 students and boards of education in five counties in the State filed suit in state court requesting a declaration that the public education system of North Carolina, including its system of funding, violates the State constitution by failing to provide adequate or substantially equal educational opportunities and denying due process of law and violates various statutes relating to public education. The suit is similar to a number of suits in other states, some of which resulted in holdings that the respective systems of public education funding were unconstitutional under the applicable state law. The defendants in such suit have filed a motion to dismiss, but no answer to the complaint, and no pretrial discovery has taken place.

Francisco Case - In August, 1994 a class action lawsuit was filed in state court against the Superintendent of Public Instruction and the State Board of Education on behalf of a class of parents and their children who are characterized as limited English proficient. The complaint alleges that the State has failed to provide funding for the education of these students and has failed to supervise local school systems in administering programs for them. The complaint does not allege an amount in controversy, but asks the Court to order the defendants to fund a comprehensive program to ensure equal educational opportunities for children with limited English proficiency.

Faulkenberg v. Teachers' and State Employees' Retirement System,
Peeve v. Teachers' and State Employees' Retirement System, and
Woodward v. Local Governmental Employees' Retirement System -
Plaintiffs are disability retirees who brought class actions in state court challenging changes in the formula for payment of disability retirement benefits and claiming impairment of contract rights, breach of fiduciary duty, violation of other federal constitutional rights, and violation of state constitutional and statutory rights.
The State estimates that the cost in damages and higher prospective benefit payments to plaintiffs and class members would probably amount to $50 million or more in Faulkenberg, $50 million or more in Peele, and $15 million or more in Woodward, all ultimately payable, at least initially, from the retirement system funds.
Upon review in Faulkenberg, the North Carolina Court of Appeals and Supreme Court have held that claims made in Faulkenberg substantially similar to those in Peele and Woodward, for breach of fiduciary duty and violation of federal constitutional rights brought under the federal Civil Rights Act either do not state a cause of action or are otherwise barred by the statute of limitations. In 1994 plaintiffs took voluntary dismissals of their claims for impairment of contract rights in violation of the United States Constitution and filed new actions in federal court asserting the same claims along with claims for violation of constitutional rights in the taxation of retirement benefits. The remaining state court claims in all cases are scheduled to be heard in North Carolina in October, 1994.

Fulton Case - The State's intangible personal property tax levied on certain shares of stock has been challenged by the plaintiff on grounds that it violates the Commerce Clause of the United
States Constitution by discriminating against stock issued by corporations that do all or part of their business outside the State. The plaintiff in the action is a North Carolina corporation that does all or part of its business outside the State. The plaintiff seeks to invalidate the tax in its entirety and to recover tax paid on the value of its shares in other corporations. The North Carolina Court of Appeals invalidated the taxable percentage


Page A-7

deduction and excised it from the statute beginning with the 1994 tax year. The effect of this ruling is to increase collections by rendering all stock taxable on 100% of its value. The State and the plaintiff have sought further appellate review, and the case is pending before the North Carolina Supreme Court. Net collections from the tax for the fiscal year ended June 30, 1993 amounted to $120.6 million.

General. The population of the State has increased 13% from 1980, from 5,880,095 to 6,647,351 as reported by the 1990 federal census and the State rose from twelfth to tenth in population. The State's estimate of population as of June 30, 1994 is 7,023,663. Notwithstanding its rank in population size, North Carolina is primarily a rural state, having only five municipalities with populations in excess of 100,000.

The labor force has undergone significant change during recent years as the State has moved from an agricultural to a service and goods producing economy. Those persons displaced by farm mechanization and farm consolidations have, in large measure, sought and found employment in other pursuits. Due to the wide dispersion of non-agricultural employment, the people have been able to maintain, to a large extent, their rural habitation practices. During the period 1980 to 1994, the State labor force grew about 25% (from 2,855,200 to 3,560,000). Per capita income during the period 1980 to 1993 grew from $7,999 to $18,702, an increase of 133.8%.

The current economic profile of the State consists of a combination of industry, agriculture and tourism. As of June 1994, the State was reported to rank tenth among the states in non-agricultural employment and eighth in manufacturing employment. Employment indicators have varied somewhat in the annual periods since June 1990, but have demonstrated an upward trend since 1991. From June of 1990 to June of 1994 the civilian labor force has gone from 3,312,000 to 3,560,000; non-agricultural employment has gone from 3,129,000 to 3,358,400, with goods producing occupations (mining, construction and manufacturing) dropping from 1,023,100 to 1,021,500, service occupations increasing from 2,106,300 to 2,337,200, wholesale and retail occupations increasing from 732,500 to 749,000, government employees increasing from 496,400 to 554,600 and miscellaneous services increasing from 587,300 to 731,900; and agricultural employment has decreased from 58,900 to 53,000.

The seasonally adjusted unemployment rate in January 1995 was estimated to be 3.8% of the labor force (down from 4.0% in January
1994), as compared with 5.7% nationwide (down from 6.7% in January 1994).

As of 1993, the State was tenth in the nation in gross agricultural income of which nearly the entire amount (approximately $5.3 billion) was from commodities. According to the State Commissioner of Agriculture, in 1993, the State ranked first in the nation in the production of flue-cured tobacco, total tobacco, turkeys and sweet potatoes;
second in the value of poultry and eggs, hog production, trout and the production of cucumbers for pickles; fourth in commercial broilers, blueberries and peanuts; sixth in burley tobacco and net farm income.

The diversity of agriculture in North Carolina and a continuing push in marketing efforts have protected farm income from some of the wide variations that have been experienced in other states where most of the agricultural economy is dependent on a small number of agricultural commodities. North Carolina is the third most diversified agricultural state in the nation.

Tobacco production is the leading source of agricultural income in the State, accounting for 20% of gross agricultural income.
Tobacco farming in North Carolina has been and is expected to continue to be affected by major Federal legislation and regulatory measures regarding tobacco production and marketing and by international competition. Measures adverse to tobacco farming could have negative effects on farm income and the North Carolina economy generally.
The poultry industry provides nearly 34% of gross agricultural income. The pork industry has been expanding and accounted for 17% of gross agricultural income in 1993.

The number of farms has been decreasing; in 1994 there were approximately 58,000 farms in the State (down from approximately 72,000 in 1987, a decrease of about 19% in seven years). However, a strong agribusiness sector also supports farmers with farm inputs (fertilizer, insecticide, pesticide and farm machinery) and processing of commodities produced by farmers (vegetable canning and cigarette manufacturing).

The State Department of Commerce, Travel and Tourism Division reports that in 1993 more than $8.3 billion was spent on tourism in the State. The Department estimates that two-thirds of total expenditures came from out-of-state travelers, and that approximately 250,000 people were employed in tourism-related jobs.

Bond Ratings. Currently, Moody's rates North Carolina general obligation bonds as Aaa and Standard & Poor's rates such bonds as AAA. Standard & Poor's also reaffirmed its stable outlook for the State in January 1994.

The Sponsor believes the information summarized above describes some of the more significant events relating to the North Carolina
Trust. The sources of this information are the official statements of issuers located in North Carolina, State agencies, publicly available documents, publications of rating agencies and statements by, or news reports of statements by State officials and employees and by rating agencies. The Sponsor and its counsel have not independently verified any of the information contained in the official statements and other sources and counsel have not expressed any opinion regarding


Page A-8

the completeness or materiality of any matters contained in this Prospectus other than the tax opinions set forth below under North Carolina Taxes.

In the opinion of Womble Carlyle Sandridge & Rice, special counsel to the Multistate Trust for North Carolina tax matters, which relies on the opinion of Brown & Wood, regarding Federal income tax matters relating to the Multistate Trust, under existing law, as of the Date of Deposit:

1. The North Carolina Trust is not an "association" taxable as a corporation under North Carolina law with the result that income of the North Carolina Trust will be deemed to be income of the Certificateholders.

2.      Pursuant to Sections 105-141(b)(4) and 105.130.5(b)(1) of
the North Carolina General Statutes, interest on the obligations of the United States or its possessions, or of the State of North Carolina, or of a political subdivision thereof, is exempt from North Carolina income tax. Under Section 105-162(a)(2) of the North Carolina General Statutes, the tax exempt income on all such obligations held by the North Carolina Trust will retain its tax exempt character in the hands of the Certificateholders.

3. Each Certificateholder will recognize gain or loss when the North Carolina Trust disposes of a Bond (whether by sale, payment on maturity, exchange or redemption) and when the Certificateholder redeems or sells any Units. Such gain, if any, may be taxable as ordinary income for North Carolina income tax purposes; provided, however, that any such gain which results from the sale by the North Carolina Trust of any obligation of the State of North Carolina that is exempt from taxation shall retain its tax exempt character in the hands of the Certificateholder.

4. Section 105-144.3 of the North Carolina General Statutes requires each Certificateholder to amortize his pro rata share of any premium on the Bonds by lowering his basis, as adjusted, in the Units owned by him, with no deduction against gross income for the year.

5. Under Section 105-203 of the North Carolina General Statutes, the Units will be exempt from the North Carolina tax on intangible personal property if: (a) the corpus of the North Carolina Trust consists (i) entirely of obligations of the State of North Carolina, or (ii) entirely of obligations of the State of North Carolina and the United States, at least eighty percent (80%) of the fair market value of which represents obligations of the State of North Carolina, and (b) the Trustee supplies to the North Carolina Secretary of Revenue, in such form and at such times as is required by statute, regulation or otherwise, information with respect to the North Carolina Trust sufficient to establish such exemption.

Virginia Trust

The Trust is susceptible to political, economic or regulatory factors affecting issuers of Virginia Bonds. Without intending to be complete, the following briefly summarizes some of these matters, as well as some of the complex factors affecting the financial situation in the Commonwealth of Virginia (the "Commonwealth" or "Virginia"). This information is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in Virginia. No independent verification has been made of the accuracy or completeness of the following information. Only Units of the Virginia Trust (and any other trust specified which has been registered for sale to Virginia residents) will be offered to residents of Virginia by this Prospectus.

There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on State or local governmental finances generally will not adversely affect the market value of Virginia Bonds held in the portfolio of the Trust or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

The Commonwealth's financial condition is supported by a broad-based economy, including manufacturing, tourism, agriculture, ports, mining and fisheries. Manufacturing continues to be a major source of employment, ranking behind only services, wholesale and retail trade, and government (federal, state and local). The federal government is a major employer in Virginia due to the heavy concentration of federal employees in the metropolitan Washington, D.C., segment of Northern Virginia and the military employment in the Hampton
Roads area, which houses the nation's largest concentration of military installations, although civilian defense employment has been affected by the retrenchment of the military sector and is likely to decrease further.

Although the Commonwealth enjoyed an economic boom in the mid-1980s, the Commonwealth's economy began to slow toward the end of the decade, and went into a recession with the rest of the nation after July, 1990. Gradual recovery has continued since the recession's end in March, 1991, with the Virginia economy providing reason for restrained optimism in fiscal year 1994. Employment figures furnished more encouragement than did income data. The state unemployment rates continued to be a bright spot, dropping to 4.9 percent for fiscal year 1994, compared to 6.4 percent nationally. However, the possibility of more defense cutbacks and additional plant downsizings provided two cautionary notes. Real taxable sales have nearly reached the pre-recession level of fiscal year 1990.


Page A-9


The impact of national trends on the Commonwealth is clearly seen in personal income figures. While year-to-year percentage changes in the Commonwealth personal income generally parallel those at the national level, the Commonwealth figures were higher during the first half of the 1980s. The differential has narrowed since 1988. In the first quarter of 1994, the most recent available, Virginia's growth rate was 6.1 percent compared to 3.9 percent for the nation. While Virginia's real per capita personal income surpassed the national figure in 1982 and has continued to exceed it, the relative differential has been narrowing since 1989 and is now the smallest since 1985. Virginia's 1989 maximum was 106 percent of national per capita income while the 1993 figure was 104 percent. In comparison with the South Atlantic region, Virginia's real per capita income has declined from a peak of 108 percent in 1989 to 106 percent in 1993.

Virginia's nonagricultural employment figure has also mirrored the national economy. For fiscal year 1994 Virginia's nonagricultural employment rose 2.9 percent, comparable to the pre-recession rate.
Total nonagricultural employment for Virginia in June 1994 was a record high. During the period 1983-1990, the Commonwealth substantially outpaced the nation in growth of nonagricultural employment, with
4.1 percent average annual growth compared to 2.8 percent nationally; however, the trend lines for both have been nearly parallel since
1990. For the period 1985-1990, the Commonwealth went ahead of the South Atlantic region, but was hit harder during the recession in 1990 and the defense adjustment. Since then, the region has outperformed the Commonwealth.

With respect to unemployment, Virginia's unemployment rate has consistently been below that of the nation. For the decade of 1980 to 1990, the differential has been two percentage points, although it decreased to below one percentage point in 1991 and 1992. For the first six months of FY 1994, the Commonwealth's unemployment rate was 4.9 percent, compared to the national rate of 6.4 percent.

Employment trends in Virginia are varied from sector to sector and from region to region. Most sectors showed dramatic improvement compared to the anemic performance in fiscal year 1993. Employment grew in seven of ten categories. This past fiscal year's growth was led by a 5.4 percent employment jump in the construction sector and 5.3 percent in services. Federal civilian employment slipped
3 percent, the result of continued defense cutbacks and an effort to downsize. Once again, the greatest percent loss was in mining, which suffered a 7.7 percent drop, a 40 percent greater loss than the previous year. The service sector continued to grow and mining and manufacturing are now at lower levels than in 1980. Employment trends also varied among regions. All of the Commonwealth's metropolitan statistical areas showed increased employment from fiscal year
1993 to fiscal year 1994, ranging from 1.1 percent to 4.3 percent, with most employment increases being experienced in metropolitan areas.

Highest rates of unemployment were found in southwest Virginia where mining jobs have been lost and the lowest unemployment rates were seen in Northern Virginia where much federally-related employment is concentrated. As would be expected, there was great overlap between areas of lowest unemployment and those of highest per capita income.

Virginia appears to have fully participated in the national economic recovery, which has been slow by historic standards. The state has not yet returned to pre-recession growth rates for several measures, particularly real per capita personal income. The next round of defense cutbacks and the uncertain duration of the economic recovery are continuing sources of concern. A growing diversification of the state's export base is encouraging for the long-term but will not insulate the state from vulnerability to increased competition against its major products and to economic conditions abroad.

The Commonwealth of Virginia has historically operated on a fiscally conservative basis and is required by its Constitution to have a balanced biennial budget. At the end of June 30, 1994, fiscal year, the General Fund had an ending fund balance, computed on a budgetary cash basis, of $518.7 million, of which $81 million was in required reserves. Approximately $430 million of the general fund balance was designated for expenditure during the next fiscal year, leaving an undesignated, unreserved fund balance of $59.7 million, the third consecutive such undesignated fund balance. Computed on a modified accrual basis in accordance with generally accepted accounting principles, the General Fund balance at the end of the fiscal year ended June 30, 1994, was $185.3 million, compared with a General Fund balance of minus $78.8 million at the end of the fiscal year ended June 30, 1993. This is the second year since 1989 that the General Fund, measured on a modified accrual basis, has shown a positive fund balance.

As of June 30, 1994, total debt for the Commonwealth aggregated $8.4 billion. Of that amount, $2.5 billion was tax-supported. Outstanding general obligation bonded debt backed by the full faith and credit of the Commonwealth was $792 million at June
30, 1994. Of that amount, $500 million was also secured by revenue producing capital projects.

The Virginia Constitution contains limits on the amount of general obligation bonds which the Commonwealth can issue. These limits are substantially in excess of current levels of outstanding bonds, and at June 30, 1994 would permit an additional total of approximately $5.6 billion of bonds secured by revenue-producing projects and approximately $5.8 billion of unsecured general obligation bonds for capital projects, with not more than approximately $921 million of the latter to be issued in any four-year period. Bonds which are not secured by revenue-producing projects must be approved in a State-wide election.


Page A-10


The Commonwealth of Virginia maintains a "triple A" bond rating from Standard & Poor's, Moody's Investors Service and Fitch Investors Service on its general obligation indebtedness, reflecting in part its sound fiscal management, diversified economic base and low debt ratios. There can be no assurances that these conditions will continue. Nor are these same conditions necessarily applicable to securities which are not general obligations of the Commonwealth. Securities issued by specific municipalities, governmental authorities or similar issuers may be subject to economic risks or uncertainties peculiar to the issuers of such securities or the sources from which they are to be paid.

In the opinion of Wilcox & Savage, special Virginia counsel on Virginia tax matters, which relies on the opinion of Brown & Wood regarding Federal income tax matters relating to the Multistate Trust, under existing law, as of the Date of Deposit, applicable to individuals who are Virginia residents:

(1) The Virginia Trust will be treated as a trust and not as an association taxable as a corporation for Virginia income tax purposes.

(2) Since the Virginia Trust will be treated as a grantor trust for Federal income tax purposes, it will not be deemed to have any Virginia taxable income subject to the Virginia income tax on trusts. All Virginia Trust income will instead be treated as received directly by the Virginia Trust Certificateholders in proportion to their respective number of Units.

(3) The ownership of Virginia Trust Units will not subject a nonresident Certificateholder (not otherwise subject to Virginia tax jurisdiction) to the Virginia income tax on nonresidents.
Nor will amounts received from or accrued with respect to the Virginia Trust by nonresident Certificateholders (who are otherwise subject to Virginia tax jurisdiction) constitute income from Virginia sources subject to the Virginia income tax.

(4) Virginia income taxes are assessed upon the modified Federal adjusted gross income of a resident individual, corporation, estate or trust. Interest paid on or accrued with respect to obligations held by the Virginia Trust will not be taxed to resident Certificateholders for Virginia income tax purposes to the extent such interest would be exempt from Federal income taxation if received directly by an individual and to the extent the obligations held by the Virginia
Trust are (i) obligations of the Commonwealth of Virginia, its political subdivisions, municipalities and public authorities,
(ii) obligations issued by or by authority of Guam, Puerto Rico or the Virgin Islands the interest on which is by Federal statute exempt from income taxation by all states, including Virginia, or (iii) units of a Virginia trust of a previously issued series of the Multistate Trust containing only such obligations. Additionally, independent of the Federal income tax treatment accorded such interest, interest on obligations of the Commonwealth of Virginia, its political subdivisions, and instrumentalities is exempt from Virginia income tax by express provisions of Virginia law.

(5) Generally, to the extent that a resident Certificateholder recognizes gain or loss for Federal income tax purposes as a result of a disposition of an obligation in the Virginia Trust (whether by sale, payment at maturity, exchange or redemption) or a sale or redemption of his Units, such gain or loss will also be taken into account in determining the Certificateholder's Virginia taxable income. Under certain enabling legislation, such as the Virginia Industrial and Development Revenue Bond Act, the Virginia Education Loan Authority Act, and the Virginia Housing Development Authority
Act, however, profit from the sale of obligations issued by authorities created thereunder is exempt from all Virginia taxation. Thus, to the extent an obligation held by the Virginia Trust is an obligation of the type described in the preceding sentence, transfer of such obligation (including any profit made on the sale thereof) is free from Virginia taxation. Inasmuch as the legislation described above refers specifically and only to profit on the sale of the described obligations, counsel does not construe the exemption of such profit from Virginia taxation to require a similar disallowance of losses with respect to the sale or disposition of such obligations. Counsel is advised, however, that the Virginia Department of Taxation takes a contrary view.

(6) Interest expense incurred or continued by a Virginia resident to purchase Virginia Trust Units which is not deductible for Federal income tax purposes would also not be deductible for purposes of the Virginia income tax.

(7) Income and intangible personal property, such as the Virginia Trust Units and the obligations represented thereby, are subject to State taxation only and may not be taxed by any political subdivision of the State. The obligations in the Virginia Trust and the Units therein are not subject to any Virginia taxes on capital or intangible personal property applicable to individuals who are Virginia residents.

(8) Virginia does not impose a tax on gifts. In the case of a resident decedent, Virginia imposes an estate tax equal to the maximum state death tax credit allowable against the estate's
Federal estate tax. Accordingly, inclusion of the Units in an estate would increase by equal amounts both the applicable Virginia estate tax and the corresponding Federal state death tax credit.
The determination of whether the Units are subject to the Virginia estate tax will therefore have no effect upon the aggregate amount of Federal and Virginia estate taxes payable. In the case of a non-resident decedent, Virginia imposes a tax equal to the apportioned Federal state death tax credit, but we are of


Page A-11

the opinion that the Units will be deemed to be located in the state in which the decedent Certificateholder is domiciled for purposes of computing such apportionment.

(9) No opinion is expressed with respect to the effect of any proposed or future legislation on the Virginia tax liability of any Certificateholder. Prospective investors should consult tax counsel as to the potential effect of such legislation and as to Virginia taxation of Certificateholders who are not individual Virginia residents.


Page A-12


MULTISTATE TRUST, SERIES 42
SUMMARY OF ESSENTIAL INFORMATION
AT JUNE 30, 1995
=================================


                                                Connecticut     North Carolina     Virginia
                                                   Trust             Trust           Trust
                                                --------------  --------------- --------------
Face Amount of Securities in Trust              $   3,505,000   $   2,200,000   $   1,840,000
Number of Units                                         3,578           3,745           2,152
        Fractional Undivided Interest in
                Trust represented by each Unit        1/3,578         1/3,745         1/2,152
Public Offering Price:
        Aggregate Bid Price of Underlying
                Securities                      $3,685,433.37   $2,228,002.11   $1,936,256.02
                                                =============   =============   =============
        Divided units in trust                  $    1,030.02   $      594.92   $      899.74
        Plus Sales Charge                               48.55           23.50           37.57
                                                -------------   -------------   -------------
        Public Offering Price per Unit          $    1,078.57*  $      618.42*  $      937.31*
                                                =============   =============   =============
Unit Value for Purposes of
        Redemption                              $    1,030.02   $      594.92   $      899.74
Excess of Public Offering Price
        per Unit over Redemption
        Value per Unit                          $       48.55   $       23.50   $       37.57
Calculation of Estimated
        Net Annual Interest Income
        per Unit



-----------------------------
MONTHLY:
--------
        Annual interest income per Unit         $       71.68   $       42.66   $       65.05
        Less estimated annual expenses
                per Unit                                 2.53            2.09            2.70
                                                -------------   -------------   -------------
        Estimated net annual interest
                income per Unit                 $       69.15   $       40.57   $       62.35
                                                =============   =============   =============



MULTISTATE TRUST, SERIES 42
SUMMARY OF ESSENTIAL INFORMATION
AT JUNE 30, 1995
(Continued)
=================================



                                                Connecticut     North Carolina     Virginia
                                                   Trust             Trust           Trust
                                                --------------  --------------- --------------
SEMI-ANNUAL:
------------
        Annual interest income per Unit         $       71.68   $       42.66   $      65.05
        Less estimated annual expenses
                per Unit                                 1.92            1.62           2.16
                                                -------------   -------------   ------------
        Estimated net annual interest
                income per Unit                 $       69.76   $       41.04   $      62.89
                                                =============   =============   ============
--------------------------
*       Plus accrued interest to expected
                date of settlement (three
                business days after
                purchase) of
            Monthly                             $       12.47   $        7.77   $      13.14
        Semi-annual                             $       17.97   $       11.09   $      18.31



MULTISTATE TRUST, SERIES 42
SUMMARY OF ESSENTIAL INFORMATION
AT JUNE 30, 1995
(Continued)
=================================

Per Unit Information



                                                Connecticut     North Carolina     Virginia
                                                   Trust             Trust           Trust
                                                --------------  --------------- --------------
Calculation of Estimated Monthly
        or Semi-Annual Interest per
        Unit:
                Monthly
                -------
                 Estimated net annual
                  interest income per Unit      $ 69.15         $ 40.57         $ 62.35
                 Divided by 12                  $  5.76         $  3.38         $  5.19
                Semi-annual
                -----------
                Estimated net annual
                 interest income
                 per Unit                       $ 69.76         $ 41.04         $ 62.89
                Divided by 2                    $ 34.88         $ 20.52         $ 31.44
Estimated Current Return based
        on Public Offering Price:**
                Monthly                            6.41%           6.56%           6.65%
                Semi-annual                        6.47%           6.64%           6.71%
Estimated Long-Term Return:***
        Monthly                                    4.56%           5.66%           4.91%
        Semi-annual                                4.62%           5.73%           4.97%
Daily rate at which interest
        (net of estimated expenses)
        accrues per Unit:
                Monthly                         $.19208         $.11269         $.17319
                Semi-annual                     $.19377         $.11400         $.17469


MULTISTATE TRUST, SERIES 42
SUMMARY OF ESSENTIAL INFORMATION
AT JUNE 30, 1995
(Continued)
=================================
Per Unit Information (Continued)
Record Days:
        Monthly:  The first day of each month
        Semi-Annual:  June 1 and December 1 of each year
Distribution Days:
        Monthly: The fifteenth day of each month
        Semi-Annual:  June 15 and December 15 of each year
Trustee's Annual Fee:
        For each $1,000 principal amount of Bonds in the Trust, $1.24 under the monthly and $.69 under the semi-annual distribution plan. Minimum Value of State Trust:
        Trust Agreement may be terminated if value of trust is less than:
                Connecticut Trust       $800,000
                North Carolina Trust    $800,000
                Virginia Trust          $460,000
Evaluators' Fees:  $12 for each daily valuation
Evaluation Time:
        2:00 P.M., New York Time, on the day next following receipt by the
                Sponsor of an order for a Unit sale or purchase or by the Trustee of a Unit tendered for redemption.
Sponsor's Advisory Fee:
        Maximum of $.25 per Unit outstanding in each State Trust increased by the cumulative Consumer Price Index change since inception of the Trust.
Mandatory Termination Date:        December 31, 2036

[FN]
-------------------------
        **Semi-annual distributions yield a slightly higher return due to lower Trustee's fees and expenses.

        ***Estimated Long-Term Return is calculated by using a formula that takes into account the yields (including accretion of discounts and amortization of premiums) of the individual Bonds in the Trust's portfolio, weighted to reflect the market value and time to maturity (or, in certain cases, to earlier call date) of such Bonds, adjusted to reflect the Public Offering Price (including sales charge and expenses) per Unit. This calculation does not take into account delays in payment to Unit holders for the first few months of Trust operations, which reduces the Long-Term Return number. See
"The Trust - Interest, Estimated Current Return and Estimated Long-Term Return" in Part II of the Prospectus.

Connecticut Trust

        The portfolio consists of 9 issues of Bonds representing obligations of issuers located in Connecticut and Puerto Rico, with stated maturity dates ranging from July 1, 1996 to January 1, 2016. $525,000 of the Bonds in the Trust are General Obligations of the Governmental entities issuing them. $2,980,000 of the Bonds in the Trust are payable from the income of specific projects. The portfolio is divided for purposes of issues as follows: General Obligations, 2 (15.0%); Revenue Bonds: Water and Sewer, 2 (14.0%); Higher
Education, 1 (10.0%); Resource Recovery and Solid Waste, 3(43.9%);
and Public Power, 1 (17.1%). The Trust is "concentrated" in a particular category when the Bonds in that category constitute
25% or more of the aggregate principal amount of the Bonds in the Trust. For further discussion relating to the special characteristics of certain of such Bond issues, see "Portfolio" in Part II of the Prospectus. 71.0% of the Bonds in the Portfolio are subject to redemption prior to their stated maturity dates pursuant to sinking fund or call provisions. For an explanation of the significance of the factors see "Portfolio" in Part II of the Prospectus. On
May 31, 1995, the bid side valuation of 100.0% of the aggregate principal amount of Bonds in the portfolio for this Trust was at a premium over par. See "Portfolio" in Part II of this Prospectus.

North Carolina Trust

        The portfolio consists of 8 issues of Bonds representing obligations of issuers located in North Carolina, with stated maturity dates ranging from July 1, 1996 to January 1, 2022. All of the issues are payable from the income of specific projects. The portfolio is divided for purposes of issues as follows: Revenue Bonds: Housing, 1 (21.9%); Health Care, 2 (8.3%); Water and Sewer, 2 (38.7%);
and Public Power, 3 (31.1%). The Trust is deemed "concentrated" in a particular category when the Bonds in that category constitute
25% or more of the aggregate principal amount of the Bonds in the Trust. For further discussion relating to the special characteristics of certain of such Bond issues, see "Portfolio" in Part II of the Prospectus. 42.6% of the Bonds in the Portfolio are subject to redemption prior to their stated maturity dates pursuant to sinking fund or call provisions. For an explanation of the significance of the factors, see "Portfolio" in Part II of the Prospectus.
On May 31, 1995, the bid side valuation of 11.3% of the aggregate principal amount of Bonds in the portfolio for this Trust was at a discount from par and 88.7% was at a premium over par. See
"Portfolio" in Part II of this Prospectus. One issue of Bonds in the Trust (Portfolio Number 6) was issued after the effective date of the Tax Act but before the release of the Conference Committee Report relating to the Tax Act. As a result, bond counsel's opinion did not address the tax exempt status of such Bonds under the Tax Act as signed into law. The opinion of bond counsel was based on versions of the bill passed separately (and in different versions) by the U.S. House of Representatives and the U.S. Senate, but with effect given to postponement of effective date to the extent endorsed in a Joint Statement made on March 14, 1986, by the Chairman and ranking members of both the Ways and Means Committee of the U.S. House of Representatives and the Finance Committee of the U.S. Senate, together with the Secretary of the Treasury. The continued tax exempt status of such Bonds may depend upon the issuer's ability to comply with provisions of the Tax Act.

Virginia Trust

        The portfolio consists of 9 issues of Bonds representing obligations of issuers located in Virginia, with stated maturity dates ranging from May 1, 1997 to July 20, 2029. $165,000 of the Bonds in the
Trust is a General Obligation of the Governmental entities issuing it. $40,000 of the Bonds in the Trust are payable from Appropriations. $1,635,000 of the Bonds in the Trust are payable from the income of specific projects. The portfolio is divided for purposes of issues as follows: General Obligations, 1 (9.0%); Appropriations,
1 (2.2%); Revenue Bonds: Single Family Housing, 1 (11.6%); Health
Care, 2 (17.7%); Water and Sewer, 1 (7.9%); Higher Education,
1 (16.3%); Resource Recovery and Solid Waste, 1 (19.0%); and Multi-Family Housing, 1 (16.3%). The Trust is deemed "concentrated" in a particular category when the Bonds in that category constitute 25% or more of the aggregate principal amount of the Bonds in the Trust. For further discussion relating to the special characteristics of certain of such Bond issues, see "Portfolio" in Part II of the Prospectus. 61.4% of the Bonds in the Portfolio are subject to redemption prior to their stated maturity dates pursuant to sinking fund or call provisions. For an explanation of the significance of the factors, see "Portfolio" in Part II of the Prospectus.
On May 31, 1995, the bid side valuation of 100.0% of the aggregate principal amount of Bonds in the portfolio for this Trust was at a premium over par. See "Portfolio" in Part II of this Prospectus.

INDEPENDENT AUDITORS' REPORT
----------------------------

The Sponsor, Trustee and Unit Holders of Multistate Trust, Series 42:

We have audited the accompanying statement of net assets of Multistate Trust, Series 42 (Connecticut Trust, North Carolina Trust and
Virginia Trust), including the schedule of investments, as of May 31, 1995, and the related statements of operations and changes in net assets for the years ended May 31, 1995 and 1994. These financial statements are the responsibility of the Sponsor. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1995, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Multistate Trust, Series 42 as of May 31, 1995, and the results of its operations and changes in net assets for the years ended May 31, 1995 and 1994, in conformity with generally accepted accounting principles.

BDO Seidman, LLP




Woodbridge, New Jersey
June 30, 1995

MULTISTATE TRUST, SERIES 42
STATEMENT OF NET ASSETS
MAY 31, 1995
============================

                                                                     North
                                                 Connecticut        Carolina     Virginia
                                                   Trust             Trust         Trust
                                                --------------  --------------- ------------
ASSETS:
        CASH                                    $   32,371      $        -      $   19,089
        INVESTMENTS IN SECURITIES, at market
                value (cost $3,318,480,         $2,017,537
                and $1,766,809)                  3,694,343       2,254,662       1,936,733
        ACCRUED INTEREST RECEIVABLE                 75,514          60,909          36,314
                                                ----------      ----------      ----------
                        Total trust property     3,802,228       2,315,571       1,992,136
        LESS - ACCRUED EXPENSES AND
                OTHER LIABILITIES                      590          12,745             380
                                                ----------      ----------      ----------
NET ASSETS                                      $3,801,638      $2,302,826      $1,991,756
                                                ==========      ==========      ==========

[FN]

See accompanying notes to financial statements.

MULTISTATE TRUST, SERIES 42
STATEMENT OF NET ASSETS
MAY 31, 1995
(Continued)
===========================

NET ASSETS REPRESENTED BY:


                                   Monthly      Semi-annual
                                distribution    distribution
                                    plan            plan          Total
                                ------------    ------------    -----------
Connecticut
Trust
------------
VALUE OF FRACTIONAL
        UNDIVIDED INTERESTS     $2,127,278      $1,567,848      $3,695,126
UNDISTRIBUTED NET
        INVESTMENT INCOME           35,858          70,654         106,512
                                ----------      ----------      ----------
                Total value     $2,163,136      $1,638,502      $3,801,638
                                ==========      ==========      ==========
UNITS OUTSTANDING                    2,061           1,519           3,580
                                ==========      ==========      ==========
VALUE PER UNIT                  $ 1,049.56      $ 1,078.67
                                ==========      ==========



North Carolina
Trust
---------------
VALUE OF FRACTIONAL
        UNDIVIDED INTERESTS     $1,423,526      $  813,785      $2,237,311
UNDISTRIBUTED NET
        INVESTMENT INCOME           25,044          40,471          65,515
                                ----------      ----------      ----------
                Total value     $1,448,570      $  854,256      $2,302,826
                                ==========      ==========      ==========
UNITS OUTSTANDING                    2,386           1,364           3,750
                                ==========      ==========      ==========
VALUE PER UNIT                  $   607.11      $   626.29
                                ==========      ==========

[FN]

See accompanying notes to financial statements.

MULTISTATE TRUST, SERIES 42
STATEMENT OF NET ASSETS
MAY 31, 1995
(Continued)
===========================

NET ASSETS REPRESENTED BY (continued):


                                   Monthly      Semi-annual
                                distribution    distribution
                                    plan            plan          Total
                                ------------    ------------    -----------
Virginia Trust
---------------
VALUE OF FRACTIONAL
        UNDIVIDED INTERESTS     $1,123,443      $  809,130      $1,932,573
UNDISTRIBUTED NET
        INVESTMENT INCOME           20,655          38,528          59,183
                                ----------      ----------      ----------
                Total value     $1,144,098      $  847,658      $1,991,756
                                ==========      ==========      ==========
UNITS OUTSTANDING                    1,251             901           2,152
                                ==========      ==========      ==========
VALUE PER UNIT                  $   914.54      $   940.79
                                ==========      ==========

[FN]

See accompanying notes to financial statements.

MULTISTATE TRUST, SERIES 42
CONNECTICUT TRUST
STATEMENTS OF OPERATIONS
===========================


                                          Year ended May 31,
                                        -------------------------
                                          1995            1994
                                        ---------       ---------
INVESTMENT INCOME - INTEREST            $260,867        $271,565
                                        --------        --------
EXPENSES:
        Trustee fees                       4,331           4,563
        Evaluation fees                    1,012           1,012
        Sponsors' advisory fees            1,326             881
        Auditors' fees                     1,330           1,150
                                        --------        --------
                Total expenses             7,999           7,606
                                        --------        --------
NET INVESTMENT INCOME                    252,868         263,959
REALIZED GAIN ON SECURITIES SOLD
        OR REDEEMED (Note 3)              17,459          26,052
NET CHANGE IN UNREALIZED MARKET
        DEPRECIATION                     (91,813)        (92,092)
                                        --------        --------
NET INCREASE IN NET ASSETS
        RESULTING FROM OPERATIONS       $178,514        $197,919
                                        ========        ========

[FN]

See accompanying notes to financial statements.

MULTISTATE TRUST, SERIES 42
CONNECTICUT TRUST
STATEMENTS OF CHANGES IN NET ASSETS
===================================


                                          Year ended May 31,
                                        -------------------------
                                          1995            1994
                                        ---------       ---------
OPERATIONS:
        Net investment income           $  252,868      $  263,959
        Realized gain on securities
                sold or redeemed            17,459          26,052
        Net change in unrealized market
                depreciation               (91,813)        (92,092)
                                        ----------      ----------
         Net increase in net assets
                resulting from operations  178,514         197,919
DISTRIBUTIONS TO UNIT HOLDERS
        OF NET INVESTMENT INCOME          (256,782)       (268,883)
CAPITAL SHARE TRANSACTIONS:
        Redemption of 133 and 206 units   (137,446)       (222,598)
                                        ----------      ----------
NET DECREASE IN NET
        ASSETS                            (215,714)       (293,562)
NET ASSETS:
        Beginning of year                4,017,352       4,310,914
                                        ----------      ----------
        End of year                     $3,801,638      $4,017,352
                                        ==========      ==========
DISTRIBUTIONS PER UNIT (Note 2):
        Interest:
                Monthly plan                $69.41          $69.60
                Semi-annual plan            $70.14          $70.67

[FN]

See accompanying notes to financial statements.

MULTISTATE TRUST, SERIES 42
NORTH CAROLINA TRUST
STATEMENTS OF OPERATIONS
===========================


                                          Year ended May 31,
                                        -------------------------
                                          1995            1994
                                        ---------       ---------
INVESTMENT INCOME - INTEREST            $190,976        $225,502
                                        --------        --------
EXPENSES:
        Trustee fees                       3,100           4,082
        Evaluation fees                    1,012           1,012
        Sponsors' advisory fees            1,465             966
        Auditors' fees                     1,400           1,158
                                        --------        --------
                Total expenses             6,977           7,218
                                        --------        --------
NET INVESTMENT INCOME                    183,999         218,284
REALIZED LOSS ON SECURITIES
        SOLD OR REDEEMED (Note 3)        (33,821)        (18,989)
NET CHANGE IN UNREALIZED MARKET
        DEPRECIATION                      (2,977)        (63,615)
                                        --------        --------
NET INCREASE IN NET ASSETS
        RESULTING FROM OPERATIONS       $147,201        $135,680
                                        ========        ========

[FN]

See accompanying notes to financial statements.

MULTISTATE TRUST, SERIES 42
NORTH CAROLINA TRUST
STATEMENTS OF CHANGES IN NET ASSETS
===================================



                                          Year ended May 31,
                                        -------------------------
                                          1995            1994
                                        ---------       ---------
OPERATIONS:
        Net investment income           $  183,999      $  218,284
        Realized Loss on securities
                sold or redeemed           (33,821)        (18,989)
        Net change in unrealized market
                depreciation                (2,977)        (63,615)
                                        ----------      ----------
        Net increase in net assets
                resulting from operations  147,201         135,680
                                        ----------      ----------
DISTRIBUTIONS TO UNIT HOLDERS:
        Net investment income             (204,700)       (245,563)
        Principal                         (480,381)       (716,675)
                                        ----------      ----------
          Total distributions             (685,081)       (962,238)
                                        ----------      ----------
CAPITAL SHARE TRANSACTIONS:
        Redemption of 217 and 27 units    (133,457)        (20,041)
                                        ----------      ----------
NET DECREASE IN
        NET ASSETS                        (671,337)       (846,599)
NET ASSETS:
        Beginning of year                2,974,163       3,820,762
                                        ----------      ----------
        End of year                     $2,302,826      $2,974,163
                                        ==========      ==========
DISTRIBUTIONS PER UNIT (Note 2):
        Interest:
                Monthly plan               $ 49.72         $ 58.19
                Semi-annual plan           $ 54.77         $ 67.53
        Principal:
                Monthly plan               $122.38         $179.47
                Semi-annual plan           $122.38         $179.47

[FN]

See accompanying notes to financial statements.

MULTISTATE TRUST, SERIES 42
VIRGINIA TRUST
STATEMENTS OF OPERATIONS
===========================


                                           Year ended May 31,
                                        -------------------------
                                          1995            1994
                                        ---------       ---------
INVESTMENT INCOME - INTEREST            $142,513        $144,179
                                        --------        --------
EXPENSES:
        Trustee fees                       2,580           3,037
        Evaluation fees                    1,012           1,012
        Sponsors' advisory fees              821             531
        Auditors' fees                       770             815
                                        --------        --------
                Total expenses             5,183           5,395
                                        --------        --------
NET INVESTMENT INCOME                    137,330         138,784
REALIZED GAIN ON SECURITIES
        SOLD OR REDEEMED (Note 3)          3,026           4,127
NET CHANGE IN UNREALIZED MARKET
        DEPRECIATION                     (25,241)        (47,458)
                                        --------        --------
NET INCREASE IN NET ASSETS
        RESULTING FROM OPERATIONS       $115,115        $ 95,453
                                        ========        ========

[FN]

See accompanying notes to financial statements.

MULTISTATE TRUST, SERIES 42
VIRGINIA TRUST
STATEMENTS OF CHANGES IN NET ASSETS
===================================


                                           Year ended May 31,
                                        -------------------------
                                          1995            1994
                                        ---------       ---------
OPERATIONS:
        Net investment income           $  137,330      $  138,784
        Realized gain on securities
           sold or redeemed                  3,026           4,127
        Net change in unrealized market
           depreciation                    (25,241)        (47,458)
                                        ----------      ----------
         Net increase in net assets
           resulting from operations       115,115          95,453
DISTRIBUTIONS TO UNIT HOLDERS
        OF INVESTMENT INCOME              (139,368)       (140,300)
CAPITAL SHARE TRANSACTIONS:
        Redemption of 58 and 36 units      (52,010)        (33,522)
                                        ----------      ----------
NET DECREASE IN NET ASSETS                 (76,263)        (78,369)
NET ASSETS:
        Beginning of year                2,068,019       2,146,388
                                        ----------      ----------
        End of year                     $1,991,756      $2,068,019
                                        ==========      ==========
DISTRIBUTIONS PER UNIT (Note 2):
        Interest:
                Monthly plan                $62.47         $ 62.42
                Semi-annual plan            $63.08         $ 63.08

[FN]

See accompanying notes to financial statements.

MULTISTATE TRUST, SERIES 42
NOTES TO FINANCIAL STATEMENTS
=============================
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------

        General
        -------
        The Trust is registered under the Investment Company Act of 1940.

        Securities
        ----------

        Securities transactions are recorded on a settlement date basis which does not differ materially from trade date. Investments in securities are stated at bid side market value as determined by an independent outside evaluator.

        Taxes on income
        ---------------

        The Trust is not subject to taxes on income and, accordingly, no provision has been made.

NOTE 2 - DISTRIBUTIONS
----------------------

        Interest received by the Trust is distributed to Unit Holders either semi-annually on the fifteenth day of June and December or, if elected by the Unit Holder, on the fifteenth day of each month, after deducting applicable expenses. Principal distributions, resulting from the sale or redemption of securities, were made from the North Carolina Trust in December 1994 and February 1995.

MULTISTATE TRUST, SERIES 42
NOTES TO FINANCIAL STATEMENTS
(Continued)
=============================
NOTE 3 - BONDS SOLD OR REDEEMED
-------------------------------


Port-                                                                                           Realized
folio   Principal         Date                                  Net                             Gain
 No.      Amount        Redeemed        Description             Proceeds        Cost            (Loss)
-----   ---------       --------        ----------------        --------        --------        --------
        Connecticut Trust
        Year ended May 31, 1995:
2       $ 20,000        7/6/94          State of                $ 20,049        $ 17,036        $  3 013
                                        Connecticut
                                        Health and
                                        Educational
                                        Facilities
                                        Authority,
                                        Revenue
                                        Bonds, Yale
                                        University
                                        Issue,
                                        Series K

8        125,000        11/22/94        South Central            130,834         116,388          14,446
                                        Connecticut
                                        Regional Water
                                        Authority,
                                        Water System
                                        Revenue Bonds,
        --------                        1986 Series             --------        --------        --------
        $145,000                                                $150,883        $133,424        $ 17,459
        ========                                                ========        ========        ========



        North Carolina Trust
        Year ended May 31, 1995:
10      $ 20,000        7/1/94          North Carolina          $ 20,000        $ 19,662        $    338
                                        Housing Finance
                                        Agency, Single
                                        Family Revenue
                                        Bonds, Series C
                                        (1985 Resolution)


MULTISTATE TRUST, SERIES 42
NOTES TO FINANCIAL STATEMENTS
(Continued)
=============================
NOTE 3 - BONDS SOLD OR REDEEMED (continued)
-------------------------------------------



Port-                                                                                           Realized
folio   Principal         Date                                  Net                             Gain
 No.      Amount        Redeemed        Description             Proceeds        Cost            (Loss)
-----   ---------       --------        ----------------        --------        --------        --------
        North Carolina Trust (continued)
        Year ended May 31, 1995 (continued):
10      $ 20,000        10/1/94         North Carolina          $ 20,000        $ 19,662        $    338
                                        Housing Finance
                                        Agency, Single
                                        Family Revenue
                                        Bonds, Series C
                                        (1985 Resolution)

*        190,000        11/15/94        The Buncombe County      195,700         225,503         (29,803)
                                        Industrial
                                        Facilities and
                                        Pollution Control
                                        Financing Authority
                                        (North Carolina),
                                        10.625% Industrial
                                        Development Revenue
                                        Bonds (RCA
                                        Corporation
                                        Project)
                                        Series 1984

*       280,000         1/1/95          North Carolina          285,600          296,285         (10,685)
                                        Municipal Power
                                        Agency Number 1,
                                        Catawba Electric
                                        Revenue Bonds,
                                        Series 1985


MULTISTATE TRUST, SERIES 42
NOTES TO FINANCIAL STATEMENTS
(Continued)
=============================
NOTE 3 - BONDS SOLD OR REDEEMED (continued)
-------------------------------------------




Port-                                                                                           Realized
folio   Principal         Date                                  Net                             Gain
 No.      Amount        Redeemed        Description             Proceeds        Cost            (Loss)
-----   ---------       --------        ----------------        --------        --------        --------
        North Carolina Trust (continued)
        Year ended May 31, 1995 (continued):
9       $ 75,000        4/26/95         Orange Water and        $ 78,567        $ 72,576        $  5,991
                                        Sewer Authority
                                        (North Carolina),
                                        Water and Sewer
                                        System Revenue
                                        Bonds, Series
                                        1986A
        ---------                                               ---------       --------        --------
        $585,000                                                $599,867        $633,688        $(33,821)
        =========                                               =========       ========        ========



        Virginia Trust
        Year ended May 31, 1995:
1       $ 25,000        11/22/94        City of Virginia        $ 26,231        $ 24,749        $  1,482
                                        Beach, Virginia
                                        Public
                                        Improvement
                                        Bonds Series 1987
                                        (General Obligation)

1         15,000        3/30/95         City of Virginia          15,800          14,849             951
                                        Beach, Virginia
                                        Public
                                        Improvement
                                        Bonds Series 1987
                                        (General Obligation)



MULTISTATE TRUST, SERIES 42
NOTES TO FINANCIAL STATEMENTS
(Continued)
=============================
NOTE 3 - BONDS SOLD OR REDEEMED (continued)
-------------------------------------------



Port-                                                                                           Realized
folio   Principal         Date                                  Net                             Gain
 No.      Amount        Redeemed        Description             Proceeds        Cost            (Loss)
-----   ---------       --------        ----------------        --------        --------        --------
        Virginia Trust (continued)
        Year ended May 31, 1995 (continued):
1       $10,000         4/26/95         City of Virginia        $ 10,492        $  9,899        $    593
                                        Beach, Virginia
                                        Public
                                        Improvement
                                        Bonds Series 1987
                                        (General Obligation)

        ---------                                               ---------       --------        --------
        $ 50,000                                                $ 52,523        $ 49,497        $  3,026
        =========                                               =========       ========        ========

[FN]

-------------

*       Portfolio redeemed in its entirety.

MULTISTATE TRUST, SERIES 42
NOTES TO FINANCIAL STATEMENTS
(Concluded)
=============================
NOTE 4 - NET ASSETS
-------------------


                                                          North           North
                                        Connecticut      Carolina        Virginia
                                            Trust         Trust           Trust
                                        --------------  -----------     ----------
Cost of 4,000, 4,000
        and 2,300 units at
        Date of Deposit                 $3,969,474      $4,016,105      $2,342,797
Less gross underwriting
        commission                         194,480         196,760         114,770
                                        ----------      ----------      ----------
                Net cost - initial
                        offering price   3,774,994       3,819,345       2,228,027
Realized net gain
        on securities sold or
        redeemed                            62,650          16,316           1,766
Principal distributions                    (74,892)     (1,675,924)       (326,759)
Redemption of units                       (443,489)       (159,551)       (140,385)
Unrealized market
        appreciation of
        securities                         375,863         237,125         169,924
Undistributed net
        investment income                  106,512          65,515          59,183
                                        ----------      ----------      ----------
                Net assets              $3,801,638      $2,302,826      $1,991,756
                                        ==========      ==========      ==========



MULTISTATE TRUST, SERIES 42
CONNECTICUT TRUST
SCHEDULE OF INVESTMENTS
May 31, 1995
===========================


                                                                                                            Market
                                                                         Redemption Features                Value       Annual
Port-   Aggregate                                              Date of   S.F. - Sinking Fund   Cost of      as of       Interest
folio   Principal    Name of Issuer and    Ratings   Coupon    Maturity  Opt. - Optional Call  Bonds        May 31,     Income to
 No.    Amount       Title of Bond         (Note A)  Rate      (Note B)  (Note B)              to Trust     1995        Trust
-----   ----------   --------------------  --------  -------   --------  --------------------  ------------ ----------- ----------
1       $  100,000   Town of Stratford,    AAA       5.800%    04/01/05  No Sinking Fund       $   83,420  $  104,401   $  5,800
                     Connecticut,                                        No Optional Call
                     General Obligation
                     Bonds (MBIA
                     Insured)

2          350,000   State of Connecticut  AAA       6.375     07/01/13  07/01/03 @ 100 S.F.      298,138     359,590     22,313
                     Health and                                          07/01/97 @ 102 Opt.
                     Educational
                     Facilities
                     Authority,
                     Revenue Bonds,
                     Yale University
                     Issue, Series K

3          600,000   Connecticut           AAA       7.000     01/01/16  01/01/09 @ 100 S.F.      545,310     619,764     42,000
                     Municipal                                           01/01/96 @ 102 Opt.
                     Electric Energy
                     Cooperative, Power
                     Supply System
                     Revenue Bonds,
                     1986 Series A
                     (AMBAC Insured)

4          600,000   Connecticut           AAA       7.875     11/15/12  11/15/01 @ 100 S.F.      603,960     643,224     47,250
                     Resources Recovery                                  11/15/96 @ 103 Opt.
                     Authority,
                     Mid-Connecticut
                     System Bonds,
                     Series B
                     (Guaranteed by
                     the State of
                     Connecticut)
                     (MBIA Insured)


MULTISTATE TRUST, SERIES 42
CONNECTICUT TRUST
SCHEDULE OF INVESTMENTS
May 31, 1995
(Continued)
===========================


                                                                                                            Market
                                                                         Redemption Features                Value       Annual
Port-   Aggregate                                              Date of   S.F. - Sinking Fund   Cost of      as of       Interest
folio   Principal    Name of Issuer and    Ratings   Coupon    Maturity  Opt. - Optional Call  Bonds        May 31,     Income to
 No.    Amount       Title of Bond         (Note A)  Rate      (Note B)  (Note B)              to Trust     1995        Trust
-----   ----------   --------------------  --------  -------   --------  --------------------  ------------ ----------- ----------
5       $  620,000   Connecticut Resources A         7.625%    01/01/09  01/01/05 @ 100 S.F.   $   596,217  $  659,141  $ 47,275
                     Recovery Authority,                                 01/01/97 @ 103 Opt.
                     Bridgeport Resco
                     Company, L.P. Project
                     Bonds, 1985 Series A

6          320,000   Connecticut Resources AAA       7.300     11/15/12  11/15/01 @ 100 S.F.       309,242     339,373    23,360
                     Recovery Authority,                                 11/15/96 @ 103 Opt.
                     Mid-Connecticut
                     System Bonds,
                     Series B (Guaranteed
                     by the State of
                     Connecticut)
                     (MBIA Insured)

7           45,000   South Central         A+        7.125     08/01/96  No Optional Call         42,854(C)    47,194(C)   3,206(C)
                     Connecticut
                     Regional Water
                     Authority, Water
                     System Revenue
                     Bonds, 1986 Series
                     (Prerefunded at
                     102 originally due
                     08/01/06)

8          445,000   South Central         A+        7.125     08/01/96  No Optional Call        414,339(C)   467,726(C)  31,706(C)
                     Connecticut
                     Regional Water
                     Authority, Water
                     System Revenue
                     Bonds, 1986 Series
                     (Prerefunded at
                     102 originally due
                     08/01/12)

9          425,000   Commonwealth of       AAA       7.900     07/01/96  No Optional Call          425,000     453,930    33,575
                     Puerto Rico, Public
                     Improvement Bonds
                     of 1986 (General
                     Obligation Bonds)
                     (Prerefunded at
                     103 originally due
        ----------   07/01/11)                                                                  ----------  ----------  --------
        $3,505,000                                                                              $3,318,480  $3,694,343  $256,485
        ==========                                                                              ==========  ==========  ========


MULTISTATE TRUST, SERIES 42
CONNECTICUT TRUST
SCHEDULE OF INVESTMENTS
MAY 31, 1995
(Continued)
===========================

NOTES TO SCHEDULE OF INVESTMENTS

(A) A description of the rating symbols and their meanings appears under "Description of Bond Ratings" in Part II of this Prospectus.
 Ratings are by Standard & Poor's Corporation, except for those indicated by (2), which are by Moody's Investors Service. Certain bond ratings have changed since the Date of Deposit, at which time all such bonds were rated A or better by either Standard
& Poor's Corporation or Moody's Investors Service.

(B) Bonds may be redeemable prior to maturity from a sinking fund (mandatory partial redemption) (S.F.) or at the stated optional call (at the option of the issuer) (Opt.) or by refunding. Certain bonds in the portfolio may be redeemed earlier than dates shown in whole or in part under certain unusual or extraordinary circumstances as specified in the terms and provisions of such bonds. Single-family mortgage revenue bonds and housing authority bonds are most likely to be called subject to such provisions, but other bonds may have similar call features.

(C) The cost to the Trust of the "original issue discount" bonds (Portfolio Numbers 7 and 8) include accreted interest income of $13 and $109, respectively, from the date of issuance of the bonds to the Date of Deposit. The accreted income from the Date of Deposit to May 31, 1995 from these bonds has been $116 and $1,007, respectively. Accreted interest income has been calculated on a compounded semi-annual basis from the initial offering date of these bonds at annual interest rates of 7.2% and 7.3%, respectively, based upon original issuance discounts of 1.0% and 1.5% of par.
There will be periodic payments of interest at annual interest rates of 7.125% and 7.125%, respectively, of the aggregate principal amounts of the bonds.

MULTISTATE TRUST, SERIES 42
NORTH CAROLINA TRUST
SCHEDULE OF INVESTMENTS
May 31, 1995
===========================


                                                                                                            Market
                                                                         Redemption Features                Value       Annual
Port-   Aggregate                                              Date of   S.F. - Sinking Fund   Cost of      as of       Interest
folio   Principal    Name of Issuer and    Ratings   Coupon    Maturity  Opt. - Optional Call  Bonds        May 31,     Income to
 No.    Amount       Title of Bond         (Note A)  Rate      (Note B)  (Note B)              to Trust     1995        Trust
-----   ----------   --------------------  --------  -------   --------  --------------------  ------------ ----------- ----------
1       $  180,000   North Carolina        A         6.750%    10/01/16  10/01/98 @ 100 S.F.   $ 154,665(C) $ 182,902(C)$ 12,150(C)
                     Medical Care                                        10/01/96 @ 102 Opt.
                     Commission,
                     Hospital Revenue
                     Refunding Bonds
                     (Grace Hospital
                     Project), Series
                     1987 A Bonds

2            5,000   North Carolina        A         6.750     10/01/16  10/01/98 @ 100 S.F.       4,296(C)    5,043(C)      337(C)
                     Medical Care                                        10/01/96 @ 102 Opt.
                     Commission,
                     Hospital Revenue
                     Refunding Bonds
                     (Grace Hospital
                     Project), Series
                     1987B Bonds

3          125,000   North Carolina        Aaa(2)    7.375     01/01/97  No Optional Call         113,890     132,989      9,219
                     Eastern Municipal
                     Power Agency,
                     Power System
                     Revenue Bonds,
                     Refunding Series
                     1987A (Prerefunded
                     @ 102 originally
                     due 01/01/07)

4          250,000   North Carolina        Aaa(2)    4.500     01/01/22  No Optional Call       142,253(C)   201,900(C)   11,250(C)
                     Eastern Municipal
                     Power Agency
                     Power System
                     Revenue Bonds,
                     Refunding Series
                     1987A (Prerefunded
                     @ 100 originally
                     due 01/01/24)


Page 26




MULTISTATE TRUST, SERIES 42
NORTH CAROLINA TRUST
SCHEDULE OF INVESTMENTS
May 31, 1995
(Continued)
===========================


                                                                                                            Market
                                                                         Redemption Features                Value       Annual
Port-   Aggregate                                              Date of   S.F. - Sinking Fund   Cost of      as of       Interest
folio   Principal    Name of Issuer and    Ratings   Coupon    Maturity  Opt. - Optional Call  Bonds        May 31,     Income to
 No.    Amount       Title of Bond         (Note A)  Rate      (Note B)  (Note B)              to Trust     1995        Trust
-----   ----------   --------------------  --------  -------   --------  --------------------  ------------ ----------- ----------
5a      $  275,000   North Carolina        A(2)      7.250%    01/01/21  07/01/03 @ 100 S.F.   $ 234,438(C) $ 286,313(C)$ 19,938(C)
                     Eastern Municipal                                   01/01/97 @ 102 Opt.
                     Power Agency,
                     Power System
                     Revenue Bonds,
                     Refunding Series
                     1987A

5b          40,000   North Carolina        Aaa(2)    7.250     01/01/97  No Optional Call         34,100(C)    42,169(C)   2,900(C)
                     Eastern Municipal
                     Power Agency,
                     Power System
                     Revenue Bonds,
                     Refunding Series
                     1987A (Prerefunded
                     @ 102 originally
                     due 01/01/21)

 6         650,000   Metropolitan Sewer-   AAA       7.875     07/01/96  No Optional Call        653,880     687,499     51,187
                     age District of
                     Buncombe County
                     (North Carolina),
                     Sewerage System
                     Revenue Bonds,
                     Series 1986A
                     (Prerefunded
                     @ 102 originally
                     due 07/01/16)

 7         210,000   Orange Water and      Aaa(2)    7.375     07/01/96  No Optional Call        203,212    221,147      15,488
                     Sewer Authority
                     (North Carolina),
                     Water and Sewer
                     System Revenue
                     Bonds, Series
                     1986A (Prerefunded
                     @ 102 originally
                     due 07/01/06)



MULTISTATE TRUST, SERIES 42
NORTH CAROLINA TRUST
SCHEDULE OF INVESTMENTS
May 31, 1995
(Continued)
===========================


                                                                                                            Market
                                                                         Redemption Features                Value       Annual
Port-   Aggregate                                              Date of   S.F. - Sinking Fund   Cost of      as of       Interest
folio   Principal    Name of Issuer and    Ratings   Coupon    Maturity  Opt. - Optional Call  Bonds        May 31,     Income to
 No.    Amount       Title of Bond         (Note A)  Rate      (Note B)  (Note B)              to Trust     1995        Trust
-----   ----------   --------------------  --------  -------   --------  --------------------  ------------ ----------- ----------
8       $  485,000   North Carolina        Aa(2)     8.000%    03/01/17  03/01/12 @ 100 S.F.   $  476,803   $  494,700  $ 38,800
                     Housing Finance                                     09/01/96 @ 102 Opt.
                     Agency, Single
                     Family Revenue
                     Bonds, Series C
                     (1985 Resolution)
        ----------                                                                              ----------  ----------  --------
        $2,220,000                                                                              $2,017,537  $2,254,662  $161,269
        ==========                                                                              ==========  ==========  ========


NOTES TO SCHEDULE OF INVESTMENTS

(A) A description of the rating symbols and their meanings appears under "Description of Bond Ratings" in Part II of this Prospectus.
 Ratings are by Standard & Poor's Corporation, except for those indicated by (2), which are by Moody's Investors Service. Certain bond ratings have changed since the Date of Deposit, at which time all such bonds were rated A or better by either Standard
& Poor's Corporation or Moody's Investors Service.

(B) Bonds may be redeemable prior to maturity from a sinking fund (mandatory partial redemption) (S.F.) or at the stated optional call (at the option of the issuer) (Opt.) or by refunding. Certain bonds in the portfolio may be redeemed earlier than dates shown in whole or in part under certain unusual or extraordinary circumstances as specified in the terms and provisions of such bonds. Single-family mortgage revenue bonds and housing authority bonds are most likely to be called subject to such provisions, but other bonds may have similar call features.

(C) The cost to the Trust of the "original issue discount" bonds (Portfolio Numbers 1,2,4,5a,5b) includes accreted interest income of $10, $0, $127, $3 and $0 from the date of issuance of the bonds to the Date of Deposit. The accreted interest income from the Date of Deposit to May 31, 1995 from these bonds has been $308, $8, $5,855, $131 and $19, respectively. Accreted interest income has been calculated on a compounded semi-annual basis from the initial offering date of bonds, at annual interest rates of 6.9%, $6.9%, 9.5%, 7.5%, 7.3% and 7.3%, respectively, based upon the original issuance discount of 1.5%, 1.5%, 4.7%, 37.3%, .6% and
 .6% of par. There will be periodic payments of interest at annual interest rates of 6.75%, 6.75%, 9.0%, 4.5%, 7.25% and 7.25%, respectively, of the aggregate principal amount of the bonds.

MULTISTATE TRUST, SERIES 42
VIRGINIA TRUST
SCHEDULE OF INVESTMENTS
May 31, 1995
===========================

                                                                                                            Market
                                                                         Redemption Features                Value       Annual
Port-   Aggregate                                              Date of   S.F. - Sinking Fund   Cost of      as of       Interest
folio   Principal    Name of Issuer and    Ratings   Coupon    Maturity  Opt. - Optional Call  Bonds        May 31,     Income to
 No.    Amount       Title of Bond         (Note A)  Rate      (Note B)  (Note B)              to Trust     1995        Trust
-----   ----------   --------------------  --------  -------   --------  --------------------  ------------ ----------- ----------
1       $  165,000   City of Virginia      NR        7.500%    05/01/97  No Optional Call      $  163,342   $  177,083  $ 12,375
                     Beach, Virginia
                     Public Improvement
                     Bonds Series 1987
                     (General Obligation)
                     (Prerefunded @ 102
                     originally due
                     05/01/06)

2          300,000   Eastern Virginia      NR        8.375     05/15/97  No Optional Call         312,750     326,229     25,125
                     Medical Authority,
                     General Revenue
                     Bonds (Medical
                     Educational
                     Facilities
                     Projects) Series
                     1987 (Prerefunded
                     @ 102 originally
                     due 05/15/17)

3a         120,000   Industrial            Aa(2)     6.600     11/01/01  No Sinking Fund          107,178     125,298     7,920
                     Development                                         11/01/97 @ 100 Opt.
                     Authority of
                     the City of
                     Norfolk, Virginia,
                     Hospital Revenue
                     Bonds, Series 1978A
                     (Medical Center
                     Hospital Project)

3b         155,000   Industrial            Aa(2)     6.600     11/01/97  No Optional Call         138,438    162,849    10,230
                     Development
                     Authority of
                     the City of
                     Norfolk, Virginia,
                     Hospital Revenue
                     Bonds, Series 1978A
                     (Medical Center
                     Hospital Project)
                     (Prerefunded @ 100
                     originally due
                     11/01/01)



MULTISTATE TRUST, SERIES 42
VIRGINIA TRUST
SCHEDULE OF INVESTMENTS
May 31, 1995
(Continued)
===========================


                                                                                                            Market
                                                                         Redemption Features                Value       Annual
Port-   Aggregate                                              Date of   S.F. - Sinking Fund   Cost of      as of       Interest
folio   Principal    Name of Issuer and    Ratings   Coupon    Maturity  Opt. - Optional Call  Bonds        May 31,     Income to
 No.    Amount       Title of Bond         (Note A)  Rate      (Note B)  (Note B)              to Trust     1995        Trust
-----   ----------   --------------------  --------  -------   --------  --------------------  ------------ ----------- ----------
4       $   50,000   Industrial            Aa(2)     7.000%    11/01/97  No Optional Call      $   44,838   $   52,808  $  3,500
                     Development
                     Authority of
                     the City of
                     Norfolk, Virginia,
                     Hospital Revenue
                     Bonds, Series 1978A
                     (Medical Center
                     Hospital Project)
                     (Prerefunded @ 100
                     originally due
                     11/01/17)

5          300,000   Alexandria            AAA       8.600     07/20/29  01/20/00 @ 100 S.F.      303,000      312,708    25,800
                     Redevelopment                                       01/20/96 @ 104 Opt.
                     and Housing
                     Authority
                     (Alexandria,
                     Virginia)
                     Municipal Housing
                     Revenue Bonds,
                     Series 1987 (GNMA
                     Collateralized)

6          145,000   Virginia Resources    AA        8.000     11/01/06  No Sinking Fund          145,000      164,065    11,600
                     Authority, Water and                                11/01/06 @ 100 Opt.
                     Sewer System Revenue
                     Bonds (Pooled Loan
                     Program) 1986
                     Series A (Special
                     Mandatory Redemption
                     at Par on 11/01/06)
                     (Moral Obligation
                     of the Commonwealth
                     of Virginia)

7          215,000   Virginia Housing      AA+       7.000     01/01/13  01/01/08 @ 100 S.F.      191,718     216,999    15,050
                     Development                                         01/01/97 @ 102 Opt.
                     Authority,
                     Commonwealth
                     Mortgage Bonds
                     Series A,
                     Subseries A-1



MULTISTATE TRUST, SERIES 42
VIRGINIA TRUST
SCHEDULE OF INVESTMENTS
May 31, 1995
(Continued)
===========================


                                                                                                            Market
                                                                         Redemption Features                Value       Annual
Port-   Aggregate                                              Date of   S.F. - Sinking Fund   Cost of      as of       Interest
folio   Principal    Name of Issuer and    Ratings   Coupon    Maturity  Opt. - Optional Call  Bonds        May 31,     Income to
 No.    Amount       Title of Bond         (Note A)  Rate      (Note B)  (Note B)              to Trust     1995        Trust
-----   ----------   --------------------  --------  -------   --------  --------------------  ------------ ----------- ----------
8       $  350,000   Industrial            A+        7.400%    01/01/08  01/01/99 @ 100 S.F.   $  325,619   $  355,926  $ 25,900
                     Development                                         07/01/95 @ 101.5 Opt.
                     Authority of the
                     City of Alexandria
                     (Virginia) Resource
                     Recovery Revenue
                     Bonds, Series 1984
                     (Alexandria/
                     Arlington
                     Waste-to-Energy
                     Facility)

9           40,000   Virginia Public       AAA       6.250     03/01/04  No Sinking Fund          34,926       42,768      2,500
                     Building Authority,                                 No Optional Call
                     State Building
                     Revenue Refunding
                     Bonds, 1987 Series
                     (Lease Rental
                     Obligation of the
                     Commonwealth)
                     (Escrowed to
        ----------   Maturity)                                                                 ----------   ----------  --------
        $1,840,000                                                                             $1,766,809   $1,936,733  $140,000
        ==========                                                                             ==========   ==========  ========


NOTES TO SCHEDULE OF INVESTMENTS

(A) A description of the rating symbols and their meanings appears under "Description of Bond Ratings" in Part II of this Prospectus.
 Ratings are by Standard & Poor's Corporation, except for those indicated by (2), which are by Moody's Investors Service. Certain bond ratings have changed since the Date of Deposit, at which time all such bonds were rated A or better by either Standard
& Poor's Corporation or Moody's Investors Service.

(B) Bonds may be redeemable prior to maturity from a sinking fund (mandatory partial redemption) (S.F.) or at the stated optional call (at the option of the issuer) (Opt.) or by refunding. Certain bonds in the portfolio may be redeemed earlier than dates shown in whole or in part under certain unusual or extraordinary circumstances as specified in the terms and provisions of such bonds. Single-family mortgage revenue bonds and housing authority bonds are most likely to be called subject to such provisions, but other bonds may have similar call features.

MULTISTATE TRUST, SERIES 42
FINANCIAL DATA SCHEDULE
AT MAY 31, 1995
=============================


Item number             Item description                                   Amount
-----------     ---------------------------------       ------------------------------------------
                                                                          North
                                                        Connecticut       Carolina        Virginia
                                                          Trust            Trust           Trust
                                                        -----------     -----------     -----------
6-03            Investments - cost                      $3,318,480      $2,017,537      $1,766,809
6-04-4          Investments                              3,694,343       2,254,662       1,936,733
6-04-6          Receivables                                 75,514          60,909          36,314
6-04-8          Other assets                                32,371               -          19,089
-               Balancing amount to total assets               n/a             n/a             n/a
6-04-9          Total assets                             3,802,228       2,315,571       1,992,136
6-04            Accounts payable for securities                n/a             n/a             n/a
6-04-13         Senior long-term debt                          n/a             n/a             n/a
-               Balancing amount to total liabilities          590          12,745             380
6-04-14         Total liabilities                              590          12,745             380
6-04-16         Senior equity securities                       n/a             n/a             n/a
6-04-16         Paid-in capital - common shareholders          n/a             n/a             n/a
6-04-16         Number of shares or units -
                   current period                            3,580           3,750           2,152


MULTISTATE TRUST, SERIES 42
FINANCIAL DATA SCHEDULE
AT MAY 31, 1995
(Continued)
=============================



Item number             Item description                                   Amount
-----------     ---------------------------------       ------------------------------------------
                                                                          North
                                                        Connecticut       Carolina        Virginia
                                                          Trust            Trust           Trust
                                                        -----------     -----------     -----------
6-04-16         Number of shares or units -
                  prior period                          $     3,713     $     3,967     $     2,210
6-04-17(a)      Accumulated undistributed net investment
                income (current year)                       106,512          65,515          59,183
-               Overdistribution of net investment
                  income                                        n/a             n/a             n/a
6-04-17(b)      Accumulated undistributed net realized
                  gains (losses)                                n/a             n/a             n/a
-               Overdistribution of realized gains              n/a             n/a             n/a
6-04-17(c)      Accumulated net unrealized appreciation
                  (depreciation)                            375,863         237,125         169,924
6-04-19         Net assets                                3,801,638       2,302,826       1,991,756
6-07-1(a)       Dividend income                                 n/a             n/a             n/a
6-07-1(b)       Interest income                             260,867         190,976         142,513
6-07-1(c)       Other income                                    n/a             n/a             n/a
6-07-2          Expenses - net                                7,999           6,977           5,183
6-07-6          Net investment income (loss)                252,868         183,999         137,330



MULTISTATE TRUST, SERIES 42
FINANCIAL DATA SCHEDULE
AT MAY 31, 1995
(Continued)
=============================



Item number             Item description                                   Amount
-----------     ---------------------------------       ------------------------------------------
                                                                          North
                                                        Connecticut       Carolina        Virginia
                                                          Trust            Trust           Trust
                                                        -----------     -----------     -----------
6-07-7(a)       Realized gains (losses) on investments  $    17,459     $   (33,821)    $     3,026
6-07-7(d)       Net increase (decrease) in appreciation
                  (depreciation)                            (91,813)         (2,977)        (25,241)
6-07-9          Net increase (decrease) in net assets
                  resulting from operations                 178,514         147,201         115,115
C-09-2          Net equalization charges and credit             n/a             n/a             n/a
6-09-3(a)       Distributions from net investment income   (256,782)       (204,700)       (139,368)
6-09-3(b)       Distributions from realized gains               n/a             n/a             n/a
6-09-3(c)       Distributions from other sources           (137,446)       (613,838)        (52,010)
6-09-4(b)       Number of shares sold                           n/a             n/a             n/a
6-09-4(b)       Number of shares redeemed                       133             217              58
6-09-4(b)       Number of shares issued - reinvestment          n/a             n/a             n/a
6-09-5          Total increase (decrease) [in assets]      (215,714)       (671,337)        (76,263)
6-09-7          Accumulated undistributed net investment
                income (prior year)                             n/a             n/a             n/a
6-04-17(b)      Accumulated undistributed net realized
                  gains (prior year)                            n/a             n/a             n/a
                Overdistribution of net investment income
                  (prior year)                                  n/a             n/a             n/a
                Overdistribution of net realized gains
                  (prior year)                                  n/a             n/a             n/a



          Multistate Tax Exempt Unit Trust, Series 1-7
                               and
                   Multistate Trust, Series 8
                      and Subsequent Series

                      PROSPECTUS, Part II

 Note: Part II of this Prospectus may not be distributed unless accompanied by Part I.


THE TRUST

The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by Advest, Inc. (the "Sponsor") in the secondary market or from the Trustee, after having been tendered for redemption. The Units are being offered by the Sponsor at the Public Offering Price plus accrued interest to the expected date of settlement. The profit or loss resulting from the sale of Units will accrue to the Sponsor. No proceeds from the sale will be received by the Trust. The minimum investment which may be made is one Unit.


Objectives

The Trust (herein referred to as the "Trust" or the "Multistate
Trust") is one of a series of separate unit trusts formed by Moseley Securities Corporation ("Moseley"), formerly a sponsor of the Trust, and the Sponsor under the name Multistate Tax Exempt Unit
Trust, in the case of Series 1 through 7, and under the name Multistate Trust, in the case of Series 8 and subsequent Series. Effective December 29, 1987 Moseley resigned as a sponsor and the agent of the various series of the Trust. The objectives of the Trust, consisting of the underlying State Trusts, are to provide investors with preservation of capital and interest income free from Federal income tax and to the extent indicated from state and local taxes in the State for which the State Trust is named through investment in a portfolio of tax exempt securities. Each State Trust shall consist of interest bearing debt obligations or contracts to purchase such obligations of the State for which the Trust is named, its political subdivisions, municipalities, and public authorities, or of certain United States territories or possessions and their public authorities and may include Trust Units, all described under "Schedule of Investments" (the "Bonds" or "Securities"), dated as of the Date of Determination for the applicable State
Trust in Part I of the Prospectus. In the opinion of bond counsel to the respective issuers of the Bonds (and the bonds underlying any Trust Units), under existing law interest on the Bonds is exempt from Federal income tax. In addition, the interest income of each State Trust is, in the opinion of counsel, exempt to the extent indicated from state and local taxes when held by residents of the state the name of which appears in the name of such State
Trust. With certain exceptions, capital gains realized upon a sale of Units by an investor or upon disposition of Securities by the Trust will be subject to tax. (See "The Trust-Tax Status of the Trust.") Certain of the Bonds in a State Trust may have been purchased at prices which resulted in the portfolio as a whole being purchased at a market discount. See "Portfolios-State
Risk Factors and Tax Status" in Part I of the Prospectus for a description of market discount which may result in taxable income and capital gain to investors.

The Multistate Trust offers investors an opportunity to participate in a portfolio of tax exempt securities with greater diversification than they might be able to acquire individually. The rate of current interest income, in part, reflects the various factors described in Part I of the Prospectus for each State Trust. Investors should be aware that there is no guarantee that the Multistate Trust's objectives will be achieved because they are subject to the continuing ability of the respective issuers of the Bonds (and the Bonds underlying any Trust Units) to meet the interest and principal payment obligations of such Bonds and of the insurer for that series of the Guaranteed Trust (the "Insurer")* to meet their obligations under the insurance policies guaranteeing the payment, when due, of all principal of and interest on each of the Bonds held in any Guaranteed Trust, and because the market value of such Bonds can be affected by fluctuations in interest rates.
______________
* Municipal Bond Insurance Association is the Insurer of any Guaranteed Trust for Series 1 through Series 36. MBIA Insurance Corporation is the Insurer of any Guaranteed Trust for Series 37 and Subsequent Series.


Guaranteed Trust Insurance

Insurance guaranteeing the payment of all principal (either at the stated maturity or by any advancement of maturity pursuant to a mandatory sinking fund payment) and interest on each of the Securities in a Guaranteed Trust as such payment shall become due but shall not be paid has been obtained by such Guaranteed
Trust from the Insurer. Certain issues of Securities in a Guaranteed Trust may be Pre-insured Bonds, which are also insured under insurance obtained by its issuer or other parties. Insurance obtained by a Guaranteed Trust is effective only while the Bonds thus insured are held in such Guaranteed Trust; however, any insurance previously obtained by the issuer or any other party, for which a single premium has been paid, is effective so long as the Pre-insured bonds are outstanding. Regardless of whether the insurer of a Pre-insured Bond fulfills its obligations, such Bond will, in any case, continue to be insured under the policy obtained by a Guaranteed Trust from the Insurer, as long as the Bond is held in such Guaranteed Trust and, such Bond will continue to be insured by the Insurer after such Bond is sold from a Guaranteed Trust assuming the Trustee exercises its right to obtain permanent insurance on such Bond, as discussed below. No representation is made as to any Insurer's ability to meet its commitments.

Neither the Public Offering Price nor any evaluation of Units for purposes of repurchases or redemptions reflects any element of value for the insurance obtained by a Guaranteed Trust unless Securities are in default in payment of principal or interest or in significant risk of such default. (See "Public Offering of Units-Public Offering Price.") On the other hand, the value, if any, of insurance obtained by the issuer of the Securities is reflected and included in the market value of such Securities.

Insurance is not a substitute for the basic credit of an issuer but supplements the existing credit and provides additional security therefor. If an issue is accepted for insurance, a non-cancellable policy for the payment of interest and principal on the bonds is issued by the Insurer. A single premium is paid by the issuer or any other party for its insurance on Pre-insured Bonds, and a monthly premium is paid by a Guaranteed Trust for the insurance it obtains from the Insurer on all of the Bonds in such Guaranteed Trust that are not pre-insured by either Municipal Bond Insurance Association ("MBIA") or MBIA Insurance Corporation (the "Corporation"). No premium will be paid by a Guaranteed Trust on Bonds pre-insured by either MBIA or the Corporation. Pursuant to an irrevocable commitment of the Insurer, upon the sale of a Bond from a Guaranteed Trust, the Trustee has the right to obtain permanent insurance with respect to such Bond upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Bond.
It is expected that the Trustee will exercise the right to obtain permanent insurance for a Bond in a Guaranteed Trust upon instruction from the Sponsor whenever the value of that Bond insured to its maturity less the applicable permanent insurance premium and the related custodial fee exceeds the value of the Bond without such insurance. (See "The Trust-General Considerations-Guaranteed Trust Insurance.")


Organization

The Multistate Trust is one of a series of unit investment trusts created by Moseley and the Sponsor under the name Multistate Tax Exempt Unit Trust, in the case of Series 1 through 7, and the name Multistate Trust, in the case of Series 8 and subsequent
Series. The Multistate Trust was created under the laws of New
York pursuant to a Trust Agreement** (the "Agreement"), dated as of the Date of Deposit as set forth under the "Summary of Essential Information" in Part I of the Prospectus, among Moseley and the Sponsor, the trustee and the evaluator. The Bank of New York (the "Trustee") acts as successor trustee for Series 1 through 23 and as trustee for Series 24 and subsequent Series. Securities Evaluation Service, Inc. (the "Evaluator") acts as successor evaluator for each Series of the Multistate Trust.
______________
**References in this Prospectus to the Agreement are qualified in their entirety by the Agreement which is incorporated herein by reference.

On the Pricing Date as defined in Part I of the Prospectus, each Unit of each State Trust represented the fractional undivided interest in the principal and net income of such State Trust set forth under "Summary of Essential Information" in Part I of the Prospectus. If any Units of a State Trust are redeemed by the Trustee, the principal amount of Securities in such State Trust will be reduced by the amount allocable to such redeemed Units and the fractional undivided interest represented by each Unit will be increased. The number of Units comprising each State Trust will not be increased.


Portfolio

All of the issues of Bonds in each State Trust were rated by Standard
& Poor's Ratings Services, a division of The McGraw-Hill Companies,
Inc. ("Standard & Poor's") or Moody's Investors Service, Inc.
on the date such State Trust was originally established (the "Date of Deposit"). (See "Description of Bond Ratings.") A further explanation of the significance of such ratings may be obtained from the rating agencies furnishing them. There can be no assurance that the economic and political conditions on which these ratings are based will continue or that particular Bond issues may not be adversely affected by changes in economic, political or other conditions that do not affect the above ratings. Subsequent to the Date of Deposit, a Bond may cease to be rated or its rating may be reduced. (See
"The Trust" in Part I of the Prospectus for a statement regarding ratings of the Bonds on the Date of Determination.) Neither event requires an elimination of such Bond from the portfolio of a State
Trust, but may be considered in the Sponsor's determination to direct the Trustee to dispose of the Bonds. (See "Investment Supervision.")

Moseley and the Sponsor selected the Bonds for the portfolio of each State Trust based upon, among other things, the following primary criteria: (a) a minimum rating of "A" either by Standard
& Poor's or Moody's Investors Service, Inc., or, in the case of Series 25 and subsequent Series, in the opinion of Moseley and the Sponsor, possess similar credit characteristics, except any Guaranteed Trust (see "Description of Bond Ratings"); (b) price of the Bonds relative to other issues of similar quality and maturity;
(c) income to the Certificateholders of each State Trust; (d) all the Bonds in each State Trust are obligations of the State for which such State Trust is named and counties, municipalities, authorities or public authorities thereof or issued by certain
United States territories or possessions and their public authorities; and (e) in the case of a Guaranteed Trust, the availability of insurance from the Insurer for the payment of principal and interest on the Securities held in the portfolio of such Guaranteed Trust.

A purpose of the insurance on the Bonds in the portfolio obtained by a Guaranteed Trust is to obtain a higher yield on such Guaranteed Trust portfolio than would be available if all the Securities in such portfolio had Standard

& Poor's "AAA" rating but were uninsured and yet at the same time to have the protection of insurance of payment of interest and principal on the Securities. There is, of course, no certainty that this result will be achieved. Any Pre-insured Bonds in a Guaranteed Trust (all of which are rated "AAA" by Standard & Poor's) may or may not have a higher yield than uninsured bonds rated
"AAA" by Standard & Poor's. In considering Pre-insured Bonds for the portfolio, the Sponsor has applied the criteria hereinbefore described.

Because the Securities in a Guaranteed Trust are insured by the Insurer as to the payment of principal and interest, Standard
& Poor's has assigned to the Units of a Guaranteed Trust and in the case of Series 21 and subsequent Series to all the Bonds while in such Guaranteed Trust its "AAA" investment rating and Moody's Investors Service, Inc. has assigned a rating of "Aaa" to all of the Bonds in such Guaranteed Trust. (See "Description of Bond Ratings"). The obtaining of this rating by a Guaranteed Trust should not be construed as an approval of the offering of the Units by Standard & Poor's or as a guarantee of the market value of such Guaranteed Trust or of the Units.

Certain of the Securities in a State Trust may consist of Trust Units. ANY SUCH TRUST UNITS DEPOSITED WITH THE TRUSTEE REPRESENT DIFFERENT PREVIOUSLY-ISSUED SERIES OF THE MULTISTATE TRUST (no one of which represented at the Date of Deposit more than 5%, and all of which represented at the Date of Deposit no more than 10%, of the value of the portfolio of a State Trust) the portfolios of which contain long-term obligations of the State for which the Trust is named, its political subdivisions, municipalities and public authorities and of certain United States territories or possessions and their public authorities. On the respective Dates of Deposit of said series, the underlying bonds were rated "A" or better by either Standard & Poor's or Moody's Investors Service, Inc. or, in the case of Series 25 and subsequent Series, in the Sponsor's opinion, possess similar credit characteristics. While certain of such bonds included in the portfolios of said series may not presently meet such criteria, they will in no event represent more than 0.5% of the face amount of the portfolio of a State Trust. The investment objectives of the various series are similar to the investment objective of the Trust.

An investment in Units of a State Trust should be made with an understanding of the risks entailed in investments in fixed-rate bonds, including the risk that the value of such bonds (and, therefore, of the Units) will decline with increases in interest rates. Inflation and recession, as well as measures implemented to address these and other economic problems contribute to the fluctuations in the interest rates and the values of fixed-rate bonds generally.
The Sponsor cannot predict future economic policies or their consequences; nor, therefore, can it predict the course or extent of such fluctuations in the future.

For a summary of the types of Securities held in a State Trust, see Part I of the Prospectus, and for a discussion of any risk factors relating to the state for which such State Trust is named, see "Information Regarding the Trust--Portfolios-State Risk Factors and Tax Status" in Part I of the Prospectus.


General Considerations

Because certain of the Bonds may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and the proceeds from such events will be distributed to certificate holders and will not be reinvested, no assurance can be given that the Trust will retain for any length of time its present size and composition. The inclusion of unrated Bonds in certain Series of the Trust may result in less flexibility in their disposal and a loss to the Trust upon their disposition. Except as described in footnotes to "Summary of Essential Information" in Part I of this Prospectus, interest accrues to the benefit of certificate holders commencing with the expected date of settlement for purchase of the Units. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Security.

The following paragraphs discuss the characteristics of the Bonds in the State Trusts and of certain types of issuers of the Bonds in the State Trusts. These paragraphs discuss, among other things, certain circumstances which may adversely affect the ability of such issuers to make payment of principal and interest on Bonds held in any of the State Trusts or which may adversely affect the ratings of such Bonds. Because of the insurance obtained by the Sponsor or by the issuers, however, such changes should not adversely affect the Guaranteed Trusts' receipt of principal and interest, the Standard & Poor's AAA rating in the case of Series 21 and subsequent Series or Moody's Investors Service, Inc.'s Aaa rating of the Bonds in the Guaranteed Trusts or the Standard & Poor's rating of the Units of the Guaranteed Trusts. An investment in Units of the Multistate Trust should be made with an understanding of the risks that such an investment may entail, certain of which are described below. Certificateholders may obtain additional information concerning a particular Bond by requesting an official statement from the issuer of such Bond.


General Obligation Bonds

General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of state constitutions or laws, and an entity's credit will depend on many factors, including potential erosion of the tax base due to population declines, natural disasters, declines in the state's industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state's or entity's control.


Appropriations Bonds

Many state and local governmental entities enter into lease purchase obligations as a means for financing the acquisition of capital projects (e.g., buildings or equipment, among other things). Such obligations are often made subject to annual appropriations. Certain Bonds in the State Trusts may be Bonds that are, in whole or in part, subject to and dependent upon (i) the governmental entity making appropriations from time to time or (ii) the continued existence of special temporary taxes which require legislative action for their reimposition. The availability of any appropriation generally is subject to the willingness of the governmental entity to continue to make such special appropriations or to reimpose such special taxes. The obligation to make lease payments generally exists only to the extent of the monies available to the governmental entity therefor, and no liability is incurred by the governmental entity beyond the monies so appropriated. Subject to the foregoing, once an annual appropriation is made, the governmental entity's obligation to make lease rental payments generally is absolute and unconditional without setoff or counterclaim, regardless of contingencies, whether a given project is completed or used by the governmental entity and notwithstanding any circumstances or occurrences which might arise. In the event of nonappropriation, bondowners' sole remedy (absent credit enhancement) generally is limited to repossession of the collateral for resale or releasing, and the obligation of the governmental lessee is not backed by a pledge of the general credit of the governmental lessee. In the event of nonappropriation, the Sponsor may instruct the Trustee to sell such Bonds.

Moral Obligation Bonds. Certain of the Securities in a State Trust may be secured by pledged revenues and additionally by the so-called "moral obligation" of the related state or local governmental body. Should the pledged revenues prove insufficient, the payment of such Bonds is not a legal obligation of the related state or local government, and is subject to its willingness to appropriate funds therefor.


Revenue Bonds

Single Family Housing Bonds and Multifamily Housing Bonds. Single family housing bonds and multifamily housing bonds are obligations of state and local housing authorities that have been issued in connection with a variety of single and multifamily housing projects. Economic developments, including fluctuations in interest rates, increasing construction and operating costs, increasing real estate taxes and declining occupancy rates, and investment risks may have an adverse effect upon the revenues of such projects and such housing authorities. Multifamily housing bonds may be subject to mandatory redemption prior to maturity, including redemption from noncompletion of the project or upon receipt of Federal Housing Authority or certain other insurance proceeds. Certain housing bonds used in a State Trust may also be secured by Government National Mortgage Association certificates or be guaranteed by the U.S. Government. Bonds issued by state or local units or authorities and payable from revenues from single family residential mortgages may be subject to mandatory redemption prior to maturity, including redemption from mortgage loan prepayments and undisbursed bond proceeds reserved for the purpose of purchasing mortgage loans. Housing bonds may also be subject to changes in creditworthiness due to potential weaknesses of mortgage insurance companies providing various policies; fluctuations in the valuation of invested funds and in the strengths of banks and other entities which may provide investment agreements; and smaller than expected mortgage portfolios due to partial non-origination.

Single family housing bonds and multifamily housing bonds must meet certain requirements in order to maintain their exemption from Federal income taxation after the date of their issuance.
The Internal Revenue Code of 1954, as amended (the "1954 Code"), provided, in general, that interest on "mortgage subsidy bonds" (generally those obligations all or a significant portion of the proceeds of which are to be used directly or indirectly for mortgages on owner-occupied residences) issued after April 24, 1979* is not exempt from Federal income taxation unless the bonds are "qualified mortgage bonds" issued on or before December 31, 1987, as part of a "qualified mortgage issue" wherein certain requirements are and will continue to be met with respect to the terms, amount and purpose of the bonds, the use of the funds generated by the issue, the nature of the residences and the mortgages, and the eligibility of the borrower executing the mortgage. The Internal Revenue Code of 1986 (the "Code"), as amended by the Tax Reform
Act of 1986 and the Tax Extension Act of 1991, now provides that a "qualified mortgage bond" must be part of a "qualified mortgage issue" issued on or before June 30, 1992. A "qualified mortgage issue" is an issue all of the proceeds of which (exclusive of issuance costs and a reasonably required reserve) are to be used to finance owner-occupied residences, no bond of which meets the private business use and private security or payment tests of the Code, and which meets certain requirements regarding the timely use of mortgage payments to redeem the bonds, the nature of the residences financed, the nature of the mortgages, the eligibility of the borrowers executing the mortgages and certain arbitrage and targeting requirements. The Code provides that, if an issue fails to meet one or more of the qualified mortgage bond eligibility requirements but the issuer makes certain good faith efforts to comply with such requirements, then the issue will be treated as a qualified mortgage issue. In addition, interest on obligations issued to finance residential rental property will be exempt from Federal income taxes when the proceeds are used to finance multifamily rental property and specified percentages of the units are occupied by low income tenants as defined by the Code. The regulations under the Code provide relief from noncompliance with the qualified residential rental project bond requirements if the issuer corrects any noncompliance occurring after the issuance of the bonds within a reasonable period after such noncompliance is first discovered

______________
*Such provisions and regulations of the 1954 Code did not apply to obligations if official action taken before April 25, 1979 by the governing body of the unit having authority to issue such obligations indicated an intent to issue such obligations. Such provisions and regulations do not apply to obligations issued before January 1, 1981 if such obligations are part of an issue substantially all the proceeds of which are committed by firm commitment letters or, in the case of rental housing, committed by the commencement of the construction or acquisition of the project. The Sponsor is unable to determine the effect of these requirements on any Bonds in any State Trust issued prior to January 1, 1981. Qualified mortgage bonds issued after December 31, 1980, in the opinion of bond counsel, are or will be tax-exempt for Federal income tax purposes at the time of issuance. There can be no assurance, however, that the interest on such Bonds will continue to be exempt from Federal income taxation in the event that the requirements of the Code are not met subsequently.

or would have been discovered by the exercise of reasonable diligence. If the interest on any single family housing bonds or multifamily housing bonds in a State Trust should ultimately be deemed to be taxable, the Sponsor may instruct the Trustee to sell such Bonds and, since they would be sold as taxable securities, it is expected that such Bonds would have to be sold at a substantial discount from current market prices.

Public Power Revenue Bonds. General problems of the electric utility industry include difficulty in financing large construction programs during an inflationary period; restrictions on operations and increased costs and delays attributable to environmental considerations; the difficulty of the capital markets in absorbing utility debt and equity securities; the availability of fuel for electric generation at reasonable prices, including among other considerations the potential rise in fuel costs and the costs associated with conversion to alternate fuel sources such as coal; technical cost factors and other problems associated with construction, licensing, regulation and operation of nuclear facilities for electric generation, including among other considerations the problems associated with the use of radioactive materials and the disposal of radioactive waste;
and the effects of energy conservation. Certain of the issuers of the Bonds may own or operate nuclear generating facilities.
Federal, state and municipal governmental authorities may, from time to time, review and revise existing requirements, and impose additional requirements governing the licensing, construction and operation of nuclear power plants. The Sponsor is unable to predict whether any such actions will have an adverse impact on the revenues available to pay the debt service on the bonds in the portfolio issued to finance such nuclear projects. Each of the problems referred to above could adversely affect the ability of the issuers of public power revenue bonds to make payments of principal and/or interest on such bonds. Certain municipal utilities or agencies may have entered into contractual arrangements with investor-owned utilities and large industrial users and consequently may be dependent in varying degrees on the performance of such contracts for repayment of bond debt service.

Health Care Revenue Bonds. Some of the bonds may be obligations of issuers whose revenues are derived from services provided by hospitals or other health care facilities, including nursing homes. Ratings of bonds issued for health care facilities are sometimes based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services, the ability of the facility to provide the services required, an increasing shortage of qualified nurses or a dramatic rise in nursing salaries, physicians' confidence in the facility, management capabilities, economic developments in the service area, competition from other similar providers, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, government regulation, the cost and possible unavailability of malpractice insurance, and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs. Medicare reimbursements are currently calculated on a prospective basis and are not based on a provider's actual costs. Such method of reimbursement may adversely affect reimbursements to hospitals and other facilities for services provided under the Medicare program and thereby may have an adverse effect on the ability of such institutions to satisfy debt service requirements. In the event of a default upon a bond secured by hospital or other health care facilities, the limited alternative uses for such facilities may result in the recovery upon such collateral not providing sufficient funds to fully repay the bonds.

A number of legislative proposals concerning health care have been introduced in Congress or have been reported to be under consideration by the Clinton Administration. These proposals span a wide range of topics, including cost controls, national health insurance, incentives for competition in the provision of health care services, tax incentives and penalties related to health care insurance premiums, and promotion of prepaid health care plans. The Sponsor is unable to predict the effect of any of these proposals, if enacted, on any of the Securities.

Higher Education Revenue Bonds. Higher education revenue bonds include debt of state and private colleges, universities and systems, and parental and student loan obligations. The ability of universities and colleges to meet their obligations is dependent upon various factors, including the revenues, costs and enrollment levels of the institutions. In addition, their ability may be affected by declines in Federal, state and alumni financial support, fluctuations in interest rates and construction costs, increased maintenance and energy costs, failure or inability to raise tuition or room charges and adverse results of endowment fund investments.

Pollution Control Facility Revenue Bonds. Bonds in the pollution control facilities category include securities issued on behalf of a private corporation,** including utilities, to provide facilities for the treatment of air, water and solid waste pollution. Repayment of these bonds is dependent upon income from the specific pollution control facility and/or the financial condition of the corporation. (See also "Industrial Development Bonds.")

______________
**For purposes of the description of users of facilities, all references to "corporations" shall be deemed to include any other nongovernmental person or entity.

Other Utility Revenue Bonds. Bonds in this category include securities issued to finance natural gas supply, distribution and transmission facilities, public water supply, treatment and distribution facilities, as well as sewage collection, treatment and disposal facilities. Repayment of these bonds is dependent primarily on revenues derived from the billing of residential, commercial and industrial customers for utility services, as well as, in some instances, connection fees and hook-up charges. Such utility revenue bonds may be adversely affected by the lack of availability of Federal and state grants and by decisions of Federal and state regulatory bodies and courts.

Solid Waste and Resource Recovery Revenue Bonds. Bonds in this category include securities issued to finance facilities for removal and disposal of solid municipal waste. Repayment of these bonds is dependent on factors which may include revenues from appropriations from a governmental entity, the financial condition of the private corporation and revenues derived from the collection of charges for disposal of solid waste. Repayment of resource recovery bonds may also be dependent to various degrees on revenues from the sale of electric energy or steam. Bonds in this category may be subject to mandatory redemption in the event of project noncompletion, if the project is rendered uneconomical or if it is considered an environmental hazard.

Transportation Revenue Bonds. Bonds in this category include bonds issued for airport facilities, bridges, turnpikes, port authorities, railroad systems or mass transit systems. Generally, airport facility revenue bonds are payable from and secured by the revenues derived from the ownership and operation of a particular airport. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. In particular, facilities with use agreements involving airlines experiencing financial difficulty may experience a reduction in revenue due to the possible inability of these airlines to meet their use agreement obligations because of such financial difficulties and possible bankruptcy. The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility. Payment on other transportation bonds is often dependent primarily or solely on revenues from financed facilities, including user fees, charges, tolls and rents. Such revenues may be adversely affected by increased construction and maintenance costs or taxes, decreased use, competition from alternative facilities, scarcity of fuel, reduction or loss of rents or the impact of environmental considerations. Other transportation bonds may be dependent primarily or solely on Federal, state or local assistance including motor fuel and motor vehicle taxes, fees and licenses and, therefore, may be subject to fluctuations in such assistance.

Industrial Development Bonds ("IDBs"). IDBs are tax-exempt securities issued by states, municipalities or public authorities and are issued to provide funds, usually through a loan or lease arrangement, to a private corporation, partnership or individual ("beneficiary") for the purpose of financing construction or improvement of a facility to be used by the beneficiary. The issuer of an IDB is not obligated to pay the principal of or premium, if any, or interest on such bonds or other costs incident thereto, except from the revenues assigned and pledged by the beneficiary therefor. Such bonds are secured primarily by revenues derived from loan repayments or installment sale or lease payments due from a beneficiary which may or may not be guaranteed by a parent company or otherwise secured. In view of this, an investor should be aware that repayment of such bonds depends on the revenues of a private beneficiary and be aware of the risks that such an investment may entail.
Continued ability of a beneficiary to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the beneficiary, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the beneficiary's dependence for revenues on the operation of the particular facility being financed. In addition, interest on the IDBs is excludible from gross income for Federal income tax purposes provided the issuer and beneficiary continue to meet certain Code requirements.
If the interest on these debt obligations should ultimately be deemed to be taxable, the Sponsor may instruct the Trustee to sell them, and, since they would be sold as taxable securities, it is expected that they would have to be sold at a substantial discount from current market prices. Debt of private beneficiaries may be subject to deterioration in creditworthiness or redemption in events of mergers, acquisitions or reorganizations or as a result of adverse court decisions. Such bonds may also be subject to mandatory redemption upon the determination that the project has become uneconomical or in the event that the bonds are rendered taxable.

Special Tax Revenue Bonds. Bonds in this category are bonds secured primarily or solely by receipts of certain state or local taxes, including sales and use taxes or excise taxes. Consequently, such bonds may be subject to fluctuations in the collection of such taxes. Such bonds do not include tax increment bonds or special assessment bonds.

Other Revenue Bonds. Certain of the Bonds in the State Trusts may be revenue bonds which are payable from and secured primarily or solely by revenues from the ownership and operation of particular facilities, such as correctional facilities, parking facilities, convention centers, arenas, museums and other facilities owned or used by a charitable entity. Payment on bonds related to such facilities is, therefore, primarily or solely dependent on revenues from such projects, including user fees, charges and rents. Such revenues may be affected adversely by increased construction and maintenance costs or taxes, decreased use, competition from alternative facilities, reduction or loss of rents or the impact of environmental considerations.

Certain of the Bonds in the State Trusts are secured by direct obligations of the U.S. Government, or in some cases, obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. In a few isolated instances to date, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.


Puerto Rico Bonds

Certain State Trusts may contain Bonds of issuers located in the Commonwealth of Puerto Rico or issuers which will be affected by general economic conditions of Puerto Rico. Puerto Rico's unemployment rate remains significantly higher than the U.S. unemployment rate. Furthermore, the economy is largely dependent for its development upon U.S. policies and programs that are being reviewed and may be eliminated.

The Puerto Rican economy consists principally of manufacturing
(pharmaceuticals, scientific instruments, computers, microprocessors, medical products, textiles and petrochemicals), agriculture (largely sugar) and tourism.

Most of the island's manufacturing output is shipped to the mainland United States, which is also the chief source of semi-finished manufactured articles on which further manufacturing operations are performed in Puerto Rico. Since World War II the economic importance of agriculture for Puerto Rico, particularly in the dominance of sugar production, has declined. Nevertheless, the Commonwealth-controlled sugar monopoly remains an important economic factor and is largely dependent upon Federal maintenance of sugar prices, the discontinuation of which could severely affect Puerto Rico sugar production. The level of tourism is affected by various factors including the strength of the U.S. dollar. During periods when the dollar is strong, tourism in foreign countries becomes relatively more attractive.

The Puerto Rican economy is affected by a number of Commonwealth and Federal investment incentive programs. For example, Section
936 of the Internal Revenue Code provides for a credit against Federal income taxes for U.S. companies operating on the island if certain requirements are met. The Omnibus Budget Reconciliation
Act of 1993 imposes limits on such credit, effective for tax years beginning after 1993. In addition, from time to time proposals are introduced in Congress which, if enacted into law, would eliminate some or all of the benefits of Section 936. Although no assessment can be made at this time of the precise effect of such limitation, it is expected that the limitation of Section 936 credits would have a negative impact on Puerto Rico's economy.

Aid for Puerto Rico's economy has traditionally depended heavily on Federal programs, and current Federal budgetary policies suggest that an expansion of aid to Puerto Rico is unlikely. An adverse effect on the Puerto Rican economy could result from other U.S. policies, including a reduction of tax benefits for distilled products, further reduction in transfer payment programs such as food stamps, curtailment of military spending and policies which could lead to a stronger dollar.

In a plebiscite held in November 1993, the Puerto Rican electorate chose to continue Puerto Rico's Commonwealth status. Previously proposed legislation, which was not enacted, would have preserved the Federal tax exempt status of the outstanding debts of Puerto
Rico and its public corporations regardless of the outcome of the referendum, to the extent that similar obligations issued by the states are so treated and subject to the provisions of the Internal Revenue Code currently in effect. There can be no assurance that any pending or future legislation finally enacted will include the same or a similar protection against loss of tax exemption. The November 1993 plebiscite can be expected to have both direct and indirect consequences on such matters as the basic characteristics of future Puerto Rico debt obligations, the markets for these obligations, and the types, levels and quality of revenue sources pledged for the payment of existing and future debt obligations. Such possible consequences include, without limitation, legislative proposals seeking restoration of the status of Section 936 benefits otherwise subject to the limitations discussed above. However, no assessment can be made at this time of the economic and other effects of a change in federal laws affecting Puerto Rico as a result of the November 1993 plebiscite.

The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of the Bonds are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of Puerto Rico and various agencies and political subdivisions located in Puerto
Rico. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the State Trusts to pay interest on or principal of the Bonds.


Original Issue Discount Bonds and Zero Coupon Bonds

Certain of the Securities in a State Trust may have been acquired at a market discount from par value at maturity. The coupon interest rates on the discount bonds at the time they were purchased and deposited in the State Trust were lower than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued comparable bonds increase, the market discount of previously issued bonds will become greater, and if such interest rates for newly issued comparable bonds decline, the market discount of previously issued bonds will be reduced, other things being equal. Investors should also note that the value of bonds purchased at a market discount will increase in value faster than bonds purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of bonds purchased at a market discount will decrease faster than bonds purchased at a market premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium bonds and the prepayment benefit for lower yielding, discount bonds will be reduced. A discount bond held to maturity will have a larger portion of its total return in the form of taxable income and capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. See "Portfolios-State Risk Factors and Tax Status" in Part I of the Prospectus for each Trust. Market discount attributable to interest changes does not indicate a lack of market confidence in the issue. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the Bonds.

Certain of the Securities in a State Trust may be original issue discount bonds. Under current law, the original issue discount, which is the difference between the stated redemption price at maturity and the issue price of the Bonds, is deemed to accrue on a daily basis and the accrued portion is treated as tax-exempt interest income for Federal income tax purposes. On sale or redemption, any gain realized that is in excess of the earned portion of original issue discount will be taxable as capital gain unless the gain is attributable to market discount in which case the accretion of market discount is taxable as ordinary income. See "Portfolios-State Risk Factors and Tax Status" in Part I of the Prospectus for each Trust. The current value of an original issue discount bond reflects the present value of its stated redemption price at maturity.
The market value tends to increase in greater increments as the Securities approach maturity.

Certain of the original issue discount bonds may be Zero Coupon
Bonds (including bonds known as multiplier bonds, money multiplier bonds, capital appreciation bonds, capital accumulator bonds, compound interest bonds and money discount maturity payment bonds). Zero Coupon Bonds do not provide for the payment of any current interest and generally provide for payment at maturity at face value unless sooner sold or redeemed. Zero Coupon Bonds may be subject to more price volatility than conventional bonds. While some types of Zero Coupon Bonds, such as multipliers and capital appreciation bonds, define par as the initial offering price rather than the maturity value, they share the basic Zero Coupon Bond features of (1) not paying interest on a semi-annual basis and
(2) providing for the reinvestment of the bond's semi-annual earnings at the bond's stated yield to maturity. While Zero Coupon Bonds are frequently marketed on the basis that their fixed rate of return minimizes reinvestment risk, this benefit can be negated in large part by weak call protection, i.e., a bond's provision for redemption at only a modest premium over the accreted value of the bond.

There can be no assurance that additional Federal legislation will not be enacted or that existing legislation will not be amended hereafter with the effect that interest on the Bonds becomes subject to Federal income taxation. If the interest on the Bonds should ultimately be deemed to be taxable, the Sponsor may instruct the Trustee to sell them, and, since they would be sold as taxable securities, it is expected that they would have to be sold at a substantial discount from current market prices.

Most of the Bonds in the Trust are subject to redemption prior to their stated maturity date pursuant to sinking fund or call provisions. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. Sinking fund provisions are designed to redeem a significant portion of an issue gradually over the life of the issue. Obligations to be redeemed are generally chosen by lot. The portfolio in Part I of this Prospectus contain a listing of the sinking fund and call provisions, if any, with respect to each of the Bonds therein.

To the Sponsor's knowledge, there is no litigation pending as of the Date of Deposit in respect to any Securities which might reasonably be expected to have a material adverse effect on any of the respective State Trusts. At any time after the date of this Prospectus, litigation may be instituted on a variety of grounds with respect to Securities in any State Trust. Such litigation, as, for example, suits challenging the issuance of pollution control revenue bonds under recently-enacted environmental protection statutes, may affect the validity of such Securities or the tax-free nature of the interest thereon. The Sponsor is unable to predict whether any such litigation may be instituted, or if instituted, whether it might have a material adverse effect on the Multistate Trust. In addition, other litigation may arise from time to time which might impair the ability of issuers to make payments due on the Securities.

The Federal Bankruptcy Act contains provisions relating to the adjustment of indebtedness owed by any political subdivision or public agency or instrumentality of any state, including municipalities. Among other things, these provisions facilitate the use of the bankruptcy laws by such entities to restructure or otherwise alter the terms of their obligations, including long-term debt obligations of the type comprising each of the State Trust's portfolio. The
Sponsor is unable to predict at this time what effect, if any, this legislation will have on the Multistate Trust.

The percentage of Bonds in a State Trust which are subject to redemption prior to their maturity dates pursuant to sinking fund or call provisions is stated in Part I of the Prospectus. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable bond is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a bond issue is redeemed at or before maturity from the proceeds of a new bond issue. In general, a call or redemption provision is more likely to be exercised when the offering price evaluation of a Bond is higher than its call or redemption price. The "Schedule of Investments" relating to each State Trust in Part I of the Prospectus contains a listing of the maturity date and sinking fund and call provisions for each Bond.

In the case of a Guaranteed Trust, the insurance guarantees payment of principal of and interest on the Bonds held in such Guaranteed
Trust as such payments shall become due but not be paid, except that in the event of any acceleration of the due date of principal by reason of mandatory or optional redemption (other than a mandatory sinking fund redemption), default or otherwise, the payments guaranteed will be made in such amounts and at such times as would have been due had there not been an acceleration. With respect to small issue industrial development bonds and pollution control revenue bonds held in such Guaranteed Trust, the Insurer guarantees the full and complete payments required to be made by or on behalf of an issuer of such bonds if there occurs pursuant to the terms of the Bonds an event which results in the loss of the tax-exempt status of interest on such bonds, including principal, interest or premium payments payable thereon, if any, as and when thereby required.

Certain of the Bonds may from time to time be sold under certain extraordinary circumstances (see "Investment Supervision") or may be redeemed or mature in accordance with their terms, and the proceeds from such sales, redemptions and maturities will be distributed to Certificateholders and will not be reinvested. Therefore, no assurance can be given that any of the State Trusts will retain its present size and composition for any length of time and such sales, redemptions or maturities may result in a corresponding reduction of interest income distributions. Each of the State Trusts may be terminated if the value of such State Trust becomes less than the amount shown under "Summary of Essential Information." (See also "The Trust-Interest and Estimated Current Return" and "The Trust-Tax Status of the Trust" for additional information on the effects of redemptions.)

Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Bond or in any Bond underlying any Trust Units.

The Sponsor believes the information summarized above describes some of the more significant events relating to the Multistate Trust. The sources of such information, particularly as they relate to the respective State Trusts, are the official statements of issuers located in the states for which such Trusts are named as well as other publicly available documents. The Sponsor has not independently verified any of the information contained in such official statements and other publicly available documents and is not aware of any facts which would render such information inaccurate.


Guaranteed Trust Insurance

For Series 10 through 36 of any Guaranteed State Trust

Insurance guaranteeing the timely payment, when due, of all principal and interest on the bonds in any Guaranteed Trust(s) has been obtained from MBIA by such Guaranteed Trust. Such insurance has not been obtained by any State Trust in this Series other than such Guaranteed Trust(s). MBIA has issued a policy or insurance covering each of the Bonds in a Guaranteed Trust, including bonds which may previously have been insured. The MBIA policy shall continue in force only with respect to Bonds held in and owned by a Guaranteed Trust, and MBIA shall not have any liability under the policy with respect to any Bonds which do not constitute part of such Guaranteed Trust. In determining to insure the Bonds held in a Guaranteed Trust, MBIA has applied its own standards which correspond generally to the standards it has established for determining the insurability of new issues of municipal bonds.

By the terms of its policy, MBIA will unconditionally guarantee to a Guaranteed Trust the payment, when due, required of the issuer of the Bonds held in such Guaranteed Trust of any amount equal to the principal of (either at the stated maturity or by any advancement of maturity pursuant to a mandatory sinking fund payment) and interest on such Bonds as such payments shall become due but not paid, except that in the event of any acceleration of the due date of principal by reason of mandatory or optional redemption
(other than a mandatory sinking fund redemption), default or otherwise, the payments guaranteed will be made in such amounts and at such times as would have been due had there not been an acceleration by reason of mandatory or optional redemption (other than mandatory sinking fund redemption). MBIA will be responsible for such payments less any amounts received by a Guaranteed Trust from any trustee for the Bond issuers or from any other source. The MBIA policy does not guarantee payment on an accelerated basis, the payment of any redemption premium or the value of the Units of a Guaranteed Trust. The MBIA policy also does not insure against nonpayment of principal of or interest on the Bonds resulting from the insolvency, negligence or any other act or omission of the Trustee or other paying agent for the Bonds. However, with respect to small issue industrial development bonds and pollution control revenue bonds covered by the policy which are held in a Guaranteed Trust, MBIA guarantees the full and complete payments required to be made by or on behalf of an issuer of such Bonds if there occurs pursuant to the terms of the Bonds an event which results in the loss of the tax-exempt status of interest on such Bonds, including principal, interest or premium payments payable thereon, if any, as and when thereby required to be made by or on behalf of the issuer pursuant to the terms of such Bonds. The MBIA policy does not insure the payment of principal or interest on Bonds which is not required to be paid by the issuer thereof because the Bonds were not validly issued. At the respective times of issuance of the Bonds, opinions relating to the validity thereof was rendered by bond counsel to the respective authorities.

The MBIA policy is non-cancellable and will continue in force so long as a Guaranteed Trust is in existence and the Bonds described in the policy continue to be held in and owned by such Guaranteed Trust. (See "The Trust-Portfolio"). Failure to pay premiums on the MBIA policy will not result in the cancellation of insurance but will force MBIA to take action against the Trustee to recover premium payments due it. The Trustee in turn will be entitled to recover such payments from a Guaranteed Trust.

The MBIA policy shall terminate as to any Bond which has been redeemed from or sold by the Trustee or Guaranteed Trust on the date of such redemption or on the settlement date of such sale, and MBIA shall not have any liability under the policy as to any such Bond thereafter. If the date of such redemption or the settlement date of such sale occurs between a record date and a date of payment of any such Bonds, the MBIA policy will terminate as to such Bond on the business day next succeeding such date of payment. The termination of the MBIA policy as to any Bond shall not affect
MBIA's obligations regarding any other Bond in a Guaranteed Trust.
The MBIA policy will terminate as to all Bonds on the date on which the last of the Bonds mature, are redeemed or are sold by a Guaranteed Trust.

In the case of Series 23 through Series 36, pursuant to an irrevocable commitment of MBIA, the Trustee upon sale of a Bond in a Guaranteed
Trust has the right to obtain permanent insurance with respect to such Bond (i.e., insurance to maturity of the Bonds) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Bond. Accordingly, any Bond in a Guaranteed Trust is eligible to be sold on an insured basis. It is expected that the Trustee will exercise the right to obtain Permanent Insurance for a Bond in a Guaranteed Trust upon instruction from the Sponsor only if upon such exercise such Guaranteed Trust would receive net proceeds (sale of Bond proceeds less the insurance premium attributable to the Permanent Insurance and the related custodial fee) from such sale in excess of the sale proceeds if such Bond was sold on an uninsured basis. The
Permanent Insurance premium with respect to each Bond is determined based upon the insurability of each Bond as of the Date of Deposit and will not be increased or decreased for any change in creditworthiness of such Bond unless such Bond is in default as to payment of principal and/or interest. In such event, the Permanent Insurance premium shall be subject to an increase predetermined at the Date of Deposit and payable from the proceeds of the sale of such Bond.

Except as indicated below, insurance obtained by a Guaranteed
Trust has no effect on the price or redemption value of Units thereof. It is the present intention of the Evaluator to attribute a value to the insurance obtained by a Guaranteed Trust (including, as to Series 23 through 36, the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units thereof only if the Bonds covered by such insurance are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of such default ("Defaulted Bonds").
The value of the insurance obtained by a Guaranteed Trust will be equal to the difference between (i) the market value of a Defaulted Bond insured by a Guaranteed Trust (as to Series 23 through Series
36, the market value of a Defaulted Bond assuming the exercise of the right to obtain Permanent Insurance less the insurance premium attributable to the purchase of Permanent Insurance and the related custodial fee) and (ii) the market value of similar securities not in default or significant risk thereof (as to Series
23 through Series 36 the market value of such Defaulted Bonds not covered by Permanent Insurance). See "Public Offering of Units-Public Offering Price" for a more complete description of the Evaluator's method of valuing Defaulted Bonds. Insurance obtained by the issuer of a Bond or by other parties is effective so long as such Pre-insured Bond is outstanding and the insurer of such Pre-insured Bond continues to fulfill its obligations. Regardless of whether the Insurer of a Pre-insured Bond continues to fulfill its obligations, however, such Bond will continue to be insured under the policy obtained by a Guaranteed Trust from MBIA as long as the bond is held in such Guaranteed Trust. Insurance obtained by the issuer of a Bond or by other parties may be considered to represent an element of market value in regard to the Bonds thus insured but the exact effect, if any, of this insurance on such market value cannot be predicted.

Upon notification from a Guaranteed Trust or the paying agent for a Bond held in such Guaranteed Trust that the payment of principal or interest which is then due the paying agent for such Bonds has not been made to such paying agent, MBIA will be obliged to deposit funds promptly with Citibank, N.A., New York, New York as fiscal agent for MBIA, sufficient to cover the deficit. If notice of nonpayment is received on or after the due date, MBIA will provide for payment within one business day following receipt of the notice. Upon payment by MBIA of any principal or interest payments with respect to any Bonds, MBIA shall succeed to the rights of the owner of such Bonds with respect to such payment.

Each insurance company comprising MBIA will be severally and not jointly obligated under the MBIA policy in the following respective percentages: the AEtna Casualty and Surety Company, 33%; Fireman's Fund Insurance Company, 30%; The Travelers Indemnity Company,
15%; CIGNA Property and Casualty Company (formerly AEtna Insurance Company), 12%; and The Continental Insurance Company, 10%. As a several obligor, each such insurance company will be obligated only to the extent of its percentage of any claim under the MBIA policy and will not be obligated to pay any unpaid obligations of any other member of MBIA. Each insurance company's participation is backed by all its assets. However, each insurance company is a multiline insurer involved in several lines of insurance other than municipal bond insurance, and the assets of each insurance company also secure all of its other insurance policy and surety bond obligations.

The following table sets forth unaudited financial information with respect to the five insurance companies comprising MBIA.
The statistics, which have been furnished by MBIA, are as reported by the insurance companies to the New York State Insurance Department and are determined in accordance with statutory accounting principles. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the date thereof. In addition, these numbers are subject to revision by the New York State Insurance Department which, if revised, could either increase or decrease the amounts. The Sponsor is not aware that the information herein is inaccurate or incomplete as of the date hereof.


                           MUNICIPAL BOND INSURANCE ASSOCIATION, INC.
                    STATUTORY ASSETS, LIABILITIES AND POLICYHOLDERS' SURPLUS
                            OF MEMBER COMPANIES - SEPTEMBER 30, 1994
                                        (000's omitted)


                                        New York        New York        New York
                                        Statutory       Statutory       Policyholders'
                                        Assets          Liabilities     Surplus
                                        __________      ____________    ______________

The AEtna Casualty & Surety Company     $10,030,200     $ 8,275,300     $ 1,754,900
Fireman's Fund Insurance Company          6,815,775       4,904,534       1,911,241

The Travelers Indemnity Company          10,295,359       8,515,392       1,779,967
CIGNA Property and Casualty Company
  (formerly AEtna Insurance Company)      5,112,251       4,842,235         270,016
The Continental Insurance Company         2,794,536       2,449,805         344,731
                                        ___________     ___________     ___________
Total                                   $35,048,121     $28,987,266     $ 6,060,855


Some of the members of MBIA are among the shareholders of MBIA
Inc. MBIA Inc. is the parent of the Corporation. The Corporation commenced municipal bond insurance operations on January 5, 1987. The Corporation is a separate and distinct entity from MBIA. THE CORPORATION HAS NO LIABILITY TO THE BONDHOLDERS FOR THE OBLIGATIONS OF MBIA UNDER ANY OF MBIA'S POLICIES.

MBIA's principal offices are located at 113 King Street, Armonk, New York 10504.


For Series 37 and subsequent Series of any Guaranteed State Trust

Insurance guaranteeing the timely payment, when due, of all principal and interest on the bonds in any Guaranteed Trust(s) has been obtained from the Corporation by such Guaranteed Trust. SUCH INSURANCE HAS NOT BEEN OBTAINED BY ANY STATE TRUST IN THIS SERIES OTHER
THAN SUCH GUARANTEED TRUST(S). The Corporation has issued a policy of insurance covering each of the Bonds in a Guaranteed Trust, including Bonds which may previously have been insured. The Corporation policy shall continue in force only with respect to Bonds held in and owned by a Guaranteed Trust, and the Corporation shall not have any liability under the policy with respect to any Bonds which do not constitute part of such Guaranteed Trust. In determining to insure the Bonds held in a Guaranteed Trust, the Corporation has applied its own standards which correspond generally to the standards it has established for determining the insurability of new issues of municipal bonds.

By the terms of its policy, the Corporation will unconditionally guarantee to a Guaranteed Trust the payment, when due, required of the issuer of the Bonds held in such Guaranteed Trust of any amount equal to the principal of (either at the stated maturity or by any advancement of maturity pursuant to a mandatory sinking fund payment) and interest on such Bonds as such payments shall become due but not paid, except that in the event of any acceleration of the due date of principal by reason of mandatory or optional redemption (other than a mandatory sinking fund redemption), default or otherwise, the payments guaranteed will be made in such amounts and at such times as would have been due had there not been an acceleration by reason of mandatory or optional redemption (other than mandatory sinking fund redemption). The Corporation will be responsible for such payments less any amounts received by a Guaranteed Trust from any trustee for the Bond issuers or from any other source. The Corporation policy does not guarantee payment on an accelerated basis, the payment of any redemption premium or the value of the Units of a Guaranteed Trust. The Corporation policy also does not insure against nonpayment of principal of or interest on the Bonds resulting from the insolvency, negligence or any other act or omission of the Trustee or other paying agent for the Bonds. However, with respect to small issue industrial development bonds and pollution control revenue bonds covered by the policy which are held in a Guaranteed Trust, the Corporation guarantees the full and complete payments required to be made by or on behalf of an issuer of such Bonds if there occurs pursuant to the terms of the Bonds an event which results in the loss of the tax-exempt status of interest on such Bonds, including principal, interest or premium payments payable thereon, if any, as and when thereby required to be made by or on behalf of the issuer pursuant to the terms of such Bonds. The Corporation policy does not insure the payment of principal or interest on Bonds which is not required to be paid by the issuer thereof because the Bonds were not validly issued. At the respective times of issuance of the Bonds, opinions relating to the validity thereof were rendered by bond counsel to the respective authorities.

The Corporation policy is non-cancellable and will continue in force so long as a Guaranteed Trust is in existence and the Bonds described in the policy continue to be held in and owned by such Guaranteed Trust. (See "The Trust-Portfolio"). Failure to pay premiums on the Corporation policy will not result in the cancellation of insurance but will force the Corporation to take action against the Trustee to recover premium payments due it. The Trustee in turn will be entitled to recover such payments from a Guaranteed Trust.

The Corporation policy shall terminate as to any Bond which has been redeemed from or sold by the Trustee or Guaranteed Trust on the date of such redemption or on the settlement date of such sale, and the Corporation shall not have any liability under the policy as to any such Bond thereafter. If the date of such redemption or the settlement date of such sale occurs between a record date and a date of payment of any such Bonds, the Corporation policy will terminate as to such Bond on the business day next succeeding such date of payment. The termination of the Corporation policy as to any Bond shall not affect the Corporation's obligations regarding any other Bond in a Guaranteed Trust. The Corporation policy will terminate as to all Bonds on the date on which the last of the Bonds mature, are redeemed or are sold by a Guaranteed Trust.

Pursuant to an irrevocable commitment of the Corporation, the Trustee upon sale of a Bond in a Guaranteed Trust has the right to obtain permanent insurance with respect to such Bond (i.e., insurance to maturity of the Bonds) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Bond. Accordingly, any Bond in a Guaranteed Trust is eligible to be sold on an insured basis.
It is expected that the Trustee will exercise the right to obtain Permanent Insurance for a Bond in a Guaranteed Trust upon instruction from the Sponsor only if upon such exercise such Guaranteed Trust would receive net proceeds (sale of Bond proceeds less the insurance premium attributable to the Permanent Insurance and the related custodial fee) from such sale in excess of the sale proceeds if such Bond was sold on an uninsured basis. The Permanent Insurance premium with respect to each Bond is determined based upon the insurability of each Bond as of the Date of Deposit and will not be increased or decreased for any change in the creditworthiness of such Bond unless such Bond is in default as to payment of principal and/or interest. In such event, the Permanent Insurance premium shall be subject to an increase predetermined at the Date of Deposit and payable from the proceeds of the sale of such Bond.

Except as indicated below, insurance obtained by a Guaranteed
Trust has no effect on the price or redemption value of Units thereof. It is the present intention of the Evaluator to attribute a value to the insurance obtained by a Guaranteed Trust (including the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units thereof only if the Bonds covered by such insurance are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of such default ("Defaulted Bonds"). The value of the insurance obtained by a Guaranteed Trust will be equal to the difference between (i) assuming no exercise of the right to obtain Permanent Insurance, the market value of a Defaulted Bond insured by a Guaranteed Trust and the market value of similar securities not in default or significant risk thereof or (ii) assuming the exercise of the right to obtain Permanent Insurance, the market value of a Defaulted
Bond less the insurance premium attributable to the purchase of Permanent Insurance and the related custodial fee and the market value of such Defaulted Bond not covered by Permanent Insurance.
See "Public Offering of Units-Public Offering Price" for a more complete description of the Evaluator's method of valuing Defaulted
Bonds. Insurance obtained by the issuer of a Bond or by other parties is effective so long as such Pre-insured Bond is outstanding and the Insurer of such Pre-insured Bond continues to fulfill its obligations. Regardless of whether the Insurer of a Pre-insured
Bond continues to fulfill its obligations, however, such Bond will continue to be insured under the policy obtained by a Guaranteed
Trust from the Corporation as long as the bond is held in such Guaranteed Trust. Insurance obtained by the issuer of a Bond or by other parties may be considered to represent an element of market value in regard to the Bonds thus insured but the exact effect, if any, of this insurance on such market value cannot be predicted.

Upon notification from a Guaranteed Trust or the paying agent for a Bond held in such Guaranteed Trust that the payment of principal or interest which is then due the paying agent for such Bonds has not been made to such paying agent, the Corporation will be obliged to deposit funds promptly with Citibank, N.A., New York, New York as fiscal agent for the Corporation, sufficient to cover the deficit. If notice of nonpayment is received on or after the due date, the Corporation will provide for payment within one business day following receipt of the notice. Upon payment by the Corporation of any principal or interest payments with respect to any Bonds, the Corporation shall succeed to the rights of the owner of such Bonds with respect to such payment.

The Corporation is the principal operating subsidiary of MBIA Inc. The principal shareholders of MBIA Inc. are AEtna Casualty and Surety Company, The Fund American Companies, Inc., Insurance Company of North America, CIGNA Property and Casualty Insurance Company and Credit Local de France, and they own approximately

13.4% of the outstanding common stock of MBIA Inc. Neither MBIA
Inc. nor its shareholders are obligated to pay the debts of or claims against the Corporation. The Corporation, which commenced municipal bond insurance operations on January 5, 1987, is a limited liability corporation rather than a several liability association.
The Corporation is domiciled in the State of New York and licensed to do business in all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern
Mariana Islands, the Virgin Islands of the United States and the
Territory of Guam. The Corporation has one European branch in the Republic of France. As of December 31, 1993, the Corporation had admitted assets of $3.1 billion (audited), total liabilities of $2.1 billion (audited), and total capital and surplus of $978 million (audited), according to financial statement prepared in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of December 31, 1994, the Corporation had admitted assets of $3.4 billion (audited), total liabilities of $2.3 billion (audited), and total capital and surplus of $1.1 billion (audited), according to financial statement prepared in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. Copies of the Corporation's financial statements prepared in accordance with statutory accounting practices are available from the Corporation. The address of the Corporation is 113 King Street, Armonk, New York 10504.

Some of the shareholders of MBIA Inc. are among the members of MBIA; however, the Corporation is a separate and distinct entity from MBIA. MBIA HAS NO LIABILITY FOR THE OBLIGATIONS OF THE CORPORATION UNDER ANY OF THE CORPORATION'S POLICIES.

No representation is made herein as to the accuracy or adequacy of the foregoing information regarding the Corporation and MBIA or as to the absence of material adverse changes in such information subsequent to the date thereof. The Sponsor is not aware that the information herein is inaccurate or incomplete as of the date hereof.

Standard & Poor's has assigned to the Units of a Guaranteed Trust and in the case of Series 21 and subsequent Series to all Bonds a rating of "AAA" and Moody's Investors Service, Inc. has assigned a rating of "Aaa" to all of the Bonds in such Guaranteed Trust, as insured. These ratings apply only to such Bonds while they are held in such Guaranteed Trust. Also, these ratings reflect
Standard & Poor's and Moody's current assessment of the creditworthiness of the Corporation and MBIA and their ability to pay claims on their respective policies of insurance.


Interest, Estimated Current Return and Estimated Long-Term Return

The estimated net annual interest income per Unit of each State Trust is computed by dividing the estimated annual interest income to each State Trust from all of the Securities in such State Trust by the number of Units of the State Trust, less estimated annual fees and expenses per Unit of such State Trust, as set forth under "Expenses of the Trust."

Units of the Trust are offered on a "dollar price" basis. In contrast, tax-exempt bonds customarily are offered on a "yield price" basis. Therefore, the rate of return on each Unit is measured in terms of both Estimated Current Return and Estimated Long-Term Return.
Estimated Current Return based on the Public Offering Price per
Unit and Estimated Long-Term Return per Unit is set forth under "Summary of Essential Information" in Part I of the Prospectus.

Estimated Current Return is computed by dividing the Estimated
Net Annual Interest Income per Unit by the Public Offering Price. Estimated Net Annual Interest Income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator and with principal prepayment, redemption, maturity, exchange or sale of Bonds. The Public Offering Price per Unit will vary with changes in the offering price of the Bonds. Estimated Current Return takes into account only the interest payable on the Bonds and does not involve a computation of yield to maturity or to an earlier redemption date nor does it reflect any amortization of premium or discount from par value in the Bond's purchase price. Moreover, because interest rates on Bonds purchased at a premium are generally higher than current interest rates on newly issued bonds of a similar type with comparable ratings, the Estimated Current Return per Unit may be affected adversely if such Bonds are redeemed prior to their maturity. Therefore, there is no assurance that the Estimated Current Return as set forth under "Summary of Essential Information" will be realized in the future.

Estimated Long-Term Return is calculated using a formula that
(i) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (taking into account the amortization of premiums and the accretion of discounts) and estimated retirements of all the Bonds in the portfolio and
(ii) takes into account the expenses and sales charge associated with each Unit. The Estimated Long-Term Return assumes that each Bond is retired on its pricing life date (i.e., that date which produces the lowest dollar price when yield price calculations are done for each optional call date and the maturity date of a callable security). If the Bond is retired on any optional call or maturity date other than the pricing life date, the yield to the holder of that Bond will be different from the initial quoted yield. Since the market values and estimated retirements of the Bonds, the expenses of the Trust and the Net Annual Interest Income and Public Offering Price per Unit may change, there is no assurance that the Estimated Long-Term Return as set forth under "Summary of Essential Information" will be realized in the future.


Tax Status of the Trust

Interest income on the Bonds contained in the Trust portfolio is, in the opinion of bond counsel to the issuing governmental authorities, which opinion was rendered at the time of original issuance of the Bonds, excludible from Federal gross income under the Internal Revenue Code of 1986, as amended (the "Code"). See "The Trust Portfolio."

Gain (or loss) realized on sale, maturity, or redemption of the Bonds or on sale or redemption of a Unit is, however, includible in gross income for Federal, state and local income tax purposes.
Such gain (or loss) does not include any amount received in respect of accrued interest. Bonds selling at a market discount tend to increase in market value as they approach maturity when the principal amount is payable, thus increasing the potential for taxable gain
(or reducing the potential for loss) on their redemption, maturity or sale. It should be noted that under provisions of the Revenue Reconciliation Act of 1993 (the "1993 Tax Act") that subject accretion of market discount on tax-exempt bonds to taxation as ordinary income, gain realized on the sale or redemption of Bonds by the Trustee or of Units by a Certificateholder that would have been be treated as capital gain under prior law is treated as ordinary income to the extent it is attributable to accretion of market discount. Market discount can arise based on the price the Trust pays for the Bonds or the price a Certificateholder pays for his Units.

Sections 1288 and 1272 of the Code provide a complex set of rules governing the accrual of original issue discount. These rules provide that original issue discount accrues either on the basis of a constant compound interest rate or ratably over the term of the Bond, depending on the date the Bond was issued. In addition, special rules apply if the purchase price of a Bond exceeds the original issue price plus the amount of original issue discount which accrued to prior owners. The application of these rules will also vary depending on the value of the Bond on the date a Certificateholder acquires his Units, and the price the Certificateholder pays for his Units. Because of the complexity of these rules relating to the accrual of original issue discount, Certificateholders should consult their tax advisors as to how these rules apply.
Certificateholders should also consult their own tax advisors with respect to the state and local tax consequences of owning original issue discount Bonds. It is possible that under applicable provisions governing determination of such state and local taxes interest on tax-exempt Bonds such as any Bonds issued with original issue discount may be deemed to be received in the year of accrual even though there are no corresponding cash payments until a later year.

If a Certificateholder's cost for his pro rata interest in a Bond exceeds his pro rata interest in the Bond's face amount, such Certificateholder will be considered to have purchased his pro rata interest in the Bond at a "premium." The Certificateholder will be required to amortize any premium relating to his pro rata interest in a Bond prior to the maturity of the Bond. Amortization of premium on a Bond will reduce a Certificateholder's tax basis for his pro rata interest in the Bond, but will not result in any deduction from the Certificateholder's income. Thus, for example, a Certificateholder who purchases a pro rata interest in a Bond at a premium and resells it at the same price will recognize taxable gain equal to the portion of the premium that was amortized during the period the Certificateholder is considered to have held such interest. A Certificateholder should consult his own tax advisor regarding the proper method of amortizing bond premium.

The 1993 Tax Act subjects tax-exempt bonds to the market discount rules of the Code effective for bonds purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued), subject to a statutory de minimis rule. Under the 1993 Tax Act, accretion of market discount is taxable as ordinary income; under prior law, the accretion had been treated as capital gain. Market discount that accretes while the Trust holds a Bond would be recognized as ordinary income by the Certificateholders when principal payments are received on the Bond, upon sale or at redemption (including early redemption), or upon the sale or redemption of his Units unless a Certificateholder elects to include market discount in taxable income as it accrues. The market discount rules are complex and Certificateholders should consult their tax advisors regarding these rules and their application.

For purposes of computing the alternative minimum tax for individuals and corporations and the Superfund tax for corporations, interest on certain private activity bonds (which includes most industrial and housing bonds) issued on or after August 8, 1986 is included as a preference item. The Trust does not include any such bonds.

Present Federal income tax law also provides for an alternative minimum tax for corporations levied at a rate of 20% of alternative minimum taxable income. The alternative minimum tax and the Superfund Tax depend upon the corporation's alternative minimum taxable income, which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing the alternative minimum taxable income and the Superfund Tax of a corporation (other than an S Corporation, Regulated Investment
Company, Real Estate Investment Trust, or REMIC) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its alternative minimum taxable income (determined before such adjustment item and the alternative tax net operating loss deduction). Although tax-exempt interest received by the Trust on Bonds deposited therein will not be included in the gross income of corporations for Federal income tax purposes, "adjusted current earnings" include all tax-exempt interest, including interest on all of the Bonds in the Trust. Corporate Certificateholders are urged to consult their tax advisors with respect to the particular tax consequences to them resulting from purchasing Units, including the corporate alternative minimum tax, the Superfund Tax and the branch profits tax imposed by Section 884 of the Code. In addition, certain "S Corporations" may have a tax imposed on passive income including tax-exempt interest, such as interest on the Bonds.

Under Section 265 of the Code, interest on indebtedness incurred or continued to purchase or carry Units of the Trust is not deductible for Federal income tax purposes. The Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units. However, these rules do not apply to interest paid on indebtedness incurred for expenditures of a personal nature (such as a mortgage incurred to purchase or improve a personal residence). Also, under
Section 265 of the Code certain financial institutions that acquire Units would generally not be able to deduct any of the interest expense attributable to ownership of such Units. Investors with questions regarding this issue should consult with their tax advisors.

In the case of certain of the Bonds in the State Trusts, the opinions of bond counsel indicate that interest on such securities received by a "substantial user" of the facilities being financed with the proceeds of these securities, or persons related thereto, for periods while such securities are held by such a user or related person, will not be exempt from Federal income taxes, although interest on such securities received by others would be exempt from Federal income taxes. "Substantial user" and "related person" are defined under U.S. Treasury Regulations. Any person who believes he or she may be a substantial user or related person as so defined should contact his or her tax advisor.

All statements in Part I of the Prospectus concerning exclusion from gross income for Federal, state or other taxes are the opinions of counsel and are to be so construed.

At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income are rendered by bond counsel to the respective issuing authorities. Neither the Sponsor nor its special counsel made any special review of the proceedings relating to the issuance of the Bonds held by the State Trusts or of the basis of such opinions. One or more issues of Bonds in the State Trusts may have been issued after the effective date of the Tax Reform
Act of 1986 (the "1986 Tax Act") but before the release of the Conference Committee Report relating to the 1986 Tax Act. As a result, bond counsel's opinion may not have addressed the tax-exempt status of such Bonds under the 1986 Tax Act as signed into law.
Any such Bonds are designated under the applicable State Trust under "Information Regarding the Trust-Portfolios-State Risk Factors and Tax Status" in Part I of this Prospectus. The continued tax-exempt status of such Bonds may depend upon the issuer's ability to comply with the provisions of the 1986 Tax Act. It should be noted that the tax-exempt status of certain Bonds may be based upon compliance with certain requirements after the Bonds were issued.

In general, Section 86 of the Code provides that Social Security benefits are includible in gross income in an amount equal to the lesser of (1) 50% of the Social Security benefits received or (2) 50% of the excess of "modified adjusted gross income" plus 50% of the Social Security benefits received over the appropriate "base amount." The base amount is $25,000 for unmarried taxpayers, $32,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns. Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income and by including tax-exempt interest. To the extent that Social Security benefits are includible in gross income, they will be treated as any other item of gross income.

In addition, under the 1993 Tax Act, for taxable years beginning after December 31, 1993, up to 85% of Social Security benefits are includible in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of Social Security benefits received exceeds an "adjusted base amount." The adjusted base amount is $34,000 for unmarried taxpayers, $44,000 for married taxpayers filing a joint return, and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns.

Although tax-exempt interest is included in modified adjusted gross income solely for the purpose of determining what portion, if any, of Social Security benefits will be included in gross income, no tax-exempt interest, including that received from the Trust, will be subject to tax. A taxpayer whose adjusted gross income already exceeds the base amount or the adjusted base amount must include 50% or 85%, respectively, of his Social Security benefits in gross income whether or not he receives any tax-exempt interest. A taxpayer whose modified adjusted gross income (after inclusion of tax-exempt interest) does not exceed the base amount need not include any Social Security benefits in gross income.

The Tax Act raised tax rates on ordinary income while capital gains remain subject to a 28% maximum stated rate for taxpayers other than corporations. Because some or all capital gains are taxed at a comparatively lower rate under the Tax Act, the Tax
Act includes a provision that recharacterizes capital gains as ordinary income in the case of certain financial transactions that are "conversion transactions" effective for transactions entered into after April 30, 1993. Certificateholders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in Units.

For taxpayers other than corporations, net capital gains are subject to a maximum marginal tax rate of 28 percent. However, it should be noted that legislative proposals are introduced from time to time that affect tax rates and could affect relative differences at which ordinary income and capital gains are taxed.

All taxpayers are presently required to disclose to the Internal
Revenue Service the amount of tax-exempt interest earned during the year.

THE EXEMPTION OF INTEREST ON MUNICIPAL OBLIGATIONS FOR FEDERAL
INCOME TAX PURPOSES DOES NOT NECESSARILY RESULT IN EXEMPTION UNDER
THE INCOME OR OTHER TAX LAWS OF ANY STATE OR POLITICAL SUBDIVISION.
THE LAWS OF THE SEVERAL STATES AND LOCAL TAXING AUTHORITIES VARY
WITH RESPECT TO THE TAXATION OF SUCH OBLIGATIONS AND EACH CERTIFICATEHOLDER IS ADVISED TO CONSULT HIS OWN TAX ADVISOR AS TO THE STATUS OF
HIS CERTIFICATES UNDER STATE AND LOCAL TAX LAWS. (SEE "CERTIFICATEHOLDERS-STATEMENTS TO CERTIFICATEHOLDERS.")

Each Certificateholder is also advised to consult his own tax advisor regarding the recently enacted legislation discussed above concerning market discount, inclusion in taxable income of Social
Security benefits, and changes in tax rates.


PUBLIC OFFERING OF UNITS

Public Offering Price

The Public Offering Price per Unit of a State Trust is computed by adding, to the Sponsor's Bid Price of the Securities in such State Trust divided by the number of Units of such State Trust outstanding, a sales charge calculated as set forth under the caption "Market for Units."

In addition, a proportionate share of interest accrued (see "Accrued Interest" below) on a Unit of such State Trust to the date of delivery of the Units to the purchaser (settlement date) is added to the Public Offering Price. The Public Offering Price of such
Units will vary on a daily basis from the amount stated on the cover page of Part I of the Prospectus in accordance with fluctuations in the prices of the underlying Securities and the price to be paid by each investor will be computed as of the date Units are purchased.


Accrued Interest

Accrued interest is the accumulation of unpaid interest on an obligation from the last day on which interest thereon was paid.
In the case of the Multistate Trust, interest accrued on the Securities held in each of the State Trusts' portfolio should be distinguished from accrued interest on Units of each State Trust. Accrued interest on a Unit of a State Trust includes both accrued interest on the Securities in such State Trust and any cash received by the Trustee with respect to interest on such Securities, less all withdrawals and deductions from the Interest Account made with respect to the Unit. Interest on Securities delivered to the State Trust accrues to the benefit of Certificateholders commencing with the settlement date of their purchase transaction.

Interest on Securities in each State Trust is actually paid semi-annually to each State Trust. However, interest on the Securities in a State Trust is accounted for daily on an accrual basis. Because of this, each State Trust always has an amount of interest earned but not yet collected by the Trustee because of non-collected coupons. For this reason, the Public Offering Price of a Unit of each State Trust will have added to it the proportionate share of interest accrued on the Unit of such State Trust (which includes as a part thereof accrued but unpaid interest on the Securities) to date of settlement.

An amount of accrued interest has been added to the Public Offering
Price of a Unit of a State Trust which represents interest earned but unpaid upon the underlying Securities. Such interest will normally be paid to such State Trust during the succeeding six months and, upon the receipt of such interest payments, the cash will be distributed as part of the monthly or semi-annual payments.
However, because of the differing periodic interest payment dates of the Securities comprising the portfolio of such State Trust, there will always remain an item of accrued interest on the Securities, and therefore there will always be interest accrued on a Unit which is added to the value of Units. The interest accrued on a Unit is accounted for daily and is added to the daily valuation of each Unit. If a Certificateholder sells or redeems all or a portion of his Units or if the State Trust in which he is a Certificateholder is liquidated, he will receive at that time his proportionate share of the interest accrued on the Units of such State Trust computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption.


Method of Evaluation

Aggregate prices of the Securities shall be determined for each of the State Trusts by the Evaluator, (a) on the basis of current prices of the Securities, (b) if prices are not available for any particular Securities, on the basis of current prices for comparable Securities, (c) by determining the value of the Securities by appraisal, or (d) by any combination of the above. Unless Securities are in default in payment of principal or interest or in significant risk of such default, the Evaluator will not attribute any value to the insurance obtained by a Guaranteed Trust.

The Evaluator will consider in its evaluation of Defaulted Bonds held by a Guaranteed Trust and which are covered by insurance obtained by such Guaranteed Trust the value of the insurance guaranteeing interest and principal payments as well as the market value of the Defaulted Bonds and the market value of similar securities of issuers whose securities, if identifiable, carry identical interest rates and maturities and are of a creditworthiness comparable to the issuer prior to the default or risk of default. If such other securities are not identifiable, the Evaluator will compare prices of securities with substantially identical interest rates and maturities and are of a creditworthiness of minimum investment grade. As to Series 23 and subsequent Series, the value of the insurance will be equal to the difference between (i) the market value of Defaulted Bonds assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium attributable to the purchase of Permanent Insurance and the related custodial fee) and (ii) the market value of such Defaulted Bonds not covered by Permanent Insurance. The Evaluator will consider the ability of the Insurer to meet its commitments under a Guaranteed Trust's insurance policy and MBIA's commitment, in the case of Series
23 through 36, and the Corporation's commitment, in the case of Series 37 and subsequent Series, to issue Permanent Insurance.
For example, if a Guaranteed Trust were to hold the defaulted
Securities of a municipality, the Evaluator would first consider in its evaluation the market price of the defaulted Securities.
The Evaluator would ascribe a value to the insurance feature of the defaulted Securities that would be equal to the difference between the market value of the defaulted Securities insured by such Guaranteed Trust and the market value of similar securities of minimum investment grade as described herein which were not in default in payment of principal or interest or in significant risk of such default. The Evaluator intends to use a similar valuation method with respect to Securities insured by a Guaranteed Trust if there is a significant risk of default and a resulting decrease in the market value. For a description of the circumstances under which a full or partial suspension of the right of Certificateholders to redeem their Units may occur, see "Public Offering of Units-Redemption."

It is the present intention of the Trustee (and, in the case of Series 23 and subsequent Series, assuming the Trustee does not exercise the right to obtain Permanent Insurance on any Defaulted
Bond), so long as a Guaranteed Trust contains either some Bonds not in default or any Pre-insured Bonds, not to sell Defaulted
Bonds to effect redemptions or for any other reason but rather to retain them in the portfolio of such Guaranteed Trust BECAUSE VALUE ATTRIBUTABLE TO THE INSURANCE CANNOT BE REALIZED UPON SALE. Insurance obtained by the issuer of a Pre-insured Bond, or by some other party, is effective so long as such Pre-insured Bond is outstanding and the insurer of such Bond continues to fulfill its obligations. Therefore, any such insurance may be considered to represent an element of market value in regard to the Pre-insured Bond, but the exact effect, if any, of this insurance on such market value cannot be predicted. Regardless of whether the Insurer of a Pre-insured Bond continues to fulfill its obligations, however, such Bond will in any case continue to be insured under the policy obtained by a Guaranteed Trust from the Insurer as long as the Bond is held in such Guaranteed Trust.

No value has been ascribed to insurance obtained by a Guaranteed
Trust as of the date of this Prospectus.


Comparison of Public Offering Price, Sponsor's Repurchase Price and Redemption Price

Although the Public Offering Price and the Sponsor's Repurchase
Price of Units of a State Trust will be determined on the basis of the Sponsor's Bid Price (see "Market for Units" below), the
Unit Value at which Units may be redeemed will be determined on the basis of the current bid prices of such Securities. On the Pricing Date, the Public Offering Price and the Sponsor's Repurchase Price per Unit of each State Trust (based on the Sponsor's Bid
Price of the Securities in such State Trust and including the sales charge) each exceeded the Unit Value at which Units could have been redeemed (based upon the current bid prices of the Securities in such State Trust) by the amount shown under "Summary of Essential Information" in Part I of the Prospectus. In the past, the bid prices of bonds similar to those in the State Trusts have been lower than the offering prices by as much as 3% or more of principal in the case of inactively traded bonds and as little as 1/2 of 1% in the case of actively traded bonds, but the difference between such offering and bid prices has averaged about 1 1/2% to 2% of principal amount. Further, all of these spreads between bid and offering prices have increased substantially during periods of extreme uncertainty. For these reasons, among others (including fluctuations in the market prices of the Securities and the fact that the Public Offering Price includes a sales charge), the amount realized by a Certificateholder upon any redemption of Units may be less than the price paid by him for such Units.

Distribution of Units

Units of the respective State Trusts repurchased by the Sponsor in the secondary market are offered to the public at the Public
Offering Price of such Units determined in the manner set forth above, plus accrued interest to the settlement date, on the last business day of each week effective for all sales made during the following week. In maintaining a market for the Units, the Sponsor realizes profits or sustains losses in the amount of any difference between the price at which it purchased Units and the price at which it resells or redeems such Units. Cash, if any, made available to the Sponsor prior to the settlement date for a purchase of Units may be used in the Sponsor's business, subject to the limitations of the rules and regulations under the Securities Exchange Act of 1934, as amended, and may be of benefit to the Sponsor.

The Sponsor qualified and intends to continue to qualify Units of each of the respective State Trusts for sale in the State for which such State Trust is named. Sales may be made to or through dealers at prices which represent concessions or agency commissions of 70% of the sales charge, subject to the Sponsor's right to change such concession or agency commission from time to time. Certain commercial banks are making Units of the respective State Trusts available to their customers on an agency basis. Under the Glass-Steagall Act, banks are prohibited from underwriting
State Trust Units; however, the Glass-Steagall Act does permit certain agency transactions and the banking regulators have not indicated that these particular agency transactions are not permitted under such Act. In Texas, any banks making Units available to potential investors must be registered as broker-dealers in Texas. The Sponsor may from time to time pay, in addition to the amount paid to dealers, an additional concession to a dealer which employs a registered representative who sells during a specific period, a minimum dollar amount of the respective State Trust's Units.
In no event will such additional concession paid by the Sponsor to the dealer exceed the difference between the sales charge and the dealer's allowance in respect of Units sold by the qualifying registered representative. Such Units then may be distributed to the public by the dealers at the Public Offering Price then in effect. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units.


Market for Units

The Sponsor, although not obligated to do so, intends to maintain a secondary market for the Units of the respective State Trusts at its own expense and continuously to offer to purchase such Units at prices based on the Sponsor's Bid Price, including bid prices as determined by the Evaluator through the expected date of settlement. For a description of the Redemption Price, see
"Redemption" below. The repurchase price is subject to change at any time and may be more or less than the original purchase price. SINCE THE MARKET PRICE MAY EXCEED THE REDEMPTION PRICE,
A CERTIFICATEHOLDER WHO WISHES TO DISPOSE OF HIS UNITS SHOULD
INQUIRE THROUGH HIS BROKER AS TO THE CURRENT MARKET PRICE OF THE
UNITS BEFORE MAKING A TENDER FOR REDEMPTION TO THE TRUSTEE. Any
Units so acquired by the Sponsor may be reoffered at a price determined in accordance with the currently effective Prospectus describing such Units. However, if the Sponsor repurchases Units of a State
Trust in the secondary market at a price below the offering price of the Securities in such State Trust, it will not resell these Units in the secondary market.

The Sponsor may discontinue purchases of Units at the Sponsor's
Bid price if the supply of Units of any of the respective State Trusts exceeds demand or for other business reasons. In that event, a Certificateholder will be able to dispose of his Units of a State Trust only by tendering them to the Trustee for redemption at prices based on the aggregate bid price of the Securities in such State Trust, which is expected to be less than the aggregate offering price. The Sponsor, of course, does not in any way guarantee the enforceability, marketability, or price of any Security in the portfolio or of the Units of any of the State Trusts. Any
Units that are purchased by the Sponsor in the secondary market may be tendered for redemption by the Sponsor if it determines such redemption to be in its best interest.

The secondary market Public Offering Price of the Units of the Trust will be based on the aggregate bid price of the Bonds in the Trust (as determined by the Evaluator) plus a sales charge determined in accordance with the schedule set forth below, which is based upon the maturities of each Bond in the Trust. The use of a variable sales charge will in no event result in a greater sales charge than the 5.5% sales charge previously in effect for purchases of Units in the secondary market. In several instances it may have the effect of lowering the sales charge and thus increasing the Estimated Current Return and Estimated Long-Term Return (see "Summary of Essential Information" in Part I of the Prospectus for information regarding the Estimated Current Return and Estimated Long-Term Return of Units of the Trust) to secondary market purchasers. For the purpose of computing the sales charge, Bonds will be deemed to mature on their expressed maturity dates unless: (a) the Bonds have been called for redemption or funds or securities have been placed in escrow to redeem them on an earlier call date, in which case such call date will be deemed to be the date upon which they mature; or (b) such Bonds are subject to a "mandatory tender," in which case such mandatory tender will be deemed to be the date upon which they mature.

This method of sales charge computation will apply different sales charge rates to each Bond in the Trust based upon the maturity of each such Bond in accordance with the following schedule:

                           Secondary Market Sales Charge

        Years to Maturity       Percentage of           Percentage of
        Per Bond                Public Offering Price   Net Amount Invested
        _________________       _____________________   ___________________
        0.000-3.000             2.00%                   2.041%
        3.001-4.000             2.50                    2.564
        4.001-5.000             3.00                    3.093
        5.001-6.000             3.50                    3.627
        6.001-7.000             4.00                    4.167
        7.001-8.000             4.50                    4.712
        8.001-9.000             5.00                    5.263
        9.001 or more           5.50                    5.820


A minimum sales charge of 2.0% of the Public Offering Price will be applied to all secondary market purchases of Units of the Trust. There will be no reduction of the sales charge for volume purchases in secondary market transactions.


Redemption

Any Unit may be tendered for redemption by mail to the Trustee, Bank of New York, Attention: Unit Trust Department, at its office at 101 Barclay Street, New York, New York 10286, properly endorsed and accompanied by a written instrument or instruments of transfer, together with any applicable transfer tax payable, as instructed by the Trustee. A Certificateholder must sign exactly as his name appears on the face of the Certificate with the signature guaranteed by a national bank or trust company or by a member firm of a national or regional securities exchange and furnish such other documents as the Trustee may request.

Payment in cash for Units so tendered will be made by the Trustee no later than the third business day following the day on which tender for redemption is received (the "Redemption Date"). The amount to be paid on the Redemption Date to a Certificateholder is the Unit Value, determined as of the date of tender in accordance with the procedures set forth under "Unit Evaluation," multiplied by the number of Units tendered for redemption (the "Redemption
Price"). The "date of tender" is the date Units are received by the Trustee in proper form, provided that if Units are received after the Evaluation Time stated under "Summary of Essential Information" in Part I of the Prospectus the date of tender is deemed the next business day and such Units will be treated as having been tendered for redemption at the Redemption Price computed on that day.

The Sponsor has the right to purchase any Unit tendered to the Trustee for redemption no later than the close of business on the second business day following such tender at a price not less than the Redemption Price. So long as the Sponsor is maintaining a bid in the secondary market in excess of the Redemption Price, the Sponsor will repurchase any Units tendered to the Trustee for redemption.

Any portion of the Redemption Price representing interest shall be withdrawn from the Interest Account of the applicable State
Trust to the extent that funds are available for such purpose.
All other amounts paid on redemption shall be withdrawn from the Principal Account of such State Trust. The Trustee is empowered to sell Securities in a State Trust in order to make funds available for the redemption of Units of such State Trust. Any Units redeemed shall be cancelled and any undivided fractional interest of such Units in the State Trust extinguished. To the extent Securities in a State Trust are sold, the size and diversity of such State Trust will be reduced. Such sale may be required when Securities would not otherwise be sold and might result in lower prices than might otherwise be realized. The Redemption Price may be more or less than the amount paid by the Certificateholder depending on the value of the Securities in the portfolio of the applicable State Trust at the time of redemption.

The right of redemption may be suspended and payment postponed
(1) for any period during which the New York Stock Exchange Inc. is closed, other than customary weekend or holiday closings; (2) for any period during which (as determined by the Securities and Exchange Commission (the "Commission")), (i) trading on the New York Stock Exchange Inc. is restricted or (ii) an emergency exists as a result of which disposal or evaluation of the Securities is not reasonably practicable; or (3) for such other period as the Commission may by order permit. The Trustee and the Sponsor are not liable to any person or in any way for any loss or damage which may result from any such suspension or postponement.

As stated above, the Trustee may sell Securities to cover redemptions. When Securities are sold, the size and diversity of the Trust will be reduced. Such sale may be required at a time when Securities would not otherwise be sold and might result in lower prices than might otherwise be realized. The Redemption Price may be more or less than the amount paid by the Certificateholder depending on the value of the Securities in the portfolio at the time of redemption. Since the provisions of the insurance obtained by a Guaranteed Trust cover the Bonds only while the Bonds are held in and owned by such Guaranteed Trust (and, in the case of Series
23 and subsequent Series, assuming the Trustee does not exercise the right to obtain Permanent Insurance on a Bond), the Bonds so insured must be sold on an uninsured basis. To the extent that (and, in the case of Series 23 and subsequent Series, assuming the Trustee does not exercise the right to obtain Permanent Insurance on a Defaulted Bond), Bonds which are current in payment of interest are sold from a Guaranteed Trust portfolio in order to meet redemption requests and Defaulted Bonds are retained in the portfolio in order to preserve the related insurance protection applicable to said Bonds, the overall quality (and therefore value) of the Bonds remaining in such Guaranteed Trust will tend to diminish.
See "Investment Supervision" for the effect of selling Defaulted
Bonds to meet redemption requests.

Because insurance obtained by a Guaranteed Trust terminates as to Bonds which are sold by the Trustee and because the insurance obtained by such Guaranteed Trust does not have a realizable cash value which can be used by the Trustee to meet redemption of Units (and as to Series 23 and subsequent Series, assuming the Trustee does not exercise the right to obtain Permanent Insurance on Defaulted Bonds), under certain circumstances the Sponsor may apply to the Commission for an order permitting a full or partial suspension of the right of Certificateholders of such Guaranteed Trust to redeem their Units if a significant portion of the Bonds in the portfolio are in default in payment of principal or interest or in significant risk of such default. No assurances can be given that the Commission will permit the Sponsor to suspend the rights of such Certificateholders to redeem their Units and, without the suspension of such redemption rights when faced with excessive redemption, the Sponsor may not be able to preserve the benefits of such Guaranteed Trust's insurance on Defaulted Bonds.


Unit Evaluation

Unit Value is computed by the Trustee as of the Evaluation Time stated under "Summary of Essential Information" in Part I of the Prospectus on each business day by adding: (1) the aggregate value of each issue of the Securities in such State Trust on the bid side of the market, as determined by the Evaluator, except for those cases relating to a Guaranteed Trust in which the value of insurance has been included; (2) the cash on hand in such State Trust, other than amounts allocated to semi-annual Certificateholders under the Agreement; (3) accrued but unpaid interest on the Securities in such State Trust at the date of the computation; and (4) with respect to semi-annual Certificateholders only, amounts allocated to them under the Agreement: and deducting therefrom, (1) amounts representing any applicable taxes or governmental charges payable out of such State Trust and for which no deductions have been previously made; (2) amounts representing estimated accrued expenses of such State Trust including but not limited to unpaid fees and expenses of the Trustee (including legal and auditing fees), the Evaluator, and if any, of counsel; and (3) cash allocated for distribution (which distribution shall take into account those Certificateholders who have elected to receive distributions on a monthly basis) to Certificateholders of record of such State
Trust as of the business day prior to the evaluation being made.
The result of such computation shall be divided by the number of Units outstanding of such State Trust as of the date thereof to determine the per Unit evaluation of such State Trust.

In determining the Redemption Price per Unit of a Guaranteed Trust, no value will be assigned to the portfolio insurance maintained by such Guaranteed Trust on the Bonds in such Guaranteed Trust unless such Bonds are in default in payment of principal or interest or in significant risk of such default. On the other hand, Pre-insured Bonds are entitled at all times to the benefits of insurance obtained by their respective issuers and such benefits are reflected and included in the market value of Pre-insured Bonds. For a description of the situations in which the Evaluator may value the insurance obtained by a Guaranteed Trust, see "Public Offering of Units-Method of Evaluation."


CERTIFICATEHOLDERS

Description of Certificate

Ownership of Units of the respective State Trust will be evidenced by registered Certificates executed by the Trustee and the Sponsor. Certificates are transferable by presentation and surrender to the Trustee properly endorsed and accompanied by a written instrument or instruments of transfer, together with a payment of $2.00 if required by the Trustee or such other amounts as may be specified by the Trustee and approved by the Sponsor for each new Certificate and any sums payable for taxes or other governmental charges imposed on such transactions.

Certificates will be issued in denominations of one Unit or any multiple thereof. The Trustee at the present time does not intend to charge for services rendered in connection with the normal transfer or interchange of Certificates. Destroyed, stolen, mutilated or lost Certificates will be replaced upon delivery to the Trustee of satisfactory indemnity, evidence of ownership and payment of expenses incurred.


Trust Distributions

Interest and principal from each State Trust, less applicable expenses or funds required for the redemption of Units of such State Trust, will be distributed in monthly or semi-annual installments on a pro rata basis to Certificateholders of record of such State Trust as of each Record Day on the next following Distribution Day or shortly thereafter. (See "Distributions" and "Summary of Essential Information" in Part I of the Prospectus.)

Interest on the Securities received by each State Trust is credited by the Trustee to an Interest Account of such State Trust. Other receipts are credited to a Principal Account of such State Trust.
The regular monthly or semi-annual distribution to Certificateholders in such State Trust shall consist of an amount substantially equal to one-twelfth or one-half of such holder's pro rata share of the estimated net annual income in the Interest Account of such State Trust after deducting estimated expenses (the "Monthly or Semi-Annual Interest Distribution") plus such holder's pro rata share of the cash balance of the Principal Account of such State
Trust computed as of the close of business on the preceding Record
Day. The Monthly or Semi-Annual Interest Distribution per Unit to Certificateholders in a State Trust is expected to be in the amount shown under "Summary of Essential Information" for such State Trust in Part I of the Prospectus and will change and may be reduced as Securities in such State Trust are redeemed, paid or sold. Proceeds received from the disposition of any of the underlying Securities in a State Trust subsequent to a Record
Day and prior to the succeeding Distribution Date will be held in the Principal Account of such State Trust and will not be distributed until the next successive Distribution Day. Persons who purchase
Units between a Record Day and a Distribution Day will receive their first distribution on the second Distribution Day following their purchase of Units. Other than for purposes of redemption, no distribution need be made from the Principal Account of a State
Trust if the balance therein is less than $1.00 per Unit then outstanding and in the case of Series 20 and subsequent Series no monthly distribution need be made from the Principal Account of a State Trust if the balance therein is less than $10.00 per Unit then outstanding. A Reserve Account of a State Trust may be created by the Trustee by withdrawing from the Interest or Principal Accounts of such State Trust, from time to time, such amounts as it deems requisite to establish a reserve for any taxes or other governmental charges that may be payable out of such State Trust. The Principal, Interest and Reserve Accounts of a
State Trust do not bear interest. (See "Expenses of the Trust.").

Because interest payments are not received by a State Trust at a constant rate throughout the year, interest distributions may be more or less than the amount credited to the Interest Account of such State Trust as of the Record Date. For the purpose of eliminating fluctuations in the periodic distributions from the Interest Account of a State Trust, the Trustee is required by the Agreement to advance such amounts as may be necessary to provide monthly or semi-annual interest payments of approximately equal amounts. The Trustee shall be reimbursed, without interest, for any such advances from funds available from the Interest and Principal Accounts of such State Trust on or before the ensuing Distribution Day. (See "Expenses of the Trust.")


Statements to Certificateholders

The Trustee will furnish each Certificateholder with each distribution a statement of the amount of interest and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. The accounts of each State Trust are required to be audited not less frequently than annually by independent certified public accountants designated from time to time by the Sponsor. The report of such accountants shall be furnished by the Trustee to any Certificateholder of such State
Trust upon request. Within a reasonable period of time after the end of each calendar year (normally within thirty to sixty days), the Trustee shall furnish to each person who at any time during the calendar year was a Certificateholder a statement setting forth: A. As to the Interest Account: (1) The amount of interest received on the Securities; (2) The amount paid for redemption of Units; (3) The charges for payment of applicable taxes and fees and expenses (including auditing fees and insurance costs, if any) of the Trustee, the Evaluator, and, if any, of counsel;
(4) Any other amount credited to or deducted from the Interest
Account; and (5) The balance remaining expressed both as a total dollar amount and as a dollar amount per Unit outstanding on the last business day of such calendar year; B. As to the Principal Account: (1) The dates of the sale, maturity, liquidation or redemption of any of the Securities and the net proceeds received therefrom excluding any portion credited to the Interest Account, and as to Series 23 and subsequent Series, the premium attributable to the Trustee's exercise of the right to obtain Permanent Insurance and any related custodial fee; (2) The amount paid for redemption of Units; (3) The charges for payment of applicable taxes and fees and expenses (including auditing fees and insurance costs, if any) of the Trustee, the Evaluator, and, if any, counsel; (4)
Any other amount credited to or deducted from the Principal Account; and (5) The balance remaining expressed both as a total dollar amount and as a dollar amount per Unit outstanding on the last business day of the calendar year; C. Other Information: (1) A list of the Securities as of the last business day of such calendar year; (2) The number of Units outstanding on the last business day of such calendar year; (3) The Unit Value based on the last
Trust Evaluation made during such calendar year; and (4) The amounts actually distributed to Certificateholders during such calendar year from the Interest and Principal Accounts separately stated, expressed both as total dollar amounts and as dollar amounts per Unit outstanding on the Record Days for each such distribution.


Rights of Certificateholders

Certificateholders purchasing Units in the secondary market will initially receive distributions in accordance with the election of the prior owner. Thereafter, changes in the plan of distribution may be made, but only as provided in this paragraph. On each Semi-Annual Distribution Day, or within a reasonable period of time thereafter, the Trustee shall furnish to each Certificateholder a card which must be returned to the Trustee on or before the next Monthly
Record Day if the Certificateholder wishes to change his plan of distribution. Certificateholders wishing to change must so indicate on the card and return it to the Trustee together with their Certificate to which it relates. If the card and Certificate are returned, the change will become effective as of the Monthly
Record Day immediately following such Semi-Annual Distribution
Day and continue in effect until further notice. If the card and Certificate are not returned to the Trustee, the Certificateholder will be deemed to have elected to continue with the same plan for the following six months.

A Certificateholder may tender his Units to the Trustee for redemption at any time, including the time prior to the receipt of Certificates representing Units purchased. The death or incapacity of any Certificateholder in a State Trust will not operate to terminate such State Trust or entitle his legal representatives or heirs to claim an accounting or to bring any action or proceeding in any court for partition or winding up of such State Trust.

No Certificateholder in a State Trust shall have the right to control the operation and management of such State Trust in any manner, except to vote with respect to certain amendments of the Agreement or termination of such State Trust.


AUTOMATIC REINVESTMENT PLAN

The Sponsor has entered into an agreement with First Investors
Insured Tax Exempt Fund, Inc. ("First Investors") which permits
Certificateholders of the State Trust to elect to have each distribution of interest income, capital gains or principal on his Units automatically reinvested in shares of First Investors at the price (plus sales charge) described below. First Investors, whose investment adviser is First Investors Management Company ("Advisor"), is an open-end, diversified management investment company with the objective of providing through investment in a professionally managed insured portfolio of municipal bonds, a high level of current tax-exempt income.

First Investors has investment objectives which differ in certain respects from those of the Trust. First Investors is permitted to own tax-exempt bonds rated less than A by Moody's Investors
Service, Inc., or Standard & Poor's and bonds not rated by Moody's or Standard & Poor's, if, in the judgment of the Advisor, such bonds are suitable for achieving First Investors' investment objective, and if, in the judgment of the independent insurance company (AMBAC Indemnity) which issues insurance covering the securities in the portfolio of First Investors, such bonds are acceptable for issuance of municipal bond insurance. Because of such insurance, Standard & Poor's has rated First Investors "AAA." First Investors may also own (not to exceed 10% of the portfolio on average) short-term, fixed income investments, the interest income from which may be subject to Federal income tax, as described in a prospectus relating to First Investors.

Each Certificateholder may elect to become a participant in the automatic reinvestment program by advising his or her account representative. Thereafter, as directed by such person, each distribution of interest income, capital gains or principal on the participant's
Units will, on the applicable Distribution Day, automatically be applied as of that date by the Trustee to purchase shares (or fractions thereof) of First Investors at a net asset value as computed as of the close of trading on the New York Stock Exchange on such date, plus a reduced sales charge of 1% of the offering price, as described in the First Investors prospectus. The sales charge would be paid to the Advisor and First Investors Corporation, as principal underwriters of First Investors. The balance will be invested in First Investors.

Confirmations of all transactions undertaken for each participant in the reinvestment plan will be mailed to such participant by First Investors indicating distributions and shares (or fractions thereof) of First Investors purchased on his behalf.

A participant may at any time prior to the five days preceding the next succeeding Distribution Day, by so notifying the Trustee in writing, elect to terminate his participation in the reinvestment plan and receive future distributions on his Units in cash. There will be no charge or other penalty for such termination. The Sponsor, First Investors and the Advisor each will have the right to terminate this investment plan.

It should be remembered that the reinvestment of distributions through the reinvestment plan will not affect the income tax status of the distributions.

TO RECEIVE MORE INFORMATION REGARDING AN INVESTMENT IN FIRST INVESTORS THROUGH THE PLAN, INCLUDING CHARGES, EXPENSES AND SALES CHARGES
FOR PARTICIPANTS, FILL OUT AND RETURN THE ENCLOSED CARD FOR A
COPY OF THE FIRST INVESTORS PROSPECTUS. READ IT CAREFULLY BEFORE
YOU DECIDE TO PARTICIPATE.


INVESTMENT SUPERVISION

With certain specified exceptions described below, the Sponsor may not alter the portfolio of a State Trust by the purchase, sale or substitution of Securities. Thus, with the exception of the redemption or maturation of Securities in accordance with their terms, the assets of a State Trust will remain unchanged under normal circumstances.

The Sponsor may direct the Trustee to dispose of Securities upon default in the payment of principal or interest, institution of certain legal proceedings or the existence of certain other impediments to the payment of Securities, default under other documents which may adversely affect debt service, default in the payment of principal or interest on other obligations of the same issuer, decline in projected revenues pledged for debt service on revenue Securities, or decline in price or the occurrence of other market factors, including advance refunding, so that in the opinion of the Sponsor the retention of such Securities in a State Trust would be detrimental to the interest of the Certificateholders. The proceeds from any such sales will be credited to the Principal Account of such State Trust for distribution to the Certificateholders.

To the extent that Bonds in a Guaranteed Trust are sold which are current in payment of principal and interest in order to meet redemption requests and Defaulted Bonds are retained in the portfolio in order to preserve the related insurance protection applicable to said Bonds (and as to Series 23 and subsequent Series, assuming the Trustee does not exercise the right to obtain Permanent Insurance on a Defaulted Bond or Bonds), the overall quality of the Bonds remaining in such Guaranteed
Trust's portfolio will tend to diminish. Except as described below and in certain other unusual circumstances for which it is determined by the Trustee to be in the best interest of the Certificateholders or if there is no alternative (and as to Series 23 and subsequent Series, assuming the Trustee does not exercise the right to obtain Permanent Insurance on a Defaulted Bond or Bonds), the Trustee is not empowered to sell Defaulted Bonds for which value has been attributed for the insurance obtained by such Guaranteed Trust.
Because of such restrictions on the Trustee under certain circumstances the Sponsor may seek a full or partial suspension of the right of Certificateholders to redeem their Units. See "Public Offering of Units-Redemption."

The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of the Securities to issue new obligations in exchange and substitution for any of the Securities pursuant to a refunding financing plan, except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if
(a) the issuer is in default with respect to the Securities or
(b) in the written opinion of the Sponsor, there is a reasonable basis to believe that the issuer will default with respect to the Securities in the foreseeable future. Any obligations received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Agreement to the same extent as the Securities originally deposited. Within five days after such deposit in a State Trust, notice of such exchange and deposit shall be given by the Trustee to each Certificateholder in such State Trust registered on the books of the Trustee, including an identification of the Securities eliminated and the Securities substituted therefor.

If a default in the payment of principal or interest on any of the Securities occurs and no provision for payment is made therefor either pursuant to any portfolio insurance or otherwise, and if the Sponsor fails to instruct the Trustee to sell or hold within thirty days after the notification thereof by the Trustee, the Agreement provides that the Trustee shall sell the Defaulted Bonds forthwith and shall not be liable for any depreciation or loss incurred by reason of such sale. The Trustee may sell Securities in a State Trust designated by the Sponsor for the purpose of redeeming Certificates tendered for redemption and the payment of expenses for such State Trust.

Notwithstanding the foregoing, in connection with the final distributions to Certificateholders of a Guaranteed Trust (and as to Series
23 and subsequent Series, assuming the Trustee does not exercise the right to obtain Permanent Insurance on any Defaulted Bond), because the portfolio insurance obtained by such Guaranteed Trust is applicable only while bonds so insured are held by such Guaranteed Trust, the price to be received by such Guaranteed Trust upon the disposition of any Defaulted Bond will not reflect any value based on such insurance. Therefore, in connection with any liquidation, it shall not be necessary for the Trustee to, and the Trustee does not currently intend to, dispose of any Bond or Bonds if retention of such Bond or Bonds, until due, shall be deemed to be in the best interest of Certificateholders, including but not limited to situations in which a Bond or Bonds so insured have a deteriorated market price resulting from a significant risk of default. Since any Pre-insured Bonds will reflect the value of the insurance obtained by the Bond issuer, it is the present intention of the Sponsor not to direct the Trustee to hold any Pre-insured Bonds after the date of termination. All proceeds received, less applicable expenses, from insurance on defaulted
Bonds not disposed of at the date of termination will ultimately be distributed to Certificateholders of record as of such date of termination as soon as practicable after the date such Bond or Bonds become due and applicable insurance proceeds have been received by the Trustee. (See "Summary of Essential Information" in Part I of the Prospectus).


ADMINISTRATION OF THE TRUST

The Trustee

The Successor Trustee as to Series 1 through 23 and Trustee as to Series 24 and Subsequent Series is The Bank of New York, a trust company organized under the laws of New York. The Unit Trust Department of the Trustee has its offices at 101 Barclay Street, New York, New York 10286, and its telephone number is 1-800-431-8001 or 1-800-431-8002.
The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

The duties of the Trustee are primarily ministerial in nature.
The Trustee did not participate in the selection of Securities for the portfolios of any of the State Trusts.

The Trustee shall keep proper books of record and account of all transactions at its office. Such records shall include the name and address of, and the Certificates issued to, every Certificateholder. Such books and records shall be open to inspection by any Certificateholder at all reasonable times during business hours. Although the Trustee shall remain primarily responsible for the obligations and duties allocated to it, the Agreement provides that the Trustee may, subject to the approval of the Sponsor, enter into servicing arrangements as it deems necessary or appropriate for the performance by a service organization (which may be a corporation affiliated with the Trustee) of bookkeeping, accounting, reporting, distribution and other activities and duties allocated to the Trustee under the Agreement.

The Trustee or any successor may resign by executing an instrument in writing and filing the same with the Sponsor and mailing a copy to each Certificateholder. The Sponsor, upon receiving such notice, is obligated to use its best efforts to appoint a successor Trustee promptly. If, upon such resignation, no successor Trustee has been appointed within thirty days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. In case the Trustee becomes incapable of acting or is adjudged bankrupt or is taken over by public authorities, or, in the case of Series 18 and subsequent
Series, if the Sponsor deems it to be in the best interests of the Certificateholders, the Sponsor may remove the Trustee and appoint a successor Trustee as provided in the Agreement. Notice of such removal and appointment shall be mailed to each Certificateholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor Trustee, all of the rights, powers, duties and obligations of the original Trustee shall vest in the successor.

The Trustee shall be a banking corporation organized and doing business under the laws of the United States or of any state or territory of the United States which is authorized under such laws to exercise corporate trust powers and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000 and shall otherwise qualify to act as Trustee.


The Evaluator

The Evaluator is Securities Evaluation Service, Inc., with its principal offices at Suite 200, 531 East Roosevelt Road, Wheaton,
Illinois 60187. Securities Evaluation Service, Inc. is a registered investment advisor.

The Evaluator may resign or be removed by either the Sponsor or the Trustee which are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon acceptance of appointment by the successor Evaluator. If, upon resignation of the Evaluator, no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor. Notice of such resignation or removal and appointment shall be mailed by the Trustee to each Certificateholder.


Successor Sponsor

If at any time the Sponsor fails to perform any of its duties under the Agreement or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, then the Trustee may (a) appoint a successor

Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding such reasonable amounts as may be prescribed by the Commission, (b) terminate the Agreement and liquidate the State Trusts as provided therein, or (c) continue to act as Trustee without terminating the Agreement and without appointing any successor Sponsor. In no event may the Trustee act as Sponsor of the Trust.


Amendment and Termination of the Agreement

The Agreement may not be amended, without the consent of the holders of all Certificates of the Multistate Trust then outstanding, to increase the number of Units issuable or to permit, except in accordance with the provisions of the Agreement, the acquisition of any Securities in addition to or in substitution for those initially deposited in the State Trusts or to reduce the percentage interest in the State Trusts of any Certificateholder or reduce the percentage of Units required to consent to any such amendment or waiver. The Trustee shall promptly notify Certificateholders of the substance of any such amendment.

The Agreement may be amended by the Trustee and the Sponsor without the consent of any of the Certificateholders: (1) to cure any ambiguity or to correct or supplement any provisions which may be defective or inconsistent; (2) to change any provisions thereof as may be required by the Commission or any successor governmental agency; or (3) to make such provisions as shall not adversely affect the interests of the Certificateholders (as determined in good faith by the Sponsor and the Trustee). The Agreement may also be amended in any respect by the Sponsor and the Trustee, or performance of any of the provisions thereof may be waived, with the written consent of the holders of Certificates evidencing 662/3% of the Units then outstanding of each State Trust affected by such amendment.

The Agreement provides that a State Trust shall terminate upon the maturity, redemption or other disposition, as the case may be, of the last of the Securities held in such State Trust, or, in the case of certain Trusts, at any time when in the opinion of the Sponsor and the Trustee, the amount of customary, interest-bearing
Bonds in a State Trust is insufficient to support the expenses of such State Trust. The Trustee shall notify all Certificateholders of any State Trust when the value of such State Trust as shown on the last business day of December or June in any year is less than the minimum amount set forth in "Summary of Essential Information" in Part I of the Prospectus, at which time such State Trust may be terminated by the consent of 662/3% of its Certificateholders or, in the case of Series 11 and subsequent Series, by the Trustee, provided however, that at least 331/3% of such Certificateholders do not instruct the Trustee not to terminate the Trust. In no event, however, may such State Trust continue beyond the mandatory termination date set forth in "Summary of Essential Information" in Part I of the Prospectus; provided, however, that prior to such mandatory termination date of a Guaranteed Trust, the Trustee shall not dispose of any Bonds if the retention of such bonds, until due, shall be deemed to be in the best interest of the Certificateholders. In the event of termination, written notice thereof will be sent by the Trustee to all Certificateholders of record on the date the affected State Trust is terminated. Within a reasonable period after termination, the Trustee must sell any Securities remaining in such State Trust, and after paying all expenses and charges incurred by such State Trust, distribute to each Certificateholder, upon surrender for cancellation of his Certificate for Units, his pro rata share of the Interest and Principal Accounts of such State Trust.


Limitations on Liability

The Sponsor: The Sponsor is liable for the performance of its obligations arising from its responsibilities under the Agreement, but will be under no liability to the Certificateholders for taking any action or refraining from any action in good faith or for errors in judgment, except in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. The Sponsor shall not be liable or responsible in any way for depreciation or loss incurred by reason of the sale of any Securities.

The Trustee: The Agreement provides that, except by reason of willful misconduct, bad faith, gross negligence or reckless disregard of its obligations and duties, the Trustee shall be under no liability for any action taken in good faith in reliance upon prima facie properly executed documents or for the disposition of monies or Securities, in respect of any evaluation, or otherwise pursuant to its rights, powers or duties; nor shall the Trustee be liable or responsible in any way for depreciation or loss incurred by reason of the sale by the Trustee of any Securities, or for any evaluation made by the Evaluator or any directions or instructions given by the Sponsor. In the event that the Sponsor shall fail to instruct the Trustee as to the disposition of any defaulted Securities, the Trustee may, but shall be under no obligation to, act and shall not be liable for any such action taken by it in good faith. The Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon. In addition, the Agreement contains other customary provisions limiting the liability of the Trustee. The Trustee, whose duties are ministerial, has not participated in the selection of Securities for the State Trusts.

The Evaluator: The Trustee, Sponsor and Certificateholders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. The Agreement provides that the determinations made by the Evaluator shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Certificateholders for errors in judgment, except in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.


EXPENSES OF THE TRUST

The cost of the initial fees of the Trustee's counsel, and all other reasonable expenses in connection therewith, together with all of the cost of registering the Multistate Trust under the Investment Company Act of 1940, as amended, and the Units under the Securities Act of 1933, as amended, shall be borne by the Sponsor.

The Sponsor shall receive no fees from Series 1 through 6 of the Multistate Trust for services performed. The Sponsor will receive, in connection with Series 7 and subsequent Series, a Sponsor's
Annual Fee as set forth in Part I of the Prospectus. The Sponsor's Annual Fee, which is earned for portfolio supervisory services, is based on the number of Units outstanding (or, in the case of Series 7 through 13, on the face amount of underlying Securities) in each State Trust at December 15 of each year. The Sponsor's
Annual Fee, which is not to exceed the maximum amount set forth under "Summary of Essential Information" in Part I of the Prospectus, may exceed the actual costs of providing portfolio supervisory services for this Trust, but at no time will the total amount it receives for portfolio supervisory services rendered to all series of the Trust in any calendar year exceed the aggregate cost to it of supplying such services in such year. See "Investment Supervision." Also, the Sponsor may derive profits from maintaining a secondary market in Units of the State Trusts.

For ordinary services performed under the Agreement, the Trustee will be paid monthly at the rates set forth under "Summary of Essential Information" in Part I of the Prospectus. The Trustee will also benefit to the extent that its return on funds it holds on deposit in the non-interest bearing Interest, Principal and Reserve Accounts of each of the State Trusts created under the Agreement is greater than its cost of advancing, without interest, such amounts as may be necessary to provide distributions to Certificateholders as required by the Agreement. (See "The Trust-Interest and Estimated
Current Return" and "Certificateholders-Trust Distributions.")


The Evaluator shall receive a fee for each evaluation as is set forth under "Summary of Essential Information" in Part I of the Prospectus.

The fees of the Trustee and the Evaluator are payable monthly on or before each Distribution Day for a State Trust, and any Sponsor's Annual Fee is paid annually on December 15, all by deductions from the Interest Account of such State Trust to the extent funds are available, then from the Principal Account of such State Trust. The

Trustee's fee may not be increased for the purpose of compensating the Trustee for any reduction in its fee during the first year of the Multistate Trust. These fees may be increased without approval of the Certificateholders by amounts not exceeding a proportionate increase in the Consumer Price Index entitled "All Services Less Rent," published by the United States Department of Labor, or any equivalent index substituted therefor.

The cost of insurance obtained by a Guaranteed Trust is in the amount set forth under "Summary of Essential Information" in Part
I of the Prospectus so long as such Guaranteed Trust retains the Securities. Premiums, which are Guaranteed Trust obligations, are payable monthly by the Trustee on behalf of such Guaranteed
Trust. As Securities in the portfolio are redeemed by their respective issuers or are sold by the Trustee, the amount of the premium will be reduced in respect of those Securities no longer owned by and held in such Guaranteed Trust. A Guaranteed Trust does not incur any expense for insurance which has been obtained by an issuer of a Pre-insured Bond, since the premium or premiums for such insurance have been paid by such issuer or other party;
any Pre-insured Bonds, however, are additionally insured by such Guaranteed Trust. In the case of Series 23 and subsequent Series, the premium payable for Permanent Insurance and the related custodial fee will be paid solely from the proceeds of the sale of a Bond from a Guaranteed Trust in the event the Trustee exercises the right to obtain Permanent Insurance on such Bond. No premium need be paid by any Guaranteed Trust on Bonds that are Pre-insured by either MBIA or the Corporation.

In addition to the above, the following charges may be incurred by the Multistate Trust: (a) fees for the Trustee's extraordinary services; (b) expenses of the Trustee (including legal and auditing expenses) and of counsel; (c) various governmental charges; (d) expenses and costs of any action taken by the Trustee to protect the Multistate Trust or any of the State Trusts and the rights and interests of the Certificateholders; (e) indemnification of the Trustee for any loss, liabilities and expenses incurred by it in the administration of the Multistate Trust or any of the State Trusts without gross negligence, bad faith or willful misconduct on its part; (f) indemnification of the Sponsor for any loss, liability and expenses incurred by it in acting as depositors of the State Trust without gross negligence, bad faith or willful misconduct; and (g) expenditures incurred in contacting Certificateholders upon termination of any of the State Trusts. The fees and the expenses set forth herein, and advances made by the Trustee in order to eliminate certain fluctuations in periodic distributions
(see "Certificateholders-Trust Distributions"), are payable out of the State Trusts and, when so paid by or owing to the Trustee, secured by a prior lien on such State Trusts.

Fees and expenses of a State Trust shall be deducted from the Interest Account of such State Trust, or to the extent funds are not available in such Account, from the Principal Account of such State Trust. The Trustee may withdraw from such Principal Account or such Interest Account such amounts, if any, as it deems necessary to establish a reserve for any taxes or other governmental charges payable out of such State Trust. Amounts so withdrawn shall be credited to the Reserve Account of such State Trust and shall not be considered a part of such State Trust when determining the value of the Units of such State Trust until such time as the Trustee shall return all or any part of such amounts to the appropriate account. If the balances in the Principal and Interest Accounts are insufficient to provide for amounts payable by the Multistate Trust, or amounts payable to the Trustee which are secured by its prior lien on the Multistate Trust, the Trustee is permitted to sell Securities to pay such amounts.


THE SPONSOR

The Sponsor is a Delaware corporation incorporated in 1977 to succeed to the business of a partnership which resulted from mergers of five New York Stock Exchange member firms. The Sponsor is a wholly-owned subsidiary of The Advest Group, Inc., a financial services holding company. The Sponsor is a registered broker-dealer and provides securities, brokerage, trading, investment banking and other financial services for its clients. The Sponsor is a member of the National Association of Securities Dealers, Inc.
and of the New York Stock Exchange, the American Stock Exchange and other principal exchanges. The principal offices of the Sponsor are located at One Commercial Plaza, 280 Trumbull Street, Hartford, Connecticut 06103. The Sponsor maintains approximately 83 branch offices in 18 states and the District of Columbia. As of March
31, 1995, the total stockholder's equity of the Sponsor was $74,841,000. The Sponsor is entirely owned by The Advest Group, Inc. and is affiliated with Boston Security Counsellors, Inc.

On February 9, 1987, without admitting or denying the findings of fact or conclusions of law contained therein, the Sponsor consented to the entry of an Order (In the Matter of Advest, Inc., Admin. Proceeding File No. 3-6783) by the Commission which imposed a censure of the Sponsor for failure to supervise its registered representatives so as to prevent the overcharging of sales commissions to certain mutual fund customers entitled to volume discounts through rights of accumulation. The Sponsor has refunded such excess commissions together with appreciation thereon to such customers and revised its supervising procedures to address this problem. In connection with this matter, the then Vice President in charge of the Unit Trust and Mutual Fund Departments of the Sponsor has been suspended for 30 days from association with any broker or dealer, subject to his right to petition for review of the initial decision. None of the activities which were the basis for the administrative actions discussed above involved the Sponsor's activities as a Sponsor of the State Trusts.

The foregoing information with respect to the stockholders' equity of the Sponsor relates to the Sponsor only and not to the Multistate Trust. Such information is included in this Prospectus only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out contractual obligations with respect to the Multistate Trust. More comprehensive financial information can be obtained upon request from the Sponsor.

The contract of insurance relating to a Guaranteed Trust and the negotiations in respect thereof represent the only significant relationship between the Insurer (and, in the case of Series 23 and subsequent Series, certain agreements relating to Permanent
Insurance) and such Guaranteed Trust. Otherwise, neither the Insurer nor any associate thereof has any material business relationship, direct or indirect, with any Guaranteed Trust or the Sponsor, except that the Sponsor may from time to time in the normal course of its business, participate as underwriter or as manager or as a member of underwriting syndicates in the distribution of new issues of municipal bonds for which a policy of insurance guaranteeing the payment of interest and principal has been obtained from the Insurer. Although all issues contained in the portfolio are individually insured, neither a Guaranteed Trust, the Units nor the portfolio of such Guaranteed Trust is insured directly or indirectly by the Insurer.


LEGAL OPINIONS

The legality of the Units originally offered hereby and certain matters relating to Federal tax law have been passed upon by Choate, Hall & Stewart, Exchange Place, 53 State Street, Boston, Massachusetts 02109, as counsel for Moseley and the Sponsor for Series 1 through 19 of Multistate Trust. Special Counsel for each State Trust for tax matters relating to the state for which such Trust is named are referred to under "Portfolios - Risk Factors and Tax Status" in Part I of the Prospectus. Booth & Baron, 122 East 42nd Street,
New York, New York 10168 has acted as counsel for the Trustee and as special counsel for the Multistate Trust for New York tax matters for Series 1 through 19 of Multistate Trust. Tanner Propp
& Farber, 99 Park Avenue, New York, New York 10016, has acted as counsel for the Trustee and as special counsel for the Multistate Trust for New York tax matters for Series 20 and subsequent Series. Brown & Wood, One World Trade Center, New York, New York 10048 have acted as special counsel for Moseley and the Sponsor with respect to Multistate Trust Series
20 and subsequent Series.


AUDITORS

The financial statements of the Multistate Trust included in Part
I of the Prospectus have been examined by BDO Seidman, LLP, independent certified public accountants, as stated in their opinion appearing herein, and are included herein in reliance upon such opinion given upon the authority of that firm as experts in accounting and auditing.


DESCRIPTION OF BOND RATINGS

Standard & Poor's: A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

The bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

        I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

        II.     Nature of provisions of the obligation; and

        III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA-Bonds rated AAA have the highest rating assigned by Standard
& Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA-Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A-Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB-Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC-Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project.
This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

NR-Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of obligation as a matter of policy.

Moody's Investors Service, Inc.: A brief description of the applicable Moody's Investor Service rating symbols and their meanings follow:

Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa-Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have few speculative characteristics as well.

Ba-Bonds which are rated Ba are judged to have speculative elements;
their future cannot be considered as well as assured. Often the protection of interest and principal payment may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Con. (. . .)-Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by: (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. Although Industrial Revenue Bonds and Environmental Control Revenue Bonds are tax-exempt issues, they are included in the corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Moody's does not apply numerical modifiers other than Aa1, A1, and Baa1, which are described above, in its municipal bond rating system.


                       TABLE OF CONTENTS
                     for Prospectus, Part II

                                                        Page
                                                        ______
The Trust                                                1
        Objectives                                       1
        Organization                                     3
        Portfolio                                        3
        General Considerations                           4
        Guaranteed Trust Insurance                      13
        Interest, Estimated Current Return and
          Estimated Long-Term Return                    18
        Tax Status of the Trust                         19
Public Offering of Units                                22
        Public Offering Price                           22
        Accrued Interest                                22
        Method of Evaluation                            23
        Comparison of Public Offering Price, Sponsor's
          Repurchase Price and Redemption Price         24
        Distribution of Units                           25
        Market for Units                                25
        Redemption                                      26
        Unit Evaluation                                 28
 Certificateholders                                     28
        Description of Certificate                      28
        Trust Distributions                             28
        Statements to Certificateholders                29
        Rights of Certificateholders                    30
Automatic Reinvestment Plan                             30
Investment Supervision                                  31
Administration of the Trust                             32
        The Trustee                                     32
        The Evaluator                                   33
        Successor Sponsor                               33
Amendment and Termination of the Agreement              34
Limitations on Liability                                34
Expenses of the Trust                                   35
The Sponsor                                             36
Legal Opinions                                          37
Auditors                                                38
Description of Bond Ratings                             38

            _____________________________________

This Prospectus does not contain all of the information set forth in the registration statement and exhibits relating thereto, filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, and to which reference is made.

            _____________________________________

No person is authorized to give any information or to make any representations not contained in this Prospectus; and any information or representation not contained herein must not be relied upon as having been authorized by the Trust, the Trustee, the Evaluator, or the Sponsor. The Trust is registered as a unit investment trust under the Investment Company Act of 1940. Such registration does not imply that the Trust or any of its Units have been guaranteed, sponsored, recommended or approved by the United States or any state or any agency or officer thereof.

            _____________________________________

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such an offer in such state.







            _____________________________________



                         MULTISTATE TAX
                           EXEMPT UNIT
                        TRUST PROSPECTUS

                           Series 1-7

                              and

                        MULTISTATE TRUST

                            Series 8
                      and Subsequent Series




            _____________________________________



                            Sponsor:

                          ADVEST, INC.

                      One Commercial Plaza
                  280 Trumbull Street Hartford,
                        Connecticut 06103
                         (203) 525-1421






   PART II. ADDITIONAL INFORMATION NOT REQUIRED IN PROSPECTUS


Item A - Bonding Arrangements
   The employees of Advest, Inc. are covered under a Brokers Blanket Policy, Standard Form 14, in the amount of $20,000,000.

Item B - Contents of Registration Statement
   This Post-Effective Amendment to the Registration Statement on
Form S-6 comprises the following papers and documents:

The facing sheet on Form S-6.
The Cross-Reference Sheet (previously filed).
The Prospectus.
Signatures.
Written Consent of the following persons:
  Brown & Wood (previously filed).
  Various state tax counsel (previously filed).
  BDO Seidman, LLP.
The following exhibits:
*4.1 - Consent of Securities Evaluation Service, Inc., as Evaluator.

__________
*Filed herewith.



                           SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, Multistate Trust, Series 42, certifies that it meets all of the requirements for effectiveness of this Post-Effective
Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Hartford and State of Connecticut on the 29th day of September, 1995.

                 Signatures appear on page II-3

A majority of the Board of Directors of Advest, Inc. have signed this Post-Effective Amendment to the Registration Statement pursuant to powers of attorney on file with the Commission authorizing the person signing this Post-Effective Amendment to the Registration Statement.


Page II-1



                       CONSENT OF COUNSEL

The consent of Brown & Wood to the use of their name in the Prospectus included in the Registration Statement is contained in their opinion previously filed as Exhibit 3.1.1.

The consent of the various state tax counsel to the use of their names in the Prospectus included in the Registration Statement is contained in their opinions previously filed as Exhibit 3.2 et seq.




       __________________________________________________






                CONSENT OF INDEPENDENT AUDITORS

The Sponsor and Trustee of
Multistate Trust Series 42:


We hereby consent to the use in Post-Effective Amendment No. 8 to Registration Statement No. 33-12256 of our opinion dated June 30, 1995, relating to the Financial Statements of Multistate Trust, Series 42 and to the references to us in the prospectus which is part of such Registration Statement.




BDO SEIDMAN, LLP

Woodbridge, New Jersey
September 29, 1995


Page II-2



Multistate Trust
Series 42

By:               ADVEST, INC.
                   (Sponsor)



By: ______________________________________________
        (Lee G. Kuckro, Vice President)



By the following persons, who constitute a majority of the Board of Directors of Advest, Inc.


Allen G. Botwinick
George A. Boujoukos
Donald J. Cristo
Edward Fernberger
Gerald A. Guild
Lee G. Kuckro
Grant W. Kurtz
Martin Lilienthal
Howard R. Merriman, Jr.
Paul Nussbaum
Jay H. Salkin
Philip M. Skidmore
Raymond T. Waller
Allen Weintraub


By: ______________________________________________
             (Lee G. Kuckro, as
              Attorney-in-Fact
        for the persons listed above)

II-
Page 3